UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21774
                                                      -----------

                        First Trust Exchange-Traded Fund
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                              Wheaton, Illinois 60187
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                              Wheaton, Illinois 60187
    -------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end:  December 31
                                               --------------

                   Date of reporting period:  December 31, 2009
                                             ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:





[LOGO OMITTED]  FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND
-----------------------------------------------------------


        First Trust Dow Jones Select MicroCap Index(SM) Fund
        First Trust Morningstar(R) Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
        First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
        First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
        First Trust Dow Jones Internet Index(SM) Fund
        First Trust DB Strategic Value Index Fund
        First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
        First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
        First Trust ISE Water Index Fund
        First Trust ISE-Revere Natural Gas Index Fund
        First Trust ISE Chindia Index Fund
        First Trust Value Line(R) 100 Exchange-Traded Fund
        First Trust NASDAQ(R) ABA Community Bank Index Fund


------------------
Annual Report
December 31, 2009
------------------


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                        First Trust Exchange-Traded Fund
                                December 31, 2009

Shareholder Letter                                                            2
Market Overview                                                               3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund                       4
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                 6
   First Trust US IPO Index Fund                                              8
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      10
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   12
   First Trust NYSE Arca Biotechnology Index Fund                            14
   First Trust Dow Jones Internet Index(SM) Fund                             16
   First Trust DB Strategic Value Index Fund                                 18
   First Trust Value Line(R) Equity Allocation Index Fund                    20
   First Trust Value Line(R) Dividend Index Fund                             22
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                24
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               26
   First Trust S&P REIT Index Fund                                           28
   First Trust ISE Water Index Fund                                          30
   First Trust ISE-Revere Natural Gas Index Fund                             32
   First Trust ISE Chindia Index Fund                                        34
   First Trust Value Line(R) 100 Exchange-Traded Fund                        36
   First Trust NASDAQ(R) ABA Community Bank Index Fund                       38
Notes to Fund Performance Overview                                           40
Understanding Your Fund Expenses                                             41
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund                      43
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                48
   First Trust US IPO Index Fund                                             50
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      53
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   55
   First Trust NYSE Arca Biotechnology Index Fund                            56
   First Trust Dow Jones Internet Index(SM) Fund                             57
   First Trust DB Strategic Value Index Fund                                 58
   First Trust Value Line(R) Equity Allocation Index Fund                    59
   First Trust Value Line(R) Dividend Index Fund                             62
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                65
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               67
   First Trust S&P REIT Index Fund                                           68
   First Trust ISE Water Index Fund                                          70
   First Trust ISE-Revere Natural Gas Index Fund                             71
   First Trust ISE Chindia Index Fund                                        72
   First Trust Value Line(R) 100 Exchange-Traded Fund                        74
   First Trust NASDAQ(R) ABA Community Bank Index Fund                       77
Statements of Assets and Liabilities                                         80
Statements of Operations                                                     84
Statements of Changes in Net Assets                                          88
Financial Highlights                                                         94
Notes to Financial Statements                                               105
Report of Independent Registered Public Accounting Firm                     116
Additional Information                                                      117
Board of Trustees and Officers                                              119
Risk Considerations                                                         121
Privacy Policy                                                              124

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                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                           FIRST TRUST EXCHANGE-TRADED FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to December 31, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded Fund for the period covered by the report. It contains each Fund's performance overview and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded Fund

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2009


[PHOTO OMITTED]      ROBERT F. CAREY, CFA
                     SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
                     FIRST TRUST ADVISORS L.P.

                     Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


STATE OF THE U.S. ECONOMY

Data indicates that the recession that commenced in December 2007 may have ended in March 2009, though no official word has come from the National Bureau of Economic Research - the organization responsible for defining expansions and contractions in the U.S. economy. The U.S. economy expanded by 2.2% the third quarter of 2009. A survey of economists by Bloomberg found a consensus GDP growth estimate of 4.5% for the fourth quarter of 2009. The ISM Manufacturing Index closed December 2009 at a reading of 55.9 - above 50 indicates expansion. That is a major advancement over its 32.9 index level in December 2008. With the aid of government stimulus, such as the first-time homebuyer tax credit, we saw the residential real estate market begin to stabilize. What we have not seen is a ramp-up in lending. While interest rates have remained extremely low, banks have yet to loosen lending standards in a meaningful way. Small businesses, in particular, have found it very difficult to secure capital.

The overall tone of the U.S. economy has clearly been influenced by legislative initiatives. The Obama Administration has spent a lot of political capital in the areas of health care reform (coverage for the uninsured) and Cap and Trade (regulate carbon emissions). Neither has been enacted into law. Despite decent earnings, the performance of health care and utility stocks suffered the better part of 2009 from the uncertainty over how said legislation would impact their bottom line. Perhaps we can get some better guidance on these issues early on in 2010.

As we begin 2010, we can safely say that the economy is in far better shape than a year ago, but some concerns linger. The Blue Chip Economic Indicators survey of 52 economists conducted at the start of January 2010 forecasted a GDP growth rate of 2.8%, compared to an estimated growth rate of -2.5% for 2009. High productivity remained a key driver of the U.S. economy during the recession. The Conference Board reported that U.S. productivity rose 2.5% in 2009 and is projected to gain another 3.0% in 2010. Moving forward, three topics to keep an eye on are the potential for rising interest rates, the direction of state budget deficits ($193 billion estimated for fiscal 2010) and the ability of companies involved in commercial real estate to rollover loans coming due ($300 billion targeted).

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted outsized returns in 2009. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 26.5%, 37.4%, and 25.6%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top-performing sector was Technology, up 59.9%, while the poorest showing came from Telecommunications Services, up 2.6%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 36.3% in 2010, vs. 12.7% in 2009, according to Standard & Poor's. Bloomberg surveyed strategists from Wall Street's largest firms and found the average 2010 price target for the S&P 500 Index is 1225, or a gain of 9.82%, according to Bespoke Investment Group. According to Ibbotson Associates, from 1926 through 2009, the average annual total return for the S&P 500 Index was 9.81%.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIXVolatility Index ("VIX"), an index that measures the implied volatility of S&P 500 Index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value, the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From 4/30/03-7/31/07, the S&P 500 Index posted a cumulative total return of 71.3%.

In the U.S. bond market, the top-performing group was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 58.21%. The next closest domestic category was municipal bonds, up 23.43%, as measured by the Barclays Capital Municipal Bond: Long Bond (22+) Index. The Barclays Capital U.S. Treasury: Intermediate Index posted the worst return, down 1.4%. It was the only major category in the red.

FOREIGN STOCKS AND BONDS

Riskier asset classes dominated the overseas markets as well. The Barclays Capital Global Emerging Markets Index of debt securities rose 35.61% (USD) in 2009, while the MSCI Emerging Markets Index of stocks gained 78.51% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 6.93%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 34.29% (USD). The U.S. dollar boosted returns for U.S. investors by declining 5.9% against a basket of major currencies.

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FUND PERFORMANCE OVERVIEW
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange, NYSE Amex and The NASDAQ Stock Market, Inc. that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was 09/30/05.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                              Average Annual            Cumulative
                                                               Total Returns           Total Returns
                                          1 Year Ended     Inception (09/27/05)    Inception (09/27/05)
                                            12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                         20.85%              -2.22%                   -9.13%
 Market Value                                21.05%              -2.26%                   -9.28%
INDEX PERFORMANCE
 Dow Jones Select MicroCap Index(SM)         21.89%              -1.46%                   -6.07%
 Russell 2000(R) Index                       27.17%               0.13%                    0.58%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value ("NAV") return of 20.85% for the year ended December 31, 2009 underperformed the benchmark Russell 2000(R) Index return of 27.17% by -6.32%. 2009 was a roller coaster year as markets fell to lows not seen in over a decade before starting a sharp rally that persisted through the last three quarters of 2009. The Financials sector was the worst-performing sector in the Fund, returning -12.7% and contributing -5.8% to the Fund's total return. The Consumer Discretionary sector led all sectors with a +12.1% contribution to the Fund's total return. Leading the sector was newspaper advertiser Valassis Communications, Inc. The company bounced off of all-time lows by returning to profit in the first quarter of 2009 and winning a lawsuit against News Corp. that awarded Valassis $300 million. Before Valassis was sold from the Fund in late August, its stock returned +1,033.7%. Relative performance was worst in the Information Technology sector, which caused -6.0% of Fund underperformance. Relative to the benchmark, the Fund had a smaller weight (12.7% versus 18.4%) and lower performance (+39.8% versus +59.7%) in the sector.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

       TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
   Valassis Communications, Inc.             Harleysville National Corp.
     Group 1 Automotive, Inc.             Jackson Hewitt Tax Service, Inc.
        Ruby Tuesday, Inc.                      First Merchants Corp.
   Jos. A. Bank Clothiers, Inc.                       TowneBank
 Central Garden & Pet Co., Class A        Shenandoah Telecommunications Co.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECTOR                                       INVESTMENTS
 Industrials                                     19.96%
 Financials                                      16.33
 Consumer Discretionary                          14.78
 Information Technology                          14.29
 Health Care                                     10.48
 Consumer Staples                                 7.50
 Materials                                        7.44
 Energy                                           6.90
 Telecommunication Services                       1.53
 Utilities                                        0.79
                                                -------
      Total                                     100.00%
                                                =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 ATP Oil & Gas Corp.                             1.14%
 Albany International Corp., Class A             0.91
 EV Energy Partner L.P.                          0.88
 Dollar Financial Corp.                          0.83
 Zoll Medical Corp.                              0.82
 Manhattan Associates, Inc.                      0.79
 World Acceptance Corp.                          0.76
 American Capital Agency Corp.                   0.75
 Heartland Payment Systems, Inc.                 0.72
 Belo Corp., Class A                             0.72
                                               -------
      Total                                      8.32%
                                               =======

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (Continued)


                     Growth of a $10,000 Initial Investment
                       September 27, 2005 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust          The Dow Jones
                 Dow Jones Select       Select MicroCap
             MicroCap Index(SM) Fund       Index(SM)       Russell 2000(R) Index
             -----------------------    ---------------    ---------------------
09/27/2005           $10,000               $10,000               $10,000
12/31/2005            10,374                10,397                10,252
06/30/2006            10,968                11,033                11,094
12/31/2006            12,001                12,115                12,134
06/30/2007            12,746                12,910                12,917
12/31/2007            11,278                11,474                11,944
06/30/2008             9,896                10,100                10,825
12/31/2008             7,520                 7,707                 7,909
06/30/2009             7,362                 7,568                 8,118
12/31/2009             9,087                 9,393                10,058












Performance figures assume reinvest ment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 30, 2005 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >  200 Basis Points
09/30/05 - 12/31/05                      31                         1                         3                         0
01/01/06 - 12/31/06                     125                         8                         2                         0
01/01/07 - 12/31/07                     125                        12                         5                         0
01/01/08 - 12/31/08                     139                         9                         1                         0
01/01/09 - 12/31/09                     121                         6                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >  200 Basis Points
09/30/05 - 12/31/05                      29                         0                         0                         0
01/01/06 - 12/31/06                     116                         0                         0                         0
01/01/07 - 12/31/07                     100                         4                         5                         0
01/01/08 - 12/31/08                      99                         5                         0                         0
01/01/09 - 12/31/09                     120                         5                         0                         0

__________________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND


The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange, NYSE Amex or The NASDAQ Stock Market, Inc.) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 03/15/06.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (03/09/06)    Inception (03/09/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    14.24%              -4.41%                  -15.80%
 Market Value                                                           13.90%              -4.41%                  -15.82%
INDEX PERFORMANCE
 Morningstar(R) Dividend Leaders(SM) Index                              14.81%              -3.97%                  -14.33%
 S&P 500(R) Index                                                       26.46%              -1.30%                   -4.88%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 14.24% for the year ended December 31, 2009 underperformed the benchmark S&P 500(R) Index return of 26.46% by -12.22%. After falling to decade lows, markets experienced a sharp rally the last three quarters of 2009 as confidence in the financial system rebounded and the economy officially grew in the third quarter. The rebound in economic activity helped the Materials sector be the best-performing sector in the Fund, returning +54.4%. The Telecommunications sector was the worst performer, returning +4.5%, and was the Fund's second heaviest-weighted sector. Bank of America Corp.'s stock returned -5.9% during the time it was held in the Fund. However, a large portion of the Fund's shares in this bank stock were purchased during the market lows of March. This allowed Bank of America to lead all Fund holdings with a contribution to total return of +4.7%. The Fund's relative performance was hurt by not having much exposure to the Information Technology sector. It was the benchmark's heaviest-weighted (18.1%) and best-performing (+62.1%) sector. Information Technology alone caused -10.6% of Fund underperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
         Bank of America Corp.                      Pfizer, Inc.
           Dow Chemical Co.                     SunTrust Banks, Inc.
           Merck & Co., Inc.                        U.S. Bancorp
     E.I. DuPont de Nemours & Co.                   Ameren Corp.
           Wells Fargo & Co.                    Fifth Third Bancorp


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Utilities                                      31.66%
 Telecommunication Services                     20.11
 Health Care                                    18.10
 Consumer Staples                                9.83
 Industrials                                     5.70
 Materials                                       5.70
 Financials                                      4.33
 Consumer Discretionary                          3.40
 Information Technology                          1.17
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 AT&T, Inc.                                     10.17%
 Verizon Communications, Inc.                    7.81
 Merck & Co., Inc.                               7.08
 Bristol-Myers Squibb Co.                        6.11
 Eli Lilly & Co.                                 4.91
 Kraft Foods, Inc., Class A                      4.03
 E.I. DuPont de Nemours & Co.                    3.71
 Southern Co.                                    3.47
 Exelon Corp.                                    3.39
 Dominion Resources, Inc.                        2.64
                                               -------
      Total                                     53.32%
                                               =======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND (Continued)


                     Growth of a $10,000 Initial Investment
                        March 9, 2006 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


              First Trust Morningstar(R)     Morningstar(R)
                 Dividend Leaders(SM)       Dividend Leaders
                      Index Fund               Index(SM)        S&P 500(R) Index
              --------------------------    ----------------    ----------------
03/09/2006             $10,000                  $10,000            $10,000
12/31/2006              12,077                   12,110             11,317
06/30/2007              12,392                   12,462             12,104
12/31/2007              10,793                   10,870             11,939
06/30/2008               7,955                    8,069             10,516
12/31/2008               7,371                    7,462              7,522
06/30/2009               6,961                    7,067              7,760
12/31/2009               8,420                    8,567              9,512

Performance figures assume reinvest ment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 15, 2006 (commencement of trading) through December 31, 2009.


                  Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >  200 Basis Points
03/15/06 - 12/31/06                     116                         8                         3                         0
01/01/07 - 12/31/07                     122                         6                         5                         0
01/01/08 - 12/31/08                     148                         8                         4                         2
01/01/09 - 12/31/09                     135                         4                         3                         0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >  200 Basis Points
03/15/06 - 12/31/06                      75                         0                         0                         0
01/01/07 - 12/31/07                     107                        10                         1                         0
01/01/08 - 12/31/08                      84                         4                         2                         1
01/01/09 - 12/31/09                     106                         3                         1                         0

__________________________
Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND


First Trust US IPO Index Fund The First Trust US IPO Index Fund (the
"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best-performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 04/13/06.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (04/12/06)    Inception (04/12/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    44.93%               0.90%                    3.39%
 Market Value                                                           44.96%               0.89%                    3.35%
INDEX PERFORMANCE
 IPOX-100 U.S. Index                                                    45.97%               1.51%                    5.75%
 Russell 3000(R) Index                                                  28.34%              -1.76%                   -6.40%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 44.93% for the year ended December 31, 2009 outperformed the benchmark Russell 3000(R) Index return of 28.34% by 16.59%. The market rally that started in March 2009 and lasted through the end of the year enabled every sector in the Fund to make a positive contribution to total return. The Information Technology sector companies in the Fund returned +68.4%, which combined with the sector's heavy weight to contribute +19.7% to the Fund's total return. The sector included two of the Fund's three largest holdings, Visa, Inc. and MasterCard, Inc., which returned +67.8% and +79.7%, respectively, due to a sharp rebound in consumer spending. The companies were also the best contributors to total return, with Visa contributing +6.2% and MasterCard contributing +4.6%. The Fund had superior performance and a larger weight in this sector which caused +8.8% of Fund outperformance. The Consumer Staples sector was responsible for an additional +4.2% of Fund outperformance. This was largely attributable to the sector's large positions in tobacco companies Lorillard, Inc. and Philip Morris International, Inc. The two companies made up more than 12% of the Fund, contributed +3.2% to total return, and caused +2.8% of Fund outperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

         TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
          Visa, Inc., Class A                 SunPower Corp., Class A
       MasterCard, Inc., Class A           MetroPCS Communications, Inc.
         Viacom, Inc., Class B                  W&T Offshore, Inc.
            Lorillard, Inc.                     HealthSpring, Inc.
   Philip Morris International, Inc.       Mueller Water Products, Inc.

__________________________
IPOX is a trademark of IPOX Schuster LLC, IPOX IPO Indexes and Derivatives (patent pending).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Information Technology                         30.25%
 Consumer Discretionary                         16.59
 Consumer Staples                               16.37
 Health Care                                     9.23
 Industrials                                     9.22
 Energy                                          7.53
 Financials                                      6.15
 Materials                                       1.79
 Telecommunication Services                      1.54
 Utilities                                       1.33
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Visa, Inc., Class A                            10.07%
 Philip Morris International, Inc.               9.55
 MasterCard, Inc., Class A                       6.73
 Covidien PLC                                    4.84
 Viacom Inc., Class B                            3.65
 Time Warner Cable, Inc.                         2.95
 Spectra Energy Corp.                            2.69
 Western Union Co.                               2.64
 Lorillard, Inc.                                 2.61
 First Solar, Inc.                               2.33
                                               -------
      Total                                     48.06%
                                               =======

Performance figures assume reinvest ment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

                     Growth of a $10,000 Initial Investment
                       April 12, 2006 - December 31, 2009

                                [GRAPHIC OMITTED]
                           EDGARIZATION OF DATA POINTS


                  First Trust
               US IPO Index Fund     IPOX-100 U.S. Index   Russell 3000(R) Index
               -----------------     -------------------   ---------------------
04/12/2006         $10,000                $10,000               $10,000
12/31/2006          11,100                 11,154                11,064
06/30/2007          12,385                 12,481                11,851
12/31/2007          12,712                 12,844                11,633
06/30/2008          11,784                 11,941                10,348
12/31/2008           7,134                  7,245                 7,293
06/30/2009           8,087                  8,248                 7,599
12/31/2009          10,339                 10,575                 9,360

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2006 (commencement of trading) through December 31, 2009.

                                             Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >  200 Basis Points
04/13/06 - 12/31/06                     37                          0                         0                         0
01/01/07 - 12/31/07                     96                          9                         4                         1
01/01/08 - 12/31/08                    133                          3                         6                         0
01/01/09 - 12/31/09                    109                          3                         0                         0


                                              Number of Days Bid/Ask Midpoint Below NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >  200 Basis Points
04/13/06 - 12/31/06                    144                          0                         0                         0
01/01/07 - 12/31/07                    135                          5                         1                         0
01/01/08 - 12/31/08                    108                          2                         1                         0
01/01/09 - 12/31/09                    135                          5                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND


The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    59.54%              -0.35%                   -1.29%
 Market Value                                                           59.83%              -0.32%                   -1.19%
INDEX PERFORMANCE
 NASDAQ-100 Equal Weighted Index(SM)                                    60.51%               0.27%                    1.00%
 NASDAQ-100 Index(R)                                                    54.63%               2.49%                    9.54%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 59.54% for the year ended December 31, 2009 outperformed the benchmark NASDAQ-100 Index(R) return of 54.63% by 4.91%. As the worst of the financial crisis passed and confidence returned to markets with a sharp rally in the last three quarters of 2009, a resilient but prudent consumer boosted the Consumer Discretionary sector. Within the Fund, Consumer Discretionary stocks returned +86.9%, largely due to the performance of the Internet & Catalog Retail sub-sector. Strong performers included Liberty Media Holding Corp. - Interactive (+247.4%), Expedia, Inc. (+212.3%), and Amazon.com, Inc. (+162.3%). However, the best performer in the Fund was computer drive designer and manufacturer Seagate Technology, Inc. The company had a tough start to 2009 and had to scrap its dividend, cut jobs, and lower prices on its products. However, once inventories thinned out, demand for computer drives increased and the company's stock price climbed back to pre-financial crisis levels. For the year, Seagate's stock returned +313.5%. Fund outperformance was largest in the Consumer Discretionary sector. The Fundheavier weight in the sector caused +6.7% of outperformance. The Fund's equal-weighting methodology worked in the Fund's favor in the Health Care sector, giving the Fund an additional +3.2% of outperformance. The Fund lost relative performance in the Information Technology sector, mostly because of the benchmark's largest holding, Apple, Inc. Apple had an average benchmark weight of 13.2% versus the Fund's 1.1%. The company's return of +146.9% detracted -13.8% from the Fund's outperformance. However, companies like Seagate were able to limit the sector's detraction from outperformance to -8.9%.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

                TOP-PERFORMING STOCKS                      BOTTOM-PERFORMING STOCKS
              Seagate Technology, Inc.             Pharmaceutical Product Development, Inc.
 Liberty Media Holding Corp. - Interactive, Class A              Genzyme Corp.
                  Baidu, Inc., ADR                        Apollo Group, Inc., Class A
               Sun Microsystems, Inc.                           Cephalon, Inc.
                    Expedia, Inc.                            Gilead Sciences, Inc.


__________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 INDEX(R), AND NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Information Technology                         45.30%
 Health Care                                    20.22
 Consumer Discretionary                         19.86
 Industrials                                     9.70
 Telecommunication Services                      2.97
 Consumer Staples                                0.99
 Materials                                       0.96
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                    INVESTMENTS
 SanDisk Corp.                                   1.12%
 NVIDIA Corp.                                    1.09
 Illumina, Inc.                                  1.08
 Sears Holdings Corp.                            1.07
 Apple, Inc.                                     1.05
 Flir Systems, Inc.                              1.05
 Biogen Idec, Inc.                               1.05
 BMC Software, Inc.                              1.04
 Teva Pharmaceutical Industries Ltd., ADR        1.04
 Electronic Arts, Inc.                           1.04
                                               -------
      Total                                     10.63%
                                               =======

                    Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


             First Trust NASDAQ-100
                 Equal Weighted         NASDAQ-100 Equal
                 Index(SM) Fund        Weighted Index(SM)    NASDAQ-100 Index(R)
             ----------------------   --------------------   -------------------
04/19/2006           $10,000                $10,000              $10,000
12/31/2006            10,060                 10,097               10,168
06/30/2007            11,050                 11,117               11,217
12/31/2007            11,040                 11,142               12,124
06/30/2008             9,673                  9,785               10,708
12/31/2008             6,187                  6,292                7,084
06/30/2009             7,653                  7,803                8,671
12/31/2009             9,871                 10,100               10,954

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
04/25/06 - 12/31/06                     105                         0                         1                         0
01/01/07 - 12/31/07                     151                         0                         3                         0
01/01/08 - 12/31/08                     152                         4                         1                         1
01/01/09 - 12/31/09                     144                         0                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
04/25/06 - 12/31/06                     68                          0                         0                         0
01/01/07 - 12/31/07                     97                          0                         0                         0
01/01/08 - 12/31/08                     94                          1                         0                         0
01/01/09 - 12/31/09                    104                          3                         1                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND


The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    79.89%               1.55%                    5.87%
 Market Value                                                           82.25%               1.60%                    6.07%
INDEX PERFORMANCE
 NASDAQ-100 Technology Sector Index(SM)                                 81.15%               2.20%                    8.38%
 S&P 500 Information Technology Index                                   61.72%               2.63%                   10.11%
 S&P 500(R) Index                                                       26.45%              -2.16%                   -7.76%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 79.89% for the year ended December 31, 2009 outperformed the benchmark S&P 500 Information Technology Index return of 61.72% by 18.17%. The Computers & Peripherals industry was the best-performing industry in the Fund. The Fund's holdings in the industry returned +149.2%, led by Seagate Technology, Inc.'s return of +313.5%. The company cut jobs, prices, and its dividend early in 2009, but bounced back strongly as improving economic conditions and thin inventories boosted demand for its computer drives. Due to its heavy weight in the Fund, the Semiconductor industry was the best contributor to total return, with a contribution of +24.4%. It was led by Marvell Technology Group Ltd.'s +211.0% return and +4.5% contribution to total return. The company, which supplies processors to tech giants like Apple, Research In Motion, and Samsung Electronics, benefitted from an increase in demand for consumer electronics. The Semiconductor industry also led the Fund in terms of relative performance. The Fund had a heavier weight and better performance in the industry relative to the benchmark, resulting in +15.6% of Fund outperformance. Much of this is explained by the benchmark not holding Marvell Technology (+211.0%), NVIDIA Corp. (+131.4%), Maxim Integrated Products, Inc. (+87.2%), and Lam Research Group (+84.2%). These names alone caused +11.7% of Fund outperformance relative to the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

           TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
         Seagate Technology, Inc.                 BMC Software, Inc.
             Baidu, Inc., ADR                 Logitech International S.A.
          Sun Microsystems, Inc.                     SanDisk Corp.
       Marvell Technology Group Ltd.                   CA, Inc.
   Cognizant Technology Solutions Corp.           IAC/InterActiveCorp

__________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (Continued)


PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
INDUSTRY                                    INVESTMENTS
 Semiconductors & Semiconductor Equipment       31.55%
 Software                                       26.08
 Computers & Peripherals                        16.27
 Internet Software & Services                   10.45
 Communications Equipment                        7.75
 IT Services                                     5.19
 Health Care Technology                          2.71
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECURITY                                    INVESTMENTS
 SanDisk Corp.                                   2.94%
 NVIDIA Corp.                                    2.84
 Apple, Inc.                                     2.76
 BMC Software, Inc.                              2.73
 Cerner Corp.                                    2.71
 Citrix Systems, Inc.                            2.70
 Dell, Inc.                                      2.67
 Linear Technology Corp.                         2.67
 Seagate Technology, Inc.                        2.66
 Intel Corp.                                     2.66
                                               -------
      Total                                     27.34%
                                               =======

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust              NASDAQ-100           S&P 500
                NASDAQ-100-Technology         Technology         Information
                Sector Index(SM) Fund      Sector Index(SM)    Technology Index    S&P 500(R) Index
                ---------------------      ----------------    ----------------    ----------------
04/19/2006             $10,000                 $10,000             $10,000            $10,000
12/31/2006               9,985                  10,020              10,296             10,975
06/30/2007              10,925                  10,989              11,256             11,739
12/31/2007              10,750                  10,847              11,975             11,579
06/30/2008               9,755                   9,872              10,409             10,199
12/31/2008               5,885                   5,983               6,809              7,295
06/30/2009               7,890                   8,048               8,502              7,526
12/31/2009              10,587                  10,838              11,011              9,224

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
04/25/06 - 12/31/06                     103                         1                         1                         1
01/01/07 - 12/31/07                     153                         0                         0                         0
01/01/08 - 12/31/08                     138                         6                         1                         1
01/01/09 - 12/31/09                     151                         4                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
04/25/06 - 12/31/06                     68                          0                         0                         0
01/01/07 - 12/31/07                     98                          0                         0                         0
01/01/08 - 12/31/08                    104                          2                         1                         0
01/01/09 - 12/31/09                     94                          3                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND


The First Trust NYSE Arca Biotechnology Index Fund (formerly known as First Trust Amex(R) Biotechnology Index Fund) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (formerly known as the Amex(R) Biotechnology Index(SM)) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

PERFORMANCE AS OF DECEMBER 31, 2009                                                      Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
 NAV                                                                    44.87%              10.96%                   44.41%
 Market Value                                                           45.51%              10.97%                   44.46%
INDEX PERFORMANCE
 NYSE Arca Biotechnology Index(SM)                                      45.58%              11.63%                   47.58%
 NASDAQ(R) Biotechnology Index                                          15.96%               4.86%                   18.28%
 S&P 500(R) Index                                                       26.46%              -0.82%                   -2.89%
 S&P Composite 1500 Health Care Index                                   20.76%               3.08%                   11.32%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 44.87% for the year ended December 31, 2009 outperformed the benchmark S&P Composite 1500 Health Care Index return of 20.76% by 24.11%. Biotechnology company Human Genome Sciences, Inc. was the main driver of the Fund's performance during 2009. In July the company released results of a study that showed a drug it developed with GlaxoSmithKline, Benlysta, was able to reduce lupus symptoms in patients. Human Genome Sciences' stock price multiplied on the news. At the end of October the results of a 52-week test were released which confirmed that the drug met its primary objective of reducing lupus symptoms and Human Genome Sciences' stock increased further. For the period covered by this report, the company's stock returned +1,342.4% and contributed +34.3% to the Fund's total return. Sequenom, Inc. was the worst performer in the Fund, returning -79.1% and contributing -5.4% to total return. The company's stock plunged more than -60% on one day in April when the company reported a delay in its Down's syndrome test due to employee mishandling of data. The Fund received +35.5% of outperformance from the Biotechnology industry mostly due to Human Genome Sciences, and received another +8.1% of outperformance from the Life Sciences Tools & Services industry because of the Fund's heavy weight in the strong-performing industry. However, -17.0% of the outperformance was reversed by the positive performance the benchmark received from the Health Care Equipment & Supplies, Health Care Providers & Services, and Pharmaceutical industries, to which the Fund had little exposure.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

        TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
     Human Genome Sciences, Inc.                Sequenom, Inc.
          Affymetrix, Inc.                       Celera Corp.
       Life Technologies Corp.               Myriad Genetics, Inc.
         Nektar Therapeutics                     Genzyme Corp.
           Millipore Corp.                      Cephalon, Inc.

__________________________
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (Continued)


PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
INDUSTRY                                    INVESTMENTS
 Biotechnology                                  72.60%
 Life Sciences Tools & Services                 22.59
 Pharmaceuticals                                 4.81
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Human Genome Sciences, Inc.                     7.60%
 Vertex Pharmaceuticals, Inc.                    6.10
 Cephalon, Inc.                                  5.69
 Sequenom, Inc.                                  5.67
 Biogen Idec, Inc.                               5.39
 Life Technologies Corp.                         5.32
 Alexion Pharmaceuticals, Inc.                   5.26
 Celera Corp.                                    5.14
 Celgene Corp.                                   4.89
 Amylin Pharmaceuticals, Inc.                    4.87
                                               -------
      Total                                     55.93%
                                               =======

                     Growth of a $10,000 Initial Investment
                        June 19, 2006 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                First Trust NYSE Arca      NYSE Arca                                                           S&P
                    Biotechnology        Biotechnology          NASDAQ(R)                                 Composite 1500
                     Index Fund            Index(SM)        Biotechnology Index     S&P 500(R) Index     Health Care Index
                ---------------------    -------------      -------------------     ----------------     -----------------
06/19/2006            $10,000               $10,000               $10,000              $10,000              $10,000
12/31/2006             11,775                11,815                11,114               11,554               11,194
06/30/2007             12,105                12,179                11,177               12,358               11,919
12/31/2007             12,205                12,320                11,630               12,189               12,092
06/30/2008             11,410                11,557                11,086               10,736               10,593
12/31/2008              9,968                10,138                10,200                7,679                9,218
06/30/2009             10,722                10,921                10,491                7,922                9,305
12/31/2009             14,441                14,758                11,828                9,711               11,132

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
06/23/06 - 12/31/06                      64                         0                         0                         0
01/01/07 - 12/31/07                     162                         8                         1                         0
01/01/08 - 12/31/08                     170                         9                         0                         0
01/01/09 - 12/31/09                      93                         3                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
06/23/06 - 12/31/06                      68                         0                         0                         0
01/01/07 - 12/31/07                      76                         3                         1                         0
01/01/08 - 12/31/08                      72                         1                         1                         0
01/01/09 - 12/31/09                     152                         4                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND


The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    79.23%               6.73%                   25.87%
 Market Value                                                           79.30%               6.74%                   25.92%
INDEX PERFORMANCE
 Dow Jones Internet Composite Index(SM)                                 80.28%               7.29%                   28.25%
 S&P 500(R) Index                                                       26.46%              -0.82%                   -2.89%
 S&P Composite 1500 Information Technology Index                        61.04%               5.99%                   22.86%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 79.23% for the year ended December 31, 2009 outperformed the benchmark S&P Composite 1500 Information Technology Index return of 61.04% by 18.19%. After falling to decade lows, markets experienced a sharp rally the last three quarters of 2009 as confidence in the financial system rebounded and the economy officially grew in the third quarter. A resilient consumer helped the Fund's Consumer Discretionary companies lead the Fund with a +180.1% return. The best three performers in the sector, which also were the best in the Fund, were Expedia, Inc. (+212.2%), priceline.com, Inc. (+196.5%), and Amazon.com, Inc. (+162.3). Along with great performance, Amazon.com was also the Fund's second largest holding, which helped it beat all other holdings with a contribution to the Fund's total return of +12.1%. In total, the Consumer Discretionary sector contributed +26.9% to the Fund's total return. The Information Technology sector was by far the heaviest-weighted sector in the Fund, and positive performance helped it beat all other sectors in contribution to the Fund's total return, with a contribution of +47.6%. The sector included the Fund's largest holding and second best contributor, Google, Inc. Google more than doubled on the year, returning +101.5%, and contributed +9.2% to the Fund's total return. The Consumer Discretionary sector was the main cause of Fund outperformance as the benchmark did not hold any companies in the sector. This resulted in +26.9% of Fund outperformance. Some of the outperformance was reversed by the Information Technology sector. The Fund and benchmark had very similar performance from their holdings in this sector, but the Fund was underweight in the sector relative to the benchmark, causing it to give up -13.7% of outperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

       TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
         Amazon.com, Inc.                 Constant Contact, Inc.
       Google, Inc., Class A         ModusLink Global Solutions, Inc.
        priceline.com, Inc.                 Overstock.com, Inc.
           Expedia, Inc.                    RealNetworks, Inc.
       Salesforce.com, Inc.                Sonus Networks, Inc.

__________________________
Dow Jones and Dow Jones Internet Composite Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECTOR                                       INVESTMENTS
 Information Technology                         71.60%
 Consumer Discretionary                         18.73
 Financials                                      5.65
 Industrials                                     2.25
 Health Care                                     1.77
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                             % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Google, Inc., Class A                           9.95%
 Amazon.com, Inc.                                6.63
 eBay, Inc.                                      5.78
 Yahoo!, Inc.                                    5.53
 Juniper Networks, Inc.                          4.42
 Salesforce.com, Inc.                            3.84
 priceline.com, Inc.                             3.82
 Check Point Software Technologies Ltd.          3.20
 Expedia, Inc.                                   3.10
 VeriSign, Inc.                                  3.10
                                               -------
      Total                                     49.37%
                                               =======


                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                 Dow Jones Internet    Dow Jones Internet                                   S&P Composite 1500
                   Index(SM) Fund      Composite Index(SM)       S&P 500(R) Index      Information Technology Index
                 ------------------    -------------------       ---------------       -----------------------------
06/19/2006             $10,000               $10,000                $10,000                     $10,000
12/31/2006              11,285                11,315                 11,554                      11,574
06/30/2007              12,975                13,044                 12,358                      12,716
12/31/2007              12,545                12,651                 12,189                      13,360
06/30/2008              11,203                11,327                 10,736                      11,638
12/31/2008               7,023                 7,114                  7,679                       7,629
06/30/2009               9,374                 9,524                  7,922                       9,506
12/31/2009              12,587                12,825                  9,711                      12,286

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
06/23/06 - 12/31/06                      71                         0                         0                         0
01/01/07 - 12/31/07                     130                         7                         6                         0
01/01/08 - 12/31/08                     140                         4                         1                         0
01/01/09 - 12/31/09                     134                         2                         1                         0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
06/23/06 - 12/31/06                      61                         0                         0                         0
01/01/07 - 12/31/07                     101                         5                         2                         0
01/01/08 - 12/31/08                     105                         2                         1                         0
01/01/09 - 12/31/09                     112                         3                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND*


The First Trust DB Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ Index(TM) (the "Index"). The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios. The Index is an equal dollar-weighted index which is intended to reflect the total return performance of 40 stocks with the lowest CROCI(R) Economic Price Earnings Ratios, determined by taking the 251 stocks with the highest market capitalization in the S&P 500(R) Index and then excluding any stocks issued by financial companies. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 07/11/06.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (07/06/06)    Inception (07/06/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    39.43%               1.92%                    6.86%
 Market Value                                                           40.27%               1.92%                    6.87%
INDEX PERFORMANCE
 Deutsche Bank CROCI(R) US+ Index(TM)                                   40.21%               2.46%                    8.84%
 S&P 500 Value Index                                                    21.18%              -4.60%                  -15.16%
 S&P 500(R) Index                                                       26.46%              -1.63%                   -5.57%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 39.43% for the year ended December 31, 2009 outperformed the benchmark S&P 500 Value Index return of 21.18% by 18.25%. After the worst of the financial crisis passed in March 2009, confidence returned to the banking system and the economy stabilized and eventually grew in the third quarter. A stock market rally that started in March 2009 continued to the end of the year. The best-performing sector in the Fund was Information Technology, as the Fund's holdings in the sector returned +71.8%. Within the sector, Juniper Networks, Inc. was held for only two months in the Fund, but that is all the time it needed to return +70.8% and contribute +2.1% to the Fund's total return. The Health Care sector was also a strong performer in contribution to the Fund's total return, with a contribution of +11.7%. The sector included McKesson Corp., the Fund's second largest individual contributor. The company, the largest drug distributor in the U.S., controlled costs to increase margins and beat analysts' earnings expectations ($1.06/share vs. $0.86/share) for the second quarter of 2009. After being added to the Fund in March, McKesson returned +115.0% and contributed +2.5% to the Fund's total return. The Health Care sector was responsible for the +9.3% of Fund outperformance, since the Fund had better performance and a heavier weight in the sector relative to the benchmark. The Fund received an additional +6.3% of outperformance from the Energy sector. The Fund and benchmark received similar performance from this sector but the Fund's weight in the sector was significantly higher.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

         TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
               Gap, Inc.                        Agilent Technologies, Inc.
            McKesson Corp.                              Coach, Inc.
        Juniper Networks, Inc.                      Devon Energy Corp.
              eBay, Inc.                                Intel Corp.
          Noble Energy, Inc.                      Rockwell Collins, Inc.


* See Note 9 to Financial Statements for information regarding notice of termination of the Index license from Deutsche Bank AG effective June 21, 2010.

__________________________
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index(TM)" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                          % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Health Care                                    47.60%
 Industrials                                    14.44
 Information Technology                         10.56
 Consumer Discretionary                         10.08
 Consumer Staples                                9.88
 Energy                                          4.96
 Utilities                                       2.48
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                          % OF LONG-TERM
SECURITY                                    INVESTMENTS
 News Corp., Class A                             2.83%
 Biogen Idec, Inc.                               2.76
 Yahoo!, Inc.                                    2.75
 Dell, Inc.                                      2.65
 Boston Scientific Corp.                         2.62
 Baxter International, Inc.                      2.58
 Forest Laboratories, Inc.                       2.56
 Nike, Inc., Class B                             2.55
 McKesson Corp.                                  2.55
 Medtronic, Inc.                                 2.54
                                               -------
      Total                                     26.39%
                                               =======

                     Growth of a $10,000 Initial Investment
                        July 6, 2006 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           The Deutsche
                    DB Strategic          Bank CROCI(R)                                   S&P 500
                  Value Index Fund        US+ Index(TM)      S&P 500(R) Index           Value Index
                  ----------------        -------------      ----------------        -----------------
07/06/2006            $10,000                $10,000              $10,000                 $10,000
12/31/2006             11,074                 11,072               11,235                  11,294
06/30/2007             12,444                 12,472               12,016                  12,126
12/31/2007             12,210                 12,273               11,852                  11,519
06/30/2008             11,253                 11,332               10,440                   9,671
12/31/2008              7,665                  7,762                7,467                   7,002
06/30/2009              8,640                  8,775                7,703                   6,903
12/31/2009             10,686                 10,884                9,443                   8,484

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 11, 2006 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
07/11/06 - 12/31/06                      63                         1                         0                         0
01/01/07 - 12/31/07                     121                        15                         4                         0
01/01/08 - 12/31/08                     115                         3                         2                         0
01/01/09 - 12/31/09                     139                         3                         0                         0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
07/11/06 - 12/31/06                      57                         0                         0                         0
01/01/07 - 12/31/07                     100                         8                         2                         1
01/01/08 - 12/31/08                     126                         7                         0                         0
01/01/09 - 12/31/09                     107                         3                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 12/07/06.

PERFORMANCE AS OF DECEMBER 31, 2009                                                       Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (12/05/06)    Inception (12/05/06)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    34.15%              -3.50%                  -10.38%
 Market Value                                                           36.78%              -3.50%                  -10.36%
INDEX PERFORMANCE
 Value Line(R) Equity Allocation Index(TM)                              35.73%              -2.70%                   -8.08%
 Russell 3000(R) Index                                                  28.34%              -5.27%                  -15.34%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 34.15% for the year ended December 31, 2009 outperformed the benchmark Russell 3000(R) Index return of 28.34% by 5.81%. The broad market rally that started in March 2009 and continued through the end of the year helped every sector represented in the Fund to positive double-digit returns. The Information Technology sector was the top-performing and top-contributing sector in the Fund. The Fund's holdings in the sector returned +79.2% and contributed +12.1% to the Fund's total return. The sector included the Fund's largest individual contributor to total return, Sanmina-SCI Corp. The company, which was added to the Fund in August, booked $1 billion of new business in 2009 and returned to profitability during the final quarter of 2009. Sanmina-SCI returned +128.4% while held by the Fund and contributed +2.4% to total return. The Fund received +4.7% of outperformance from the Consumer Discretionary sector. Both the Fund and benchmark received strong performance from this sector, but the Fund's weight in the sector was double the benchmark's weight.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

          TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
            Sanmina-SCI Corp.                            Unum Group
  Cognizant Technology Solutions Corp.          Mueller Water Products, Inc.
     Infosys Technologies Ltd., ADR                      Chubb Corp.
                TJX Cos.                           Bed Bath & Beyond, Inc.
              Oshkosh Corp.                        Johnson Controls, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                             % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Information Technology                         17.39%
 Consumer Discretionary                         16.87
 Financials                                     15.42
 Industrials                                    12.06
 Health Care                                    11.14
 Utilities                                       7.99
 Materials                                       6.20
 Energy                                          5.92
 Consumer Staples                                4.80
 Telecommunication Services                      2.21
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                      INVESTMENTS
 Sanmina-SCI Corp.                               3.72%
 priceline.com, Inc.                             1.49
 Xcel Energy, Inc.                               1.39
 Infosys Technologies Ltd., ADR                  1.34
 Cognizant Technology Solutions Corp., Class A   1.33
 Alcon, Inc.                                     1.31
 Microsoft Corp.                                 1.30
 Ford Motor Co.                                  1.29
 Rockwell Collins, Inc.                          1.28
 Schlumberger Ltd.                               1.27
                                               -------
      Total                                     15.72%
                                               =======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (Continued)


                     Growth of a $10,000 Initial Investment
                        December 5, 2006 - June 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                  Value Line(R) Equity       Value Line(R)
                       Allocation               Equity
                       Index Fund         Allocation Index(TM)   Russell 3000(R) Index
                  --------------------    --------------------   ---------------------
12/05/2006               $10,000                $10,000                $10,000
12/31/2006                 9,890                  9,897                 10,008
06/30/2007                10,610                 10,623                 10,720
12/31/2007                10,350                 10,398                 10,522
06/30/2008                 9,470                  9,551                  9,360
12/31/2008                 6,681                  6,772                  6,597
06/30/2009                 7,037                  7,177                  6,874
12/31/2009                 8,962                  9,192                  8,466

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 7, 2006 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
12/07/06 - 12/31/06                       7                         0                         0                         0
01/01/07 - 12/31/07                      80                         6                         2                         0
01/01/08 - 12/31/08                     110                         5                         0                         1
01/01/09 - 12/31/09                     110                         3                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
12/07/06 - 12/31/06                       9                         0                         0                         0
01/01/07 - 12/31/07                     157                         5                         1                         0
01/01/08 - 12/31/08                     131                         4                         2                         0
01/01/09 - 12/31/09                     138                         1                         0                         0

__________________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND


The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                Average Annual                Cumulative
                                                                                 Total Returns               Total Returns
                                                              1 Year       5 Years       Inception      5 Years      Inception
                                                               Ended        Ended       (08/19/03)       Ended       (08/19/03)
                                                             12/31/09     12/31/09      to 12/31/09    12/31/09      to 12/31/09
FUND PERFORMANCE
 NAV                                                         19.58%         2.31%         5.58%         12.12%        41.32%
 Market Value                                                20.62%         4.49%         5.60%         24.56%        41.43%
INDEX PERFORMANCE
 Value Line(R) Dividend Index                                20.53%          N/A           N/A            N/A           N/A
 S&P 500(R) Index                                            26.46%         0.42%         3.75%          2.11%        26.42%
 Dow Jones U.S. Select Dividend Index(SM)                    11.13%        -2.03%          N/A          -9.74%          N/A

   On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/09) were -12.57% and -27.40% at NAV and Market Value, respectively. That compares to an Index return of -10.62% for the same period. The average annual returns for the period from the reorganization date (12/15/06) through period end (12/31/09) were -4.32% and -4.16% at NAV and Market Value, respectively. That compares to an Index return of -3.62% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 19.58% for the year ended December 31, 2009 outperformed the benchmark Dow Jones U.S. Select Dividend Index(SM) return of 11.13% by 8.45%. The Industrials sector led all sectors in the Fund, with performance of +33.2% and a +5.1% contribution to total return. Air Products & Chemicals was the sector's leading individual contributor. The recession hurt Air Products & Chemicals hydrogen sales, but the company reported that profit for its fiscal third quarter rose +61% after the company cut about 13% of its workforce. General Dynamics was the sector's leading contributor, returning +72.7% during its time in the Fund and contributing +0.5% to the Fund's total return. The defense company was awarded a government contract to build three multi-billion dollar Stealth destroyers at its shipyard in Maine. The Fund received +13.8% of outperformance from the Financials sector due to the Fund's holdings in the sector performing better than the benchmark's holdings in the sector (+9.9% vs. -20.0%). This was because of the Fund's exposure to Canadian banks that were not hit nearly as hard by the recent financial crisis. Canada's banks avoided the need of government assistance much longer than other G7 nations. The Fund's top four performers and contributors (Bank of Montreal, Royal Bank of Canada, Toronto-Dominion Bank, and Bank of Nova Scotia) were all Canadian banks.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
           Bank of Montreal                    Lincoln National Corp.
         Royal Bank of Canada                  Wilmington Trust Corp.
         Toronto-Dominion Bank                    Gannett Co., Inc.
          Bank of Nova Scotia                     Dow Chemical Co.
           Time Warner, Inc.                 Integrys Energy Group, Inc.

__________________________
"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Utilities                                      18.95%
 Industrials                                    14.70
 Consumer Staples                               13.66
 Financials                                     13.09
 Consumer Discretionary                         12.29
 Health Care                                     7.37
 Energy                                          6.25
 Information Technology                          6.25
 Materials                                       4.33
 Telecommunication Services                      3.11
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
 SECURITY                                    INVESTMENTS
 ConAgra Foods, Inc.                             0.65%
 E.I. DuPont de Nemours & Co.                    0.64
 Snap-On, Inc.                                   0.64
 Diebold, Inc.                                   0.64
 Bank of Montreal                                0.64
 Nokia Corp., ADR                                0.64
 Enbridge, Inc.                                  0.64
 Owens & Minor, Inc.                             0.64
 ACE Ltd.                                        0.64
 Bank of Nova Scotia                             0.63
                                               -------
      Total                                      6.40%
                                               =======

                     Growth of a $10,000 Initial Investment
                       August 19, 2003 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust
                   Value Line(R)
                Dividend Index Fund     S&P 500(R) Index
                -------------------     ----------------
08/19/2003            $10,000               $10,000
12/31/2003             10,612                11,166
06/30/2009             11,244                11,551
12/31/2004             12,605                12,381
06/30/2009             12,987                12,281
12/31/2005             13,435                12,989
06/30/2009             14,208                13,341
12/31/2006             16,137                15,041
06/30/2009             16,571                16,088
12/31/2007             15,586                15,867
06/30/2009             14,067                13,977
12/31/2008             11,818                 9,997
06/30/2009             11,676                10,313
12/31/2009             14,132                12,642

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 18, 2006 (commencement of trading as an exchange-traded fund) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
12/18/06 - 12/31/06                       0                         0                         0                         0
01/01/07 - 12/31/07                      56                         6                         3                         0
01/01/08 - 12/31/08                     126                         6                         3                         0
01/01/09 - 12/31/09                     136                         6                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
12/18/06 - 12/31/06                       7                         1                         1                         0
01/01/07 - 12/31/07                     176                         9                         1                         0
01/01/08 - 12/31/08                     105                        11                         2                         0
01/01/09 - 12/31/09                     107                         3                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND


The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    46.74%              -4.14%                  -11.52%
 Market Value                                                           47.76%              -4.16%                  -11.57%
INDEX PERFORMANCE
 NASDAQ-100 Ex-Tech Sector Index(SM)                                    47.64%              -3.54%                   -9.91%
 Russell 1000(R) Index                                                  28.43%              -6.46%                  -17.59%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 46.74% for the year ended December 31, 2009 outperformed the benchmark Russell 1000(R) Index return of 28.43% by 18.31%. The broad market rally that started in March 2009 and continued through the end of the year helped every sector represented in the Fund to positive double-digit returns. The Consumer Discretionary sector was the Fund's best-performing (+85.1%) and top-contributing (24.0%) sector. A resilient but bargain-seeking consumer gave a particular boost to the Internet & Catalog Retail industry. Liberty Media Holding Corp. - Interactive was the leading performer and contributor in the entire Fund, with a +247.4% return. The company reported much improved second quarter revenue and operating profit numbers, particularly from its shopping network QVC. The Internet Catalog & Retail industry also benefitted from the performance of Expedia, Inc. (+212.3%) and Amazon.com, Inc. (+162.3%). The industry, which was mostly comprised of the three mentioned companies, contributed +8.3% to the Fund's total return, though its average weight in the Fund was only 5.7%. The Health Care sector contributed +8.0% to the Fund's total return, making it the second best sector by contribution. The sector included Intuitive Surgical, Inc., which reported an +18.8% increase in revenue for the second quarter and earnings of $1.62 versus expectations of $1.27. The company returned +138.9% for the year and contributed +2.1% to total return. The Fund received +19.5% of outperformance from the Consumer Discretionary sector due to its larger weight and better performance relative to the benchmark's holdings.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

                 TOP-PERFORMING STOCKS                             BOTTOM-PERFORMING STOCKS
  Liberty Media Holding Corp. - Interactive, Class A       Pharmaceutical Product Development, Inc.
                     Expedia, Inc.                                       Genzyme Corp.
            Flextronics International Ltd.                        Apollo Group Inc., Class A
                   Amazon.com, Inc.                                     Cephalon, Inc.
               Intuitive Surgical, Inc.                              Gilead Sciences, Inc.

__________________________
NASDAQ, NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECTOR (1)                                  INVESTMENTS
 Consumer Discretionary                         32.16%
 Health Care                                    31.08
 Industrials                                    15.72
 Information Technology                         13.06
 Telecommunication Services                      4.81
 Consumer Staples                                1.61
 Materials                                       1.56
                                               -------
      Total                                    100.00%
                                               =======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.


TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                          % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Illumina, Inc.                                  1.74%
 Sears Holdings Corp.                            1.73
 FLIR Systems, Inc.                              1.71
 Biogen Idec, Inc.                               1.69
 Teva Pharmaceutical Industries Ltd., ADR        1.68
 Electronic Arts, Inc.                           1.68
 Hologic, Inc.                                   1.68
 Cephalon, Inc.                                  1.68
 Urban Outfitters, Inc.                          1.67
 Intuitive Surgical, Inc.                        1.66
                                               -------
      Total                                     16.92%
                                               =======

                     Growth of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust
                     NASDAQ-100          NASDAQ-100
                   Ex-Technology           Ex-Tech
               Sector Index(SM) Fund   Sector Index(SM)   Russell 1000(R) Index
               ---------------------   ----------------   ---------------------
02/08/2007            $10,000              $10,000              $10,000
12/31/2007             10,595               10,653               10,282
06/30/2008              9,057                9,126                9,131
12/31/2008              6,029                6,102                6,417
06/30/2009              7,060                7,165                6,694
12/31/2009              8,848                9,009                8,241

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2007 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
02/15/07 - 12/31/07                     110                         0                         0                         3
01/01/08 - 12/31/08                     136                         2                         0                         3
01/01/09 - 12/31/09                     137                         1                         3                         1

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
02/15/07 - 12/31/07                     103                         1                         2                         3
01/01/08 - 12/31/08                     110                         2                         0                         0
01/01/09 - 12/31/09                     109                         1                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND


The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (formerly known as NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund) (the "Fund"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (formerly known as NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in the manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    43.79%              -7.24%                  -19.55%
 Market Value                                                           44.05%              -7.24%                  -19.55%
INDEX PERFORMANCE
 NASDAQ(R) Clean Edge(R) Green Energy Index                             44.72%              -6.57%                  -17.87%
 Russell 2000(R) Index                                                  27.17%              -7.46%                  -20.10%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 43.79% for the year ended December 31, 2009 outperformed the benchmark Russell 2000(R) Index return of 27.17% by 16.62%. Both the Fund and benchmark benefitted from the broad market rally that began in March 2009 and lasted through the end of the year. The Fund received extra performance benefits from being heavily weighted in the Information Technology sector, which outperformed the broader markets. In particular, the Fund had an average weight of +40.5% in the Semiconductor industry. This included a large position in Cree, Inc., which contributed +9.6% to the Fund's total return. The company returned +255.2% after making deals to sell LED chips to LG Display Co., and LED lights to retail giant Wal-Mart Stores, Inc. In total the Information Technology sector returned +60.6% and contributed +31.0% to the Fund's total return. The Industrials sector had the Fund's best performer, Trina Solar Ltd., which returned +480.9%. The company benefitted from a surge in demand from Germany as builders rushed to complete projects before the decline in government incentives to use solar energy. The Fund received +19.6% of outperformance due to the Fund being overweight in the Information Technology sector relative to the benchmark. An additional +12.6% of outperformance was gained by the Fund in the Industrials sector. The Fund's holdings in this sector performed better than the benchmark's (+35.0% versus +13.9%), and the Fund's weight in this sector was larger (42.3% versus 15.9%). The Consumer Discretionary sector detracted -8.2% from outperformance. The Fund had a very small weight in this sector which was insignificant to performance. The benchmark had a 13.0% weight in this sector and received strong performance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

         TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
              Cree, Inc.                Energy Conversion Devices, Inc.
        ON Semiconductor Corp.              SunPower Corp., Class A
        Linear Technology Corp.             LDK Solar Co. Ltd., ADR
     American Superconductor Corp.           Evergreen Solar, Inc.
         Trina Solar Ltd., ADR                 Greatbatch, Inc.

__________________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Information Technology                         54.01%
 Industrials                                    40.86
 Utilities                                       2.91
 Health Care                                     1.24
 Materials                                       0.55
 Consumer Discretionary                          0.43
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Cree, Inc.                                      8.39%
 First Solar, Inc.                               8.10
 Linear Technology Corp.                         8.06
 ON Semiconductor Corp.                          6.15
 National Semiconductor Corp.                    5.97
 MEMC Electronic Materials, Inc.                 4.03
 Itron, Inc.                                     3.96
 AVX Corp.                                       3.64
 Suntech Power Holdings Co. Ltd., ADR            3.61
 American Superconductor Corp.                   3.06
                                               -------
      Total                                     54.97%
                                               =======

                     Growth of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           NASDAQ(R)
                  NASDAQ(R) Clean       Clean Edge(R)
                   Edge(R) Green        Green Energy
                 Enegy Index Fund           Index         Russell 2000(R) Index
               ---------------------   ----------------   ---------------------
02/08/2007            $10,000              $10,000              $10,000
12/31/2007             15,430               15,522                9,489
06/30/2008             12,350               12,472                8,599
12/31/2008              5,595                5,675                6,283
06/30/2009              6,920                7,038                6,449
12/31/2009              8,045                8,213                7,990

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 14, 2007 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
02/14/07 - 12/31/07                      39                         0                         4                         3
01/01/08 - 12/31/08                      87                         1                         2                         0
01/01/09 - 12/31/09                      92                         4                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
02/14/07 - 12/31/07                     176                         0                         0                         0
01/01/08 - 12/31/08                     156                         3                         4                         0
01/01/09 - 12/31/09                     152                         3                         1                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND


The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/10/07.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    28.00%             -15.84%                  -36.67%
 Market Value                                                           28.68%             -15.84%                  -36.67%
INDEX PERFORMANCE
 S&P United States REIT Index*                                          28.60%                N/A                      N/A
 FTSE EPRA/NAREIT North America Index                                   32.22%              -8.55%                  -21.11%
 Russell 3000(R) Index                                                  28.34%             -15.28%                  -35.58%

  *On November 6, 2008, the Fund's underlying index changed from the S&P REIT
   Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 28.00% for the year ended December 31, 2009 underperformed the benchmark FTSE EPRA/NAREIT North American Index return of 32.22% by -4.22%. It was a strong and volatile year for REITs. In the wake of the beaten-down housing industry and financial crisis, the Fund started 2009 by losing over -40% in just over two months. However, improving economic conditions, low interest rates, and signs of a bottom in real estate prices created conditions for the Fund to appreciate. Every class of REIT in the Fund had positive returns for the year. The best contributing class was the Retail REIT class, with a contribution of +6.3%. The Fund's largest individual contributor, Simon Property Group, Inc., was from this class. Simon Property was able to raise capital and purchase Prime Outlets Acquisition Co. for $2.33 billion, which included 22 retail outlet centers. The Fund and the benchmark are similar in terms of weights and holdings. However, the Fund underperformed due to the benchmark gaining +6.1% in performance from its exposure to Canadian REITs, to which the Fund had no exposure.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

          TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
       Simon Property Group, Inc.                HRPT Properties Trust
             Public Storage                      Regency Centers Corp.
          Vornado Realty Trust          Washington Real Estate Investment Trust
              Ventas, Inc.                   Education Realty Trust, Inc.
                ProLogis                   Strategic Hotels & Resorts, Inc.

__________________________
Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (Continued)


PORTFOLIO REIT CLASS ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
REIT CLASS                                   INVESTMENTS
 Retail                                         24.61%
 Residential                                    15.84
 Health Care                                    14.91
 Office                                         14.23
 Diversified                                     6.54
 Lodging/Resorts                                 6.26
 Self Storage                                    6.01
 Industrial                                      5.71
 Industrial/Office Mixed                         3.20
 Specialty                                       2.69
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Simon Property Group, Inc.                     10.00%
 Public Storage                                  4.86
 Vornado Realty Trust                            4.82
 Equity Residential                              4.10
 Boston Properties, Inc.                         4.09
 HCP, Inc.                                       3.94
 Host Hotels & Resorts, Inc.                     3.24
 Ventas, Inc.                                    3.01
 AvalonBay Communities, Inc.                     2.94
 ProLogis                                        2.85
                                               -------
      Total                                     43.85%
                                               =======

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                        First Trust                                   FTSE EPRA/NAREIT
                         S&P REIT                                      North America
                        Index Fund         Russell 3000(R) Index           Index
                  ---------------------    ---------------------      ----------------
05/08/2007               $10,000                 $10,000                  $10,000
12/31/2007                 8,093                   9,804                    8,206
06/30/2008                 7,739                   8,721                    7,843
12/31/2008                 4,947                   6,147                    4,872
06/30/2009                 4,319                   6,405                    4,381
12/31/2009                 6,333                   7,889                    6,442

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/10/07 - 12/31/07                     46                         13                         4                         1
01/01/08 - 12/31/08                     91                         15                         9                        11
01/01/09 - 12/31/09                    136                         16                         1                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/10/07 - 12/31/07                     85                          9                         5                         0
01/01/08 - 12/31/08                    109                         12                         4                         2
01/01/09 - 12/31/09                     84                         14                         1                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND


The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    20.29%              -1.83%                   -4.78%
 Market Value                                                           20.69%              -1.85%                   -4.83%
INDEX PERFORMANCE
 ISE Water Index(TM)                                                    21.21%              -1.21%                   -3.19%
 Russell 3000(R) Index                                                  28.34%              -8.55%                  -21.11%

(See Notes to Fund Performance Overview on page 40)

PERFORMANCE REVIEW
The Fund's NAV return of 20.29% for the year ended December 31, 2009 underperformed the benchmark Russell 3000(R) Index return of 28.34% by -8.05%. The Fund's holdings in the Materials sector returned +55.4%, making it the best-performing sector in the Fund. The sector was led by Nalco Holding Co., the Fund's largest holding and best-performing stock. The water treatment and process improvement company weathered the recession through cost savings and strong free cash flow. The cash flow enabled the company to maintain its strategy of expanding in China, India and the Middle East. Nalco returned +122.5% and contributed +4.7% to the Fund's total return. The Industrials sector was the Fund's leading contributor to the Fund's total return with a contribution of +12.0%. Performance in this sector was average (+20.7%) but more than half of the Fund's weight was in this sector. The Fund's Information Technology sector holdings made up a small part of the Fund and only returned +7.8%. The same sector was the benchmark's heaviest weight (+18.1%) and the best performer (+61.8%), causing -11.1% of Fund underperformance. The Fund lost an additional -4.8% of relative performance because it had no exposure to the strong Consumer Discretionary sector. The Industrials sector contributed +10.2% to the Fund's relative performance due to the Fund being very overweight in the sector relative to the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

                      Top-Performing Stocks                          Bottom-Performing Stocks
                        Nalco Holding Co.                      Mueller Water Products, Inc., Class A
   Companhia de Saneamento Basico do Estado de Sao Paulo, ADR           Northwest Pipe Co.
                         Flowserve Corp.                                Aqua America, Inc.
                         Millipore Corp.                          California Water Service Group
                    Valmont Industries, Inc.                                 SJW Corp.

__________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                             % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Industrials                                    53.19%
 Utilities                                      26.04
 Materials                                      11.14
 Information Technology                          4.13
 Health Care                                     3.55
 Financials                                      1.95
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Nalco Holding Co.                               4.18%
 Danaher Corp.                                   4.11
 Tetra Tech, Inc.                                4.08
 Aqua America, Inc.                              4.05
 Pentair, Inc.                                   4.04
 American Water Works Co., Inc.                  4.00
 Companhia de Saneamento
      Basico do Estado de Sao Paulo, ADR         3.94
 IDEX Corp.                                      3.94
 Veolia Environment, ADR                         3.93
 ITT Corp.                                       3.81
                                               -------
      Total                                     40.08%
                                               =======

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                       ISE Water          ISE Water
                      Index Fund          Index(TM)       Russell 3000(R) Index
                  -----------------     -------------     ---------------------
05/08/2007             $10,000              $10,000             $10,000
12/31/2007              11,212               11,260               9,804
06/30/2008              10,992               11,056               8,721
12/31/2008               7,915                7,987               6,147
06/30/2009               8,168                8,276               6,405
12/31/2009               9,522                9,681               7,889


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/11/07 - 12/31/07                      51                         0                         0                         1
01/01/08 - 12/31/08                     129                         3                         3                         1
01/01/09 - 12/31/09                     103                         4                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/11/07 - 12/31/07                     109                         0                         1                         0
01/01/08 - 12/31/08                     106                         8                         3                         0
01/01/09 - 12/31/09                     131                        13                         1                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND


The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas-proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    49.21%              -4.29%                  -10.97%
 Market Value                                                           51.22%              -4.27%                  -10.91%
INDEX PERFORMANCE
 ISE-REVERE Natural Gas Index(TM)                                       49.87%              -3.83%                   -9.83%
 Russell 3000(R) Index                                                  28.34%              -8.55%                  -21.11%
 S&P Composite 1500 Energy Index                                        16.41%              -3.53%                   -9.08%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 49.21% for the year ended December 31, 2009 outperformed the benchmark S&P Composite 1500 Energy Index return of 16.41% by 32.80%. The Fund was heavily weighted in the Oil & Gas Exploration & Production sub-industry. Even though Natural Gas prices fell over -50% during 2009, performance was still strong since many of these companies explore for gas and oil. Oil prices rebounded over +70% from February lows through the end of the year as economic activity picked up. For the year, the Fund's holdings in the Oil & Gas Exploration & Production sub-industry returned +54.8% and contributed +50.1% to the Fund's total return. Pioneer Natural Resources Co. was the Fund's best performer and leading contributor to total return. In October, the company announced a significant natural gas discovery in southern Texas. Though the company missed earnings expectations in the second and third quarters, it maintained a strong cash position. For the year, Pioneer returned +198.7% and contributed +5.0% to the Fund's total return. Delta Petroleum Corp. was the worst performer in the Fund, as it returned -88.4% during its time in the Fund, and detracted -5.8% from the Fund's total return. The company was hit hard by the drop in energy prices early in 2009. In September, the company was hit again after its first exploration well in the promising Columbia River Basin returned only water. The Fund gained +42.3% of outperformance (the difference between the sub-industry's contribution to the Fund's total return and the sub-industry's contribution to the benchmark's total return) from the Oil & Gas Exploration & Production sub-industry due to its large weight in the sub-industry relative to the benchmark. The benchmark had most of its weight in Integrated Oil & Gas companies, including a 31.8% average weight in Exxon Mobil Corp., which returned -12.6%. However, -9.6% of the Fund's outperformance was reversed due to the Fund not having any exposure to the Energy Equipment & Services industry, which gave the benchmark strong performance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

          TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
      Pioneer Natural Resources Co.             Delta Petroleum Corp.
        Newfield Exploration Co.               PetroQuest Energy, Inc.
           Stone Energy Corp.                    W&T Offshore, Inc.
       Quicksilver Resources, Inc.                 ConocoPhillips
          Talisman Energy, Inc.               Goodrich Petroleum Corp.

__________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (Continued)


PORTFOLIO SUB-INDUSTRY ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SUB-INDUSTRY                                INVESTMENTS
 Oil & Gas Exploration & Production             90.80%
 Integrated Oil & Gas                            6.02
 Gas Utilities                                   3.18
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Delta Petroleum Corp.                           4.06%
 Brigham Exploration Co.                         3.66
 Pioneer Natural Resources Co.                   3.55
 Newfield Exploration Co.                        3.52
 Southwestern Energy Co.                         3.50
 Devon Energy Corp.                              3.46
 Range Resources Corp.                           3.45
 EnCana Corp.                                    3.44
 Quicksilver Resources, Inc.                     3.42
 Cabot Oil & Gas Corp.                           3.42
                                               -------
      Total                                     35.48%
                                               =======

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust          ISE-REVERE                                 S&P
                 ISE-Revere Natural      Natural Gas      Russell 3000(R)     Composite 1500
                   Gas Index Fund         Index(TM)            Index           Energy Index
                -------------------     -------------     ---------------     --------------
05/08/2007            $10,000              $10,000            $10,000             $10,000
12/31/2007             11,166               11,213              9,804              12,170
06/30/2008             15,755               15,942              8,721              13,578
12/31/2008              5,967                6,016              6,147               7,810
06/30/2009              6,454                6,518              6,405               7,740
12/31/2009              8,903                9,017              7,889               9,092

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/11/07 - 12/31/07                      49                         0                         0                         2
01/01/08 - 12/31/08                     131                         6                         1                         2
01/01/09 - 12/31/09                     174                         1                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/11/07 - 12/31/07                     109                         2                         0                         0
01/01/08 - 12/31/08                     101                         8                         4                         0
01/01/09 - 12/31/09                      77                         0                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND


The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                                                         Average Annual            Cumulative
                                                                                          Total Returns           Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       12/31/09            to 12/31/09             to 12/31/09
FUND PERFORMANCE
 NAV                                                                    81.58%               3.08%                    8.36%
 Market Value                                                           80.62%               3.17%                    8.61%
INDEX PERFORMANCE
 ISE ChIndia Index(TM)                                                  82.89%               3.77%                   10.31%
 Russell 3000(R) Index                                                  28.34%              -8.55%                  -21.11%
 MSCI Emerging Markets Index                                            78.51%               2.19%                    5.93%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 81.58% for the year ended December 31, 2009 outperformed the benchmark MSCI Emerging Markets Index return of 78.51% by 3.07%. The Chinese and Indian economies maintained strong growth throughout the global economic turmoil of 2009, which helped the Fund and benchmark achieve impressive returns. The Information Technology sector led all sectors with a contribution to the Fund's total return of +29.9%. The sector included the Fund's largest individual contributor, Baidu, Inc. The Chinese search engine operator returned +214.9% during the year due to China's strong economic growth and growing number of Internet users. Baidu contributed +11.5% to the Fund's total return. Tata Motors Ltd. was the best-performing company in the Fund, with a +282.2% return on surging auto sales in India. Satyam Computer Services Ltd. returned -49.2%, as ramifications from an accounting scandal that broke in 2008 continued to hurt the company. The Fund gained +15.9% of outperformance from the Information Technology sector due to the Fund's weight in the sector being double the benchmark's weight. The Fund lost -9.3% of that outperformance due to having smaller weights and inferior performance in the Consumer Staples and Telecommunication Services sectors.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
           Baidu, Inc., ADR               Satyam Computer Services Ltd., ADR
    Infosys Technologies Ltd., ADR              China Mobile Ltd., ADR
 Sterlite Industries (India) Ltd., ADR         LDK Solar Co., Ltd., ADR
         Tata Motors Ltd., ADR           KHD Humboldt Wedag International Ltd.
            Wipro Ltd., ADR             American Oriental Bioengineering, Inc.

__________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                           % OF LONG-TERM
SECTOR                                      INVESTMENTS
 Information Technology                         28.44%
 Financials                                     21.98
 Energy                                         12.07
 Telecommunication Services                     11.56
 Industrials                                    10.66
 Materials                                       5.40
 Consumer Discretionary                          5.21
 Health Care                                     4.02
 Utilities                                       0.66
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                    INVESTMENTS
 Infosys Technologies Ltd., ADR                  7.33%
 ICICI Bank Ltd., ADR                            7.16
 China Mobile Ltd., ADR                          7.04
 HDFC Bank Ltd., ADR                             6.89
 PetroChina Co., Ltd., ADR                       6.68
 China Life Insurance Co., Ltd., ADR             6.64
 Wipro Ltd., ADR                                 4.44
 Tata Motors Ltd., ADR                           4.34
 NetEase.com, Inc., ADR                          4.08
 Sterlite Industries (India) Ltd., ADR           4.06
                                               -------
      Total                                     58.66%
                                               =======

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust                                                           MSCI
                    ISE Chindia        ISE ChIndia                                  Emerging Markets
                    Index Fund          Index(TM)       Russell 3000(R) Index            Index
                   -------------     ---------------    ---------------------       ----------------
05/08/2007            $10,000            $10,000              $10,000                   $10,000
12/31/2007             13,873             13,952                9,804                    12,715
06/30/2008              9,985             10,059                8,721                    11,220
12/31/2008              5,968              6,031                6,147                     5,934
06/30/2009              8,329              8,451                6,405                     8,071
12/31/2009             10,836             11,031                7,889                    10,593

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended                    0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/11/07 - 12/31/07                     82                          2                         0                         2
01/01/08 - 12/31/08                     87                          8                         2                         0
01/01/09 - 12/31/09                    131                         15                        10                         1


                    Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended                    0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
05/11/07 - 12/31/07                     76                          0                         0                         0
01/01/08 - 12/31/08                    138                         11                         5                         2
01/01/09 - 12/31/09                     95                          0                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND


The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

PERFORMANCE AS OF DECEMBER 31, 2009                                              Average Annual                Cumulative
                                                                                 Total Returns               Total Returns
                                                              1 Year       5 Years       Inception      5 Years      Inception
                                                               Ended        Ended       (06/12/03)       Ended       (06/12/03)
                                                             12/31/09     12/31/09      to 12/31/09    12/31/09      to 12/31/09
FUND PERFORMANCE
 NAV                                                         12.74%        -3.94%         0.36%        -18.22%         2.38%
 Market Value                                                13.23%        -2.90%         0.36%        -13.68%         2.38%
INDEX PERFORMANCE
 Value Line(R) 100 Index(TM)                                 13.83%          N/A           N/A            N/A           N/A
 Russell 3000(R) Index                                       28.34%         0.76%         4.35%          3.88%        32.19%

   On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/09) were -37.86% and -37.86% at NAV and Market Value, respectively. That compares to an Index return of -36.73% for that same period. The average annual returns for the period from the reorganization date (6/15/07) through period end (12/31/09) were -17.05% and -17.05% at NAV and Market Value, respectively. That compares to an Index return of -16.45% for the same period.

NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV return of 12.74% for the year ended December 31, 2009 underperformed the benchmark Russell 3000(R) Index return of 28.34% by -15.60%. Markets had a volatile year and in March 2009 major indices reached lows not seen in over a decade before starting a sharp rally that persisted through the last three quarters of 2009 as confidence returned to the financial system and economic conditions improved. The volatility hurt the Fund's performance as the Fund uses an investment strategy partially based on price momentum. In many cases, the Fund sold out of companies at lows before the rebound, or did not buy into companies until well after the market rally began. For example, the Fund did not buy Apple, Inc. until May. From May to the end of the year the stock returned +56.1%. The benchmark benefitted from Apple's return for the entire year, which was +146.9%. The Fund's holdings in every sector except Energy returned less compared to their counterparts in the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
        (by contribution to return over the year ended December 31, 2009)

          TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
  Green Mountain Coffee Roasters, Inc.          Crawford & Co., Class B
           priceline.com, Inc.                      Nash Finch Co.
            F5 Networks, Inc.                  Martek Biosciences Corp.
              Cerner Corp.                Endo Pharmaceuticals Holdings, Inc.
             Synaptics, Inc.                   Axsys Technologies, Inc.

__________________________
"Value Line(R)" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (Continued)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS
 Consumer Discretionary                         31.59%
 Information Technology                         24.27
 Health Care                                    22.07
 Consumer Staples                                8.21
 Industrials                                     3.96
 Telecommunication Services                      3.96
 Financials                                      2.95
 Materials                                       1.99
 Energy                                          1.00
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
 Green Mountain Coffee Roasters, Inc.            1.17%
 Chiquita Brands International, Inc.             1.09
 Deckers Outdoor Corp.                           1.08
 EnerNOC, Inc.                                   1.08
 Teletech Holdings, Inc.                         1.05
 Apple, Inc.                                     1.05
 Jo-Ann Stores, Inc.                             1.05
 Salesforce.com, Inc.                            1.05
 Hospira, Inc.                                   1.04
 CEVA, Inc.                                      1.04
                                               -------
      Total                                     10.70%
                                               =======

                     Growth of a $10,000 Initial Investment
                        June 12, 2003 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                    Value Line(R) 100
                   Exchange-Traded Fund       Russell 3000(R) Index
                  ----------------------      ---------------------
06/12/2003               $10,000                   $10,000
12/31/2003                11,073                    11,367
06/30/2004                11,427                    10,775
12/31/2004                12,519                    12,725
06/30/2005                12,649                    12,724
12/31/2005                14,003                    13,504
06/30/2006                14,305                    13,940
12/31/2006                14,647                    15,626
06/30/2007                16,357                    16,737
12/31/2007                17,563                    16,429
06/30/2008                16,063                    14,614
12/31/2008                 9,081                    10,300
06/30/2009                 8,728                    10,732
12/31/2009                10,238                    13,219

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2007 (commencement of trading as an exchange-traded fund) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
06/18/07 - 12/31/07                      39                         9                         4                         0
01/01/08 - 12/31/08                     115                         4                         4                         0
01/01/09 - 12/31/09                      67                         5                         0                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
06/18/07 - 12/31/07                      74                         9                         2                         0
01/01/08 - 12/31/08                     122                         4                         4                         0
01/01/09 - 12/31/09                     176                         4                         0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R) excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Companies in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 07/01/09.

PERFORMANCE AS OF DECEMBER 31, 2009
                                                             Cumulative
                                                            Total Returns
                                                        Inception (06/29/09)
                                                             to 12/31/09
FUND PERFORMANCE
 NAV                                                          12.80%
 Market Value                                                 13.00%
INDEX PERFORMANCE
 NASDAQ OMX(R) ABA Community Bank Index(SM)                   13.18%
 S&P Composite 1500 Financials Sector Index                   21.12%
 Russell 3000(R) Index                                        22.24%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's NAV since inception return of 12.80% underperformed the benchmark S&P Composite 1500 Financials Sector Index return of 21.12% by -8.32%. Because of the Fund's inception date, it missed the worst of the financial crisis, but still participated in a strong third quarter for financial stocks as confidence returned to the banking system. East West Bancorp, Inc. was the Fund's best performer and top contributor to the Fund's total return. After a tough second quarter, the company decreased its losses in the second half of 2009 and also purchased United Commercial Bank. News of the purchase sent East West's stock up +55% in a single day. From Fund inception through the end of the year, East West returned +136.3% and contributed +1.1% to the Fund's total return. Another strong performer in the Fund was International Bancshares Corp. The Texas-based bank returned +86.5% and contributed +0.8% to the Fund's total return by reporting consistent profits throughout the year. Hispanic Business Magazine ranked International Bancshares the number one Hispanic-owned financial institution in the United States. PrivateBancorp, Inc. was the worst-performing company in the Fund. The company's shares dropped sharply in October after it reported a loss of -$0.68 per share versus an expected -$0.25 per share due to an increase in loan defaults. The Fund underperformed the benchmark due to the benchmark's heavy weight in large-cap financial institutions. For example, JPMorgan had an average weight of 10.6% in the benchmark and returned +20.7% for the period covered in this report, contributing -2.4% to the Fund's relative performance. In total, the benchmark received a +15.8% contribution to total return from the large-cap institutions. The Fund's larger weight in small-cap and mid-cap banks could only reverse +8.2% of the Fund's underperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
       (by contribution to return over the period ended December 31, 2009)

             TOP-PERFORMING STOCKS            BOTTOM-PERFORMING STOCKS
            East West Bancorp, Inc.             PrivateBancorp, Inc.
           Commerce Bancshares, Inc.          Capitol Federal Financial
            Fulton Financial Corp.              Associated Banc-Corp
        People's United Financial, Inc.     United Community Banks, Inc.
              BOK Financial Corp.                 First Busey Corp.

__________________________
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. and American Bankers Association (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (Continued)


PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
INDUSTRY                                    INVESTMENTS
 Commercial Banks                               72.85%
 Thrifts & Mortgage Finance                     27.15
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                            % OF LONG-TERM
SECURITY                                    INVESTMENTS
 People's United Financial, Inc.                 7.19%
 TFS Financial Corp.                             4.63
 BOK Financial Corp.                             3.98
 Commerce Bancshares, Inc.                       3.97
 First Niagara Financial Group, Inc.             3.24
 Capitol Federal Financial                       2.88
 Washington Federal, Inc.                        2.68
 Prosperity Bancshares, Inc.                     2.32
 Zions Bancorp                                   2.19
 East West Bancorp, Inc.                         2.15
                                               -------
      Total                                     35.23%
                                               =======


                     Growth of a $10,000 Initial Investment
                        June 29, 2009 - December 31, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                First Trust NASDAQ(R)     NASDAQ OMX(R)         S&P Composite
                ABA Community Bank      ABA Community Bank    1500 Financials           Russell
                     Index Fund            Index(SM)            Sector Index         3000(R) Index
                ---------------------    -------------       ------------------     ----------------
06/29/2009            $10,000               $10,000               $10,000              $10,000
12/31/2009             11,280                11,318                12,112               12,224

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2009
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 1, 2009 (commencement of trading as an exchange-traded fund) through December 31, 2009.

                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
07/01/09 - 12/31/09                     60                          3                         1                         0


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
07/01/09 - 12/31/09                     62                          2                         0                         0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST-TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2009 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions or creation and redemption fees paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Annualized
                                                                                                   Expense Ratio
                                                        Beginning          Ending                  Based on the     Expense Paid
                                                        Account Value      Account Value           Six-Month        During the
                                                        July 1, 2009       December 31, 2009       Period (a)   Six-Month Period (b)
------------------------------------------------------------------------------------------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund
Actual                                                  $1,000.00          $1,234.30               0.60%               $3.38
Hypothetical (5% return before expenses)                $1,000.00          $1,022.18               0.60%               $3.06

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Actual                                                  $1,000.00          $1,209.60               0.45%               $2.51
Hypothetical (5% return before expenses)                $1,000.00          $1,022.94               0.45%               $2.29

First Trust US IPO Index Fund
Actual                                                  $1,000.00          $1,278.40               0.60%               $3.45
Hypothetical (5% return before expenses)                $1,000.00          $1,022.18               0.60%               $3.06

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Actual                                                  $1,000.00          $1,289.90               0.60%               $3.46
Hypothetical (5% return before expenses)                $1,000.00          $1,022.18               0.60%               $3.06

First Trust NASDAQ-100-Technology Sector Index(SM) Fund
Actual                                                  $1,000.00          $1,341.80               0.60%               $3.54
Hypothetical (5% return before expenses)                $1,000.00          $1,022.18               0.60%               $3.06

First Trust NYSE Arca Biotechnology Index Fund
Actual                                                  $1,000.00          $1,346.90               0.60%               $3.55
Hypothetical (5% return before expenses)                $1,000.00          $1,022.18               0.60%               $3.06

First Trust Dow Jones Internet Index(SM) Fund
Actual                                                  $1,000.00          $1,342.80               0.60%               $3.54
Hypothetical (5% return before expenses)                $1,000.00          $1,022.18               0.60%               $3.06


                                                                        Page 41




FIRST-TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (Continued)
DECEMBER 31, 2009 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Annualized
                                                                                              Expense Ratio
                                                       Beginning             Ending           Based on the        Expense Paid
                                                     Account Value        Account Value         Six-Month          During the
                                                     July 1, 2009       December 31, 2009      Period (a)     Six-Month Period (b)
------------------------------------------------------------------------------------------------------------------------------------

First Trust DB Strategic Value Index Fund
Actual                                                $1,000.00            $1,236.90               0.65%               $3.66
Hypothetical (5% return before expenses)              $1,000.00            $1,021.93               0.65%               $3.31

First Trust Value Line(R) Equity Allocation Index Fund
Actual                                                $1,000.00            $1,273.60               0.70%               $4.01
Hypothetical (5% return before expenses)              $1,000.00            $1,021.68               0.70%               $3.57

First Trust Value Line(R) Dividend Index Fund
Actual                                                $1,000.00            $1,210.40               0.70%               $3.90
Hypothetical (5% return before expenses)              $1,000.00            $1,021.68               0.70%               $3.57

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
Actual                                                $1,000.00            $1,253.20               0.60%               $3.41
Hypothetical (5% return before expenses)              $1,000.00            $1,022.18               0.60%               $3.06

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
Actual                                                $1,000.00            $1,162.60               0.60%               $3.27
Hypothetical (5% return before expenses)              $1,000.00            $1,022.18               0.60%               $3.06

First Trust S&P REIT Index Fund
Actual                                                $1,000.00            $1,466.10               0.50%               $3.11
Hypothetical (5% return before expenses)              $1,000.00            $1,022.68               0.50%               $2.55

First Trust ISE Water Index Fund
Actual                                                $1,000.00            $1,165.80               0.60%               $3.28
Hypothetical (5% return before expenses)              $1,000.00            $1,022.18               0.60%               $3.06

First Trust ISE-Revere Natural Gas Index Fund
Actual                                                $1,000.00            $1,379.40               0.60%               $3.60
Hypothetical (5% return before expenses)              $1,000.00            $1,022.18               0.60%               $3.06

First Trust ISE Chindia Index Fund
Actual                                                $1,000.00            $1,301.10               0.60%               $3.48
Hypothetical (5% return before expenses)              $1,000.00            $1,022.18               0.60%               $3.06

First Trust Value Line(R) 100 Exchange-Traded Fund
Actual                                                $1,000.00            $1,173.00               0.70%               $3.83
Hypothetical (5% return before expenses)              $1,000.00            $1,021.68               0.70%               $3.57

First Trust NASDAQ(R) ABA Community Bank Index Fund
Actual                                                $1,000.00            $1,147.50               0.60%               $3.25
Hypothetical (5% return before expenses)              $1,000.00            $1,022.18               0.60%               $3.06

__________________________

(a)  These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2009 through December 31, 2009), multiplied by 184/365 (to reflect the one-half year period).

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a)
December 31, 2009

   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.9%
            Aerospace & Defense -- 0.7%
    3,556   Applied Signal Technology, Inc.     $      68,595
    4,008   Ladish Co., Inc. (b)                       60,441
                                                -------------
                                                      129,036
                                                -------------
            Air Freight & Logistics -- 0.5%
   16,226   Air Transport Services Group, Inc. (b)     42,837
    2,433   Dynamex, Inc. (b)                          44,037
                                                -------------
                                                       86,874
                                                -------------
            Airlines -- 0.5%
   14,085   Hawaiian Holdings, Inc. (b)                98,595
                                                -------------
            Auto Components -- 1.0%
    3,503   Dorman Products, Inc. (b)                  54,857
    8,218   Spartan Motors, Inc.                       46,267
    5,522   Standard Motor Products, Inc. (b)          47,048
    3,132   Wonder Auto Technology, Inc. (b)           36,832
                                                -------------
                                                      185,004
                                                -------------
            Beverages -- 1.0%
    2,756   Boston Beer (The) Co., Inc.,
               Class A (b)                            128,430
    1,154   Coca-Cola Bottling Co. Consolidated        62,339
                                                -------------
                                                      190,769
                                                -------------
            Biotechnology -- 0.4%
   14,948   QLT, Inc. (b)                              74,142
                                                -------------
            Building Products -- 1.0%
    3,890   AAON, Inc.                                 75,816
    2,571   American Woodmark Corp.                    50,597
    4,800   Insteel Industries, Inc.                   62,400
                                                -------------
                                                      188,813
                                                -------------
            Capital Markets -- 2.5%
    9,372   BGC Partners, Inc., Class A                43,298
    5,324   Calamos Asset Management, Inc.,
               Class A                                 61,386
    6,091   Duff & Phelps Corp., Class A              111,222
    4,290   Evercore Partners, Inc., Class A          130,416
    5,728   Penson Worldwide, Inc. (b)                 51,896
    8,869   TradeStation Group, Inc. (b)               69,976
                                                -------------
                                                      468,194
                                                -------------
            Chemicals -- 3.8%
    2,342   Hawkins, Inc.                              51,126
    4,859   Innophos Holdings, Inc.                   111,708
    6,476   Innospec, Inc.                             65,343
    7,161   Landec Corp. (b)                           44,685
    4,812   LSB Industries, Inc. (b)                   67,849
   11,901   Omnova Solutions, Inc. (b)                 72,953
    3,010   Quaker Chemical Corp.                      62,126
    8,566   ShengdaTech, Inc. (b)                      52,510
    5,899   Zep, Inc.                                 102,171
    7,564   Zoltek Cos., Inc. (b)                      71,858
                                                -------------
                                                      702,329
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Commercial Banks -- 6.6%
    1,255   Alliance Financial Corp.            $      34,073
    2,900   Arrow Financial Corp.                      72,500
    7,461   Banco Latinoamericano de Comercio
               Exterior SA, Class E                   103,708
    1,415   Bank of Marin Bancorp                      46,072
    1,982   Camden National Corp.                      64,811
    7,761   Cardinal Financial Corp.                   67,831
    4,548   First Bancorp.                             63,536
    1,478   First of Long Island (The) Corp.           37,320
    3,012   German American Bancorp, Inc.              48,945
    2,590   Great Southern Bancorp, Inc.               55,322
    6,630   Oriental Financial Group, Inc.             71,604
    2,578   Peoples Bancorp, Inc.                      24,955
    5,721   Renasant Corp.                             77,806
    3,433   SCBT Financial Corp.                       95,060
    4,143   Simmons First National Corp.,
               Class A                                115,175
    4,076   Southside Bancshares, Inc.                 79,971
    4,011   Southwest Bancorp, Inc.                    27,836
    1,653   United Security Bancshares, Inc.           28,333
    3,812   Washington Trust Bancorp, Inc.             59,391
    6,308   Wilshire Bancorp, Inc.                     51,663
                                                -------------
                                                    1,225,912
                                                -------------
            Commercial Services &
               Supplies -- 4.3%
   14,754   ACCO Brands Corp. (b)                     107,409
    8,401   APAC Customer Services, Inc. (b)           50,070
    2,701   Consolidated Graphics, Inc. (b)            94,589
    3,386   Cornell Cos., Inc. (b)                     76,862
    7,076   Ennis, Inc.                               118,806
    8,747   Innerworkings, Inc. (b)                    51,607
   15,428   Interface, Inc., Class A                  128,207
    3,349   M & F Worldwide Corp. (b)                 132,285
    3,117   Multi-Color Corp.                          38,059
                                                -------------
                                                      797,894
                                                -------------
            Communications Equipment -- 2.0%
    4,041   Anaren, Inc. (b)                           60,817
    7,201   Ceragon Networks Ltd. (b)                  84,540
    6,857   Digi International, Inc. (b)               62,536
   24,208   Extreme Networks, Inc. (b)                 69,477
    5,711   Globecomm Systems, Inc. (b)                44,660
    7,857   SeaChange International, Inc. (b)          51,620
                                                -------------
                                                      373,650
                                                -------------
            Computers & Peripherals -- 0.9%
    5,533   Stratasys, Inc. (b)                        95,610
    6,261   Super Micro Computer, Inc. (b)             69,623
                                                -------------
                                                      165,233
                                                -------------
            Construction & Engineering -- 2.3%
    9,967   Furmanite Corp. (b)                        37,974
   11,926   Great Lakes Dredge & Dock Corp.            77,281
    6,569   KHD Humboldt Wedag International
               Ltd. (b)                                89,404
    2,153   Michael Baker Corp. (b)                    89,134


                       See Notes to Financial Statements                Page 43

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
December 31, 2009

   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Construction & Engineering
               (Continued)
    5,013   MYR Group, Inc. (b)                 $      90,635
    4,854   Pike Electric Corp. (b)                    45,045
                                                -------------
                                                      429,473
                                                -------------

            Construction Materials -- 0.1%
      506   United States Lime & Minerals,
               Inc. (b)                                17,472
                                                -------------
            Consumer Finance -- 2.0%
   13,569   Advance America Cash Advance
               Centers, Inc.                           75,444
    6,556   Dollar Financial Corp. (b)                155,115
    3,968   World Acceptance Corp. (b)                142,173
                                                -------------
                                                      372,732
                                                -------------
            Containers & Packaging -- 1.4%
    1,589   AEP Industries, Inc. (b)                   60,827
   10,254   Boise, Inc. (b)                            54,449
    3,220   Bway Holding Co. (b)                       61,888
    8,698   Myers Industries, Inc.                     79,152
                                                -------------
                                                      256,316
                                                -------------
            Distributors -- 0.5%
    2,678   Core-Mark Holding Co., Inc. (b)            88,267
                                                -------------
            Diversified Consumer
               Services -- 0.1%
    1,336   CPI Corp.                                  16,406
                                                -------------
            Diversified Financial
               Services -- 0.3%
    3,786   Encore Capital Group, Inc. (b)             65,876
                                                -------------
            Diversified Telecommunication
               Services -- 1.2%
    6,446   Consolidated Communications
               Holdings, Inc.                         112,805
   10,773   General Communication, Inc.,
               Class A (b)                             68,732
    3,700   SureWest Communications (b)                36,852
                                                -------------
                                                      218,389
                                                -------------
            Electric Utilities -- 0.3%
    2,872   Unitil Corp.                               65,999
                                                -------------
            Electrical Equipment -- 1.9%
    6,399   A-Power Energy Generation
               Systems Ltd. (b)                       117,038
    4,566   Fushi Copperweld, Inc. (b)                 46,208
    5,573   Harbin Electric, Inc. (b)                 114,469
    1,497   Jinpan International Ltd.                  71,362
                                                -------------
                                                      349,077
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 1.1%
    9,205   CTS Corp.                                  88,552
    4,391   OSI Systems, Inc. (b)                     119,787
                                                -------------
                                                      208,339
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Energy Equipment &
               Services -- 3.5%
    2,947   Exterran Partners L.P. (c)          $      66,160
    3,399   Gulf Island Fabrication, Inc.              71,481
    7,169   Matrix Service Co. (b)                     76,350
    3,303   Natural Gas Services Group (b)             62,262
    5,540   North American Energy Partners,
               Inc. (b)                                40,220
    1,298   OYO Geospace Corp. (b)                     55,671
    3,407   Phi, Inc. (b)                              70,525
    3,544   T-3 Energy Services, Inc. (b)              90,372
    8,740   Tesco Corp. (b)                           112,833
                                                -------------
                                                      645,874
                                                -------------
            Food & Staples Retailing -- 0.7%
      372   Arden Group, Inc., Class A                 35,570
    3,508   Ingles Markets, Inc., Class A              53,076
    1,524   Village Super Market, Inc., Class A        41,636
                                                -------------
                                                      130,282
                                                -------------
            Food Products -- 2.4%
   10,248   AgFeed Industries, Inc. (b)                51,240
   12,963   B&G Foods, Inc., Class A                  119,000
    3,211   Calavo Growers, Inc.                       54,587
    1,986   Seneca Foods Corp., Class A (b)            47,406
   17,704   SunOpta, Inc. (b)                          59,485
    7,714   Zhongpin, Inc. (b)                        120,416
                                                -------------
                                                      452,134
                                                -------------
            Gas Utilities -- 0.4%
    2,541   Chesapeake Utilities Corp.                 81,439
                                                -------------
            Health Care Equipment &
               Supplies -- 4.4%
   12,148   Accuray, Inc. (b)                          68,150
      437   Atrion Corp.                               68,050
    3,567   Cantel Medical Corp.                       71,982
    2,458   Exactech, Inc. (b)                         42,548
    4,907   IRIS International, Inc. (b)               60,650
    4,006   Medical Action Industries, Inc. (b)        64,336
    7,759   Natus Medical, Inc. (b)                   114,756
   14,931   RTI Biologics, Inc. (b)                    57,335
    8,982   Symmetry Medical, Inc. (b)                 72,395
    1,583   Young Innovations, Inc.                    39,227
    5,756   Zoll Medical Corp. (b)                    153,800
                                                -------------
                                                      813,229
                                                -------------
            Health Care Providers &
               Services -- 4.5%
    3,008   Air Methods Corp. (b)                     101,129
    7,846   Allion Healthcare, Inc. (b)                51,470
    2,550   America Service Group, Inc.                40,469
    4,194   American Dental Partners, Inc. (b)         54,103
    8,915   AMN Healthcare Services, Inc. (b)          80,770
   10,614   BioScrip, Inc. (b)                         88,733
    2,997   Chindex International, Inc. (b)            42,348
    1,960   Corvel Corp. (b)                           65,738
    7,810   Cross Country Healthcare, Inc. (b)         77,397
    4,346   MedCath Corp. (b)                          34,377


Page 44                See Notes to Financial Statements

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
December 31, 2009

   Shares   Description                                 Value

---------   -------------------------------------------------

            Common Stocks (Continued)
            Health Care Providers &
               Services (Continued)
    3,518   Providence Service Corp. (b)        $      55,584
    5,589   Triple-S Management Corp.,
               Class B (b)                             98,366
    3,238   U.S. Physical Therapy, Inc. (b)            54,819
                                                -------------
                                                      845,303
                                                -------------
            Health Care Technology -- 0.5%
    8,643   Omnicell, Inc. (b)                        101,037
                                                -------------
            Hotels, Restaurants &
               Leisure -- 4.3%
    6,909   AFC Enterprises, Inc. (b)                  56,377
    5,235   Ambassadors Group, Inc.                    69,573
    6,598   California Pizza Kitchen, Inc. (b)         88,743
    3,480   Carrols Restaurant Group, Inc. (b)         24,604
   26,072   Denny's Corp. (b)                          57,098
    1,398   Einstein Noah Restaurant Group,
               Inc. (b)                                13,742
    2,021   Landry's Restaurants, Inc. (b)             43,027
    5,691   Marcus (The) Corp.                         72,959
    3,530   Peet's Coffee & Tea, Inc. (b)             117,655
    3,912   Red Robin Gourmet Burgers, Inc. (b)        70,025
   14,679   Shuffle Master, Inc. (b)                  120,955
    3,631   Universal Travel Group (b)                 36,818
    8,667   Youbet.com, Inc. (b)                       24,874
                                                -------------
                                                      796,450
                                                -------------
            Household Durables -- 1.2%
    1,778   Blyth, Inc.                                59,954
    2,945   Hooker Furniture Corp.                     36,430
   12,291   Sealy Corp. (b)                            38,839
    3,727   Universal Electronics, Inc. (b)            86,541
                                                -------------
                                                      221,764
                                                -------------
            Household Products -- 0.2%
    1,719   Orchids Paper Products Co. (b)             34,414
                                                -------------
            Insurance -- 0.7%
    1,644   American Physicians Service
               Group, Inc.                             37,927
    4,062   First Mercury Financial Corp.              55,690
    5,582   Universal Insurance Holdings, Inc.         32,766
                                                -------------
                                                      126,383
                                                -------------
            Internet Software &
               Services -- 1.3%
    4,217   Liquidity Services, Inc. (b)               42,465
   11,025   LivePerson, Inc. (b)                       76,844
    8,392   Perficient, Inc. (b)                       70,745
    7,222   Web.com Group, Inc. (b)                    47,160
                                                -------------
                                                      237,214
                                                -------------
            IT Services -- 2.9%
    5,291   China Information Security
               Technology, Inc. (b)                    32,593
    4,033   ExlService Holdings, Inc. (b)              73,239


   Shares   Description                                 Value
---------   -------------------------------------------------

            IT Services (Continued)
   10,201   Heartland Payment Systems, Inc.     $     133,939
    6,405   iGATE Corp.                                64,050
    8,617   InfoGROUP, Inc. (b)                        69,108
    1,989   NCI, Inc., Class A (b)                     54,996
    6,744   Ness Technologies, Inc. (b)                33,046
    3,950   Virtusa Corp. (b)                          35,787
    4,810   Yucheng Technologies Ltd. (b)              41,029
                                                -------------
                                                      537,787
                                                -------------
            Leisure Equipment &
               Products -- 0.7%
    5,853   RC2 Corp. (b)                              86,332
    5,212   Sturm, Ruger & Co., Inc.                   50,556
                                                -------------
                                                      136,888
                                                -------------
            Machinery -- 4.3%
    7,540   Albany International Corp., Class A       169,348
    7,297   Altra Holdings, Inc. (b)                   90,118
    2,284   Ampco-Pittsburgh Corp.                     72,014
    4,608   CIRCOR International, Inc.                116,029
    5,201   Columbus McKinnon Corp. (b)                71,046
    3,517   Dynamic Materials Corp.                    70,516
    2,701   Graham Corp.                               55,911
      727   K-Tron International, Inc. (b)             79,054
    2,775   L.B. Foster Co., Class A (b)               82,723
                                                -------------
                                                      806,759
                                                -------------
            Marine -- 0.7%
    5,584   Euroseas Ltd.                              21,833
    1,516   International Shipholding Corp.            47,102
   12,847   Star Bulk Carriers Corp.                   36,229
    5,968   Ultrapetrol Bahamas Ltd. (b)               28,408
                                                -------------
                                                      133,572
                                                -------------
            Media -- 2.5%
   24,567   Belo Corp., Class A                       133,645
    7,608   Dolan Media Co. (b)                        77,678
    4,233   Global Sources Ltd. (b)                    26,456
   10,691   Lee Enterprises, Inc. (b)                  37,098
   16,221   McClatchy (The) Co., Class A               57,422
    2,263   Rentrak Corp. (b)                          39,987
    6,012   World Wrestling Entertainment, Inc.,
               Class A                                 92,164
                                                -------------
                                                      464,450
                                                -------------
            Metals & Mining -- 1.1%
    3,259   Haynes International, Inc.                107,450
    2,609   Olympic Steel, Inc.                        85,001
    2,085   Sutor Technology Group Ltd. (b)             5,546
                                                -------------
                                                      197,997
                                                -------------
            Oil, Gas & Consumable
               Fuels -- 3.4%
   11,598   ATP Oil & Gas Corp. (b)                   212,012
   33,803   Endeavour International Corp. (b)          36,507
    5,461   EV Energy Partners L.P. (c)               165,086
    1,343   Global Partners L.P. (c)                   30,835


                       See Notes to Financial Statements                Page 45

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
December 31, 2009

   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Oil, Gas & Consumable
               Fuels (Continued)
    4,033   K-Sea Transportation Partners
               L.P. (c)                         $      46,702
    2,552   Martin Midstream Partners L.P. (c)         80,567
    2,570   TransMontaigne Partners L.P. (c)           70,675
                                                -------------
                                                      642,384
                                                -------------
            Paper & Forest Products -- 1.1%
   10,576   Buckeye Technologies, Inc. (b)            103,222
   11,313   KapStone Paper & Packaging
               Corp. (b)                              111,433
                                                -------------
                                                      214,655
                                                -------------
            Personal Products -- 2.5%
    2,723   China Sky One Medical, Inc. (b)            61,948
    7,351   Elizabeth Arden, Inc. (b)                 106,149
    3,790   Inter Parfums, Inc.                        46,124
    3,654   Medifast, Inc. (b)                        111,739
   11,752   Prestige Brands Holdings, Inc. (b)         92,371
    3,212   Revlon, Inc., Class A (b)                  54,636
                                                -------------
                                                      472,967
                                                -------------
            Pharmaceuticals -- 0.6%
    2,546   Hi-Tech Pharmacal Co., Inc. (b)            71,415
    4,206   Obagi Medical Products, Inc. (b)           50,472
                                                -------------
                                                      121,887
                                                -------------
            Professional Services -- 2.8%
    4,240   Advisory Board (The) Co. (b)              129,998
    3,599   CDI Corp.                                  46,607
    2,986   CRA International, Inc. (b)                79,577
    7,193   Hill International, Inc. (b)               44,884
    3,478   ICF International, Inc. (b)                93,211
   14,089   Spherion Corp. (b)                         79,180
    1,173   VSE Corp.                                  52,879
                                                -------------
                                                      526,336
                                                -------------
            Real Estate Investment
               Trusts -- 2.5%
    5,253   American Capital Agency Corp.             139,415
   16,905   Ashford Hospitality Trust (b)              78,439
    8,223   First Potomac Realty Trust                103,363
   18,803   NorthStar Realty Finance Corp.             64,494
    8,425   Ramco-Gershenson Properties Trust          80,375
                                                -------------
                                                      466,086
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 0.8%
   18,554   Kopin Corp. (b)                            77,556
    6,996   Pericom Semiconductor Corp. (b)            80,664
                                                -------------
                                                      158,220
                                                -------------
            Software -- 5.3%
   12,232   Actuate Corp. (b)                          52,353
    9,596   Deltek, Inc. (b)                           74,657
    4,650   Double-Take Software, Inc. (b)             46,453


   Shares   Description                                 Value
---------   -------------------------------------------------

            Software (Continued)
    4,453   i2 Technologies, Inc. (b)           $      85,141
    3,563   Interactive Intelligence, Inc. (b)         65,702
    5,433   Kenexa Corp. (b)                           70,901
    6,160   Manhattan Associates, Inc. (b)            148,025
    6,353   Monotype Imaging Holdings,
               Inc. (b)                                57,367
    5,303   PROS Holdings, Inc. (b)                    54,886
    7,763   Radiant Systems, Inc. (b)                  80,735
   14,484   S1 Corp. (b)                               94,436
   11,288   TeleCommunication Systems,
               Inc. (b)                               109,268
    7,358   VASCO Data Security International,
               Inc. (b)                                46,135
                                                -------------
                                                      986,059
                                                -------------
            Specialty Retail -- 2.8%
    3,038   America's Car-Mart, Inc. (b)               79,991
    5,152   Big 5 Sporting Goods Corp.                 88,511
    2,239   Books-A-Million, Inc.                      15,046
    3,147   Conn's, Inc. (b)                           18,379
    3,888   DSW, Inc., Class A (b)                    100,621
    3,252   Kirkland's, Inc. (b)                       56,487
    6,031   Lithia Motors, Inc., Class A (b)           49,575
    3,986   West Marine, Inc. (b)                      32,127
   26,535   Wet Seal, Inc., Class A (b)                91,546
                                                -------------
                                                      532,283
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 1.7%
    5,285   Maidenform Brands, Inc. (b)                88,206
    3,929   Oxford Industries, Inc.                    81,252
   35,054   Quiksilver, Inc. (b)                       70,809
    4,643   Volcom, Inc. (b)                           77,724
                                                -------------
                                                      317,991
                                                -------------
            Thrifts & Mortgage Finance -- 1.7%
    2,949   ESB Financial Corp.                        38,986
    4,336   First Financial Holdings, Inc.             56,325
    7,996   Flushing Financial Corp.                   90,035
   10,420   Provident New York Bancorp                 87,945
    1,937   WSFS Financial Corp.                       49,645
                                                -------------
                                                      322,936
                                                -------------
            Tobacco -- 0.6%
   24,323   Alliance One International, Inc. (b)      118,696
                                                -------------
            Trading Companies &
               Distributors -- 1.0%
    7,624   H&E Equipment Services, Inc. (b)           79,976
    4,512   Houston Wire & Cable Co.                   53,693
    3,991   Titan Machinery, Inc. (b)                  46,056
                                                -------------
                                                      179,725
                                                -------------
            Wireless Telecommunication
               Services -- 0.4%
    6,187   USA Mobility, Inc.                         68,119
                                                -------------


Page 46                See Notes to Financial Statements

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
December 31, 2009

            Description                                 Value
            -------------------------------------------------
            Total Investments -- 99.9%
            (Cost $18,665,052) (d)                $18,666,111
            Net Other Assets and
              Liabilities -- 0.1%                      12,544
                                                -------------
            Net Assets -- 100.0%                  $18,678,655
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").
(d) Aggregate cost for federal income tax purposes is $18,941,803. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,979,840 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,255,532.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments               Level 1        Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $18,666,111     $     --       $     --
                        ========================================

* See the Portfolio of Investments for industry breakout.



                       See Notes to Financial Statements                Page 47

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.8%
            Capital Markets -- 0.0%
      845   Legg Mason, Inc.                    $      25,485
                                                -------------
            Chemicals -- 5.4%
    1,709   Cabot Corp.                                44,827
   53,323   E.I. du Pont de Nemours & Co.           1,795,385
    2,484   Eastman Chemical Co.                      149,636
    3,866   Olin Corp.                                 67,732
    7,507   PPG Industries, Inc.                      439,460
    6,371   RPM International, Inc.                   129,523
                                                -------------
                                                    2,626,563
                                                -------------
            Commercial Banks -- 0.7%
    2,304   Bank of Hawaii Corp.                      108,426
    1,894   Community Bank System, Inc.                36,573
    4,918   CVB Financial Corp.                        42,492
    2,974   Trustmark Corp.                            67,034
    3,323   United Bankshares, Inc.                    66,360
                                                -------------
                                                      320,885
                                                -------------
            Commercial Services &
               Supplies -- 2.7%
    1,842   Healthcare Services Group, Inc.            39,529
   15,851   Pitney Bowes, Inc.                        360,769
   11,850   R.R. Donnelley & Sons Co.                 263,900
   19,824   Waste Management, Inc.                    670,249
                                                -------------
                                                    1,334,447
                                                -------------
            Computers & Peripherals -- 0.2%
    3,110   Diebold, Inc.                              88,480
                                                -------------
            Containers & Packaging -- 0.3%
    4,505   Sonoco Products Co.                       131,771
                                                -------------
            Distributors -- 0.6%
    8,238   Genuine Parts Co.                         312,715
                                                -------------
            Diversified Consumer
               Services -- 0.6%
   11,967   H&R Block, Inc.                           270,694
                                                -------------
            Diversified Telecommunication
               Services -- 20.1%
  175,729   AT&T, Inc.                              4,925,684
   28,417   CenturyTel, Inc.                        1,028,980
  114,127   Verizon Communications, Inc.            3,781,027
                                                -------------
                                                    9,735,691
                                                -------------
            Electric Utilities -- 17.6%
   27,555   American Electric Power Co., Inc.         958,638
    2,479   Cleco Corp.                                67,751
    5,903   DPL, Inc.                                 162,923
   12,694   Edison International                      441,497
    2,975   Empire District Electric (The) Co.         55,722
   33,544   Exelon Corp.                            1,639,295
   17,541   FirstEnergy Corp.                         814,779
    6,752   Hawaiian Electric Industries, Inc.        141,117
    2,232   IDACORP, Inc.                              71,312
    7,958   Northeast Utilities                       205,237
   16,988   Pepco Holdings, Inc.                      286,248


   Shares   Description                                 Value
---------   -------------------------------------------------

            Electric Utilities (Continued)
    6,974   Pinnacle West Capital Corp.         $     255,109
   19,599   PPL Corp.                                 633,244
   20,598   Progress Energy, Inc.                     844,724
   50,477   Southern Co.                            1,681,894
    2,263   UIL Holdings Corp.                         63,545
    1,615   Unisource Energy Corp.                     51,987
    7,348   Westar Energy, Inc.                       159,599
                                                -------------
                                                    8,534,621
                                                -------------
            Electrical Equipment -- 2.8%
   29,616   Emerson Electric Co.                    1,261,642
    1,951   Hubbell, Inc., Class B                     92,282
                                                -------------
                                                    1,353,924
                                                -------------
            Food & Staples Retailing -- 0.4%
   14,202   SUPERVALU, Inc.                           180,507
                                                -------------
            Food Products -- 5.4%
      304   Cal-Maine Foods, Inc.                      10,360
   15,114   H. J. Heinz Co.                           646,275
   71,801   Kraft Foods, Inc., Class A              1,951,551
                                                -------------
                                                    2,608,186
                                                -------------
            Gas Utilities -- 1.9%
    4,362   AGL Resources, Inc.                       159,082
    5,166   Atmos Energy Corp.                        151,880
    1,158   Laclede Group (The), Inc.                  39,106
    2,422   Nicor, Inc.                               101,966
    4,753   ONEOK, Inc.                               211,841
    3,573   Piedmont Natural Gas Co., Inc.             95,578
    1,835   Southwest Gas Corp.                        52,352
    2,714   WGL Holdings, Inc.                         91,028
                                                -------------
                                                      902,833
                                                -------------
            Household Products -- 2.5%
   18,940   Kimberly-Clark Corp.                    1,206,667
                                                -------------
            Insurance -- 1.3%
    6,998   Arthur J. Gallagher & Co.                 157,525
   11,409   Cincinnati Financial Corp.                299,372
    1,836   Erie Indemnity Co., Class A                71,641
      633   Harleysville Group, Inc.                   20,123
    1,980   Mercury General Corp.                      77,735
                                                -------------
                                                      626,396
                                                -------------
            IT Services -- 1.0%
   15,604   Paychex, Inc.                             478,107
                                                -------------
            Leisure Equipment &
               Products -- 0.8%
   16,819   Mattel, Inc.                              336,044
    1,462   Polaris Industries, Inc.                   63,787
                                                -------------
                                                      399,831
                                                -------------
            Machinery -- 0.0%
    1,082   Barnes Group, Inc.                         18,286
                                                -------------
            Media -- 0.1%
    4,984   Regal Entertainment Group, Class A         71,969
                                                -------------


Page 48                See Notes to Financial Statements

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Multi-Utilities -- 12.1%
    6,706   Alliant Energy Corp.                $     202,924
    2,595   Avista Corp.                               56,026
    2,603   Black Hills Corp.                          69,318
   23,614   CenterPoint Energy, Inc.                  342,639
    1,008   CH Energy Group, Inc.                      42,860
   18,171   Consolidated Edison, Inc.                 825,509
   32,901   Dominion Resources, Inc.                1,280,507
    9,760   DTE Energy Co.                            425,438
   20,061   NiSource, Inc.                            308,538
    5,616   NSTAR                                     206,669
    4,633   OGE Energy Corp.                          170,911
   24,772   Public Service Enterprise
               Group, Inc.                            823,669
    6,823   SCANA Corp.                               257,091
   12,366   TECO Energy, Inc.                         200,576
    5,485   Vectren Corp.                             135,370
   25,686   Xcel Energy, Inc.                         545,057
                                                -------------
                                                    5,893,102
                                                -------------
            Pharmaceuticals -- 18.1%
  117,135   Bristol-Myers Squibb Co.                2,957,659
   66,510   Eli Lilly & Co.                         2,375,072
   93,846   Merck & Co., Inc.                       3,429,133
                                                -------------
                                                    8,761,864
                                                -------------
            Specialty Retail -- 0.7%
   11,791   Foot Locker, Inc.                         131,352
   10,778   Limited Brands, Inc.                      207,368
                                                -------------
                                                      338,720
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 0.5%
    3,472   VF Corp.                                  254,289
                                                -------------
            Thrifts & Mortgage
               Finance -- 2.3%
    9,571   First Niagara Financial Group, Inc.       133,132
   27,479   Hudson City Bancorp, Inc.                 377,287
   38,704   New York Community
               Bancorp, Inc.                          561,595
    2,023   Northwest Bancshares, Inc.                 22,900
    2,918   Provident Financial Services, Inc.         31,077
                                                -------------
                                                    1,125,991
                                                -------------
            Tobacco -- 1.6%
   13,371   Reynolds American, Inc.                   708,262
    1,219   Universal Corp.                            55,598
                                                -------------
                                                      763,860
                                                -------------
            Trading Companies &
               Distributors -- 0.1%
    1,880   GATX Corp.                                 54,050
                                                -------------

            Description                                 Value
            -------------------------------------------------
            Total Investments -- 99.8%
            (Cost $44,834,045) (b)              $  48,419,934
            Net Other Assets and
               Liabilities -- 0.2%                     84,669
                                                -------------
            Net Assets -- 100.0%                $  48,504,603
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for federal income tax purposes is $45,541,942. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,415,212 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,537,220.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements)

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $48,419,934    $     --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 49

First Trust US IPO Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value

---------   -------------------------------------------------
            Common Stocks -- 99.9%
            Aerospace & Defense -- 1.4%
    1,003   DigitalGlobe, Inc. (b)              $      24,273
    1,256   DynCorp International, Inc.,
               Class A (b)                             18,024
    3,153   Spirit AeroSystems Holdings, Inc.,
               Class A (b)                             62,618
    1,093   TransDigm Group, Inc.                      51,906
                                                -------------
                                                      156,821
                                                -------------
            Airlines -- 0.2%
      446   Allegiant Travel Co. (b)                   21,038
                                                -------------
            Auto Components -- 0.3%
    1,430   WABCO Holdings, Inc.                       36,880
                                                -------------
            Beverages -- 1.5%
    5,679   Dr. Pepper Snapple Group, Inc.            160,716
                                                -------------
            Biotechnology -- 0.7%
      851   Acorda Therapeutics, Inc. (b)              21,462
    2,677   Talecris Biotherapeutics Holdings
               Corp. (b)                               59,617
                                                -------------
                                                       81,079
                                                -------------
            Capital Markets -- 2.2%
      674   KBW, Inc. (b)                              18,441
    2,060   Lazard Ltd., Class A (c)                   78,218
    2,717   MF Global Ltd. (b)                         18,883
    7,997   Och-Ziff Capital Management
               Group LLC, Class A (c)                 109,879
    1,402   RiskMetrics Group, Inc. (b)                22,306
                                                -------------
                                                      247,727
                                                -------------
            Chemicals -- 1.8%
    1,084   CF Industries Holdings, Inc.               98,406
    5,304   Huntsman Corp.                             59,882
    1,657   Rockwood Holdings, Inc. (b)                39,039
                                                -------------
                                                      197,327
                                                -------------
            Commercial Services &
               Supplies -- 0.2%
    1,975   EnergySolutions, Inc.                      16,768
                                                -------------
            Communications Equipment --
               0.2%
    1,977   Aruba Networks, Inc. (b)                   21,075
                                                -------------
            Computers & Peripherals -- 1.1%
    3,827   Teradata Corp. (b)                        120,283
                                                -------------
            Construction & Engineering --
               1.2%
    2,517   Aecom Technology Corp. (b)                 69,218
    3,584   KBR, Inc.                                  68,096
                                                -------------
                                                      137,314
                                                -------------
            Consumer Finance -- 1.6%
   12,133   Discover Financial Services               178,476
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Diversified Consumer Services --
               1.2%
    1,194   Bridgepoint Education, Inc. (b)     $      17,934
      373   Capella Education Co. (b)                  28,087
    3,192   Education Management Corp. (b)             70,256
    1,018   Grand Canyon Education, Inc. (b)           19,352
                                                -------------
                                                      135,629
                                                -------------
            Diversified Financial Services --
               0.7%
    2,313   MSCI, Inc., Class A (b)                    73,553
                                                -------------
            Diversified Telecommunication
               Services -- 1.0%
   16,201   Clearwire Corp., Class A (b)              109,519
                                                -------------
            Electric Utilities -- 0.5%
    1,133   ITC Holdings Corp.                         59,018
                                                -------------
            Electrical Equipment -- 3.4%
    2,291   A123 Systems, Inc. (b)                     51,410
    1,900   First Solar, Inc. (b)                     257,260
    3,208   GT Solar International, Inc. (b)           17,837
    2,168   SunPower Corp., Class A (b)                51,338
                                                -------------
                                                      377,845
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 2.3%
   10,257   Tyco Electronics Ltd.                     251,809
                                                -------------
            Energy Equipment & Services --
               0.7%
    1,672   Complete Production Services,
               Inc. (b)                                21,736
    1,845   Dresser-Rand Group, Inc. (b)               58,320
                                                -------------
                                                       80,056
                                                -------------
            Food Products -- 0.2%
    1,954   Dole Food Co., Inc. (b)                    24,249
                                                -------------
            Health Care Equipment &
               Supplies -- 5.5%
   11,161   Covidien PLC                              534,500
    2,508   ev3, Inc. (b)                              33,457
    1,288   Masimo Corp. (b)                           39,181
                                                -------------
                                                      607,138
                                                -------------
            Health Care Providers &
               Services -- 1.3%
    2,651   Brookdale Senior Living, Inc. (b)          48,222
    2,607   Emdeon, Inc., Class A (b)                  39,757
    1,285   Healthspring, Inc. (b)                     22,629
    3,570   Select Medical Holdings Corp. (b)          37,913
                                                -------------
                                                      148,521
                                                -------------
            Health Care Technology -- 0.2%
    1,019   MedAssets, Inc. (b)                        21,613
                                                -------------
            Hotels, Restaurants &
               Leisure -- 3.4%
    3,022   Burger King Holdings, Inc.                 56,874


Page 50                See Notes to Financial Statements

First Trust US IPO Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Hotels, Restaurants & Leisure
               (Continued)
    3,884   Hyatt Hotels Corp., Class A (b)     $     115,782
    4,046   Tim Hortons, Inc.                         123,443
    3,993   Wyndham Worldwide Corp.                    80,539
                                                -------------
                                                      376,638
                                                -------------
            Insurance -- 1.6%
    1,107   Allied World Assurance Holdings Ltd.       51,000
    1,850   Flagstone Reinsurance Holdings Ltd.        20,239
    2,126   OneBeacon Insurance Group Ltd.,
               Class A                                 29,296
    2,931   Validus Holdings Ltd.                      78,961
                                                -------------
                                                      179,496
                                                -------------
            Internet & Catalog Retail -- 0.2%
    1,259   HSN, Inc. (b)                              25,419
                                                -------------
            Internet Software & Services --
               2.0%
    2,409   AOL, Inc. (b)                              56,082
    2,738   Rackspace Hosting, Inc. (b)                57,087
      962   Vistaprint NV (b)                          54,507
    1,272   WebMD Health Corp., Class A (b)            48,959
                                                -------------
                                                      216,635
                                                -------------
            IT Services -- 22.6%
    3,059   Broadridge Financial Solutions, Inc.       69,011
    4,818   Genpact Ltd. (b)                           71,788
    2,900   MasterCard, Inc., Class A                 742,342
    1,660   NeuStar, Inc., Class A (b)                 38,247
    8,888   SAIC, Inc. (b)                            168,339
   12,707   Visa, Inc., Class A                     1,111,354
   15,471   Western Union Co.                         291,628
                                                -------------
                                                    2,492,709
                                                -------------
            Media -- 8.8%
    2,444   Cinemark Holdings, Inc.                    35,120
    1,084   Morningstar, Inc. (b)                      52,401
    3,702   Scripps Networks Interactive, Class A     153,633
    7,878   Time Warner Cable, Inc.                   326,070
   13,568   Viacom, Inc., Class B (b)                 403,377
                                                -------------
                                                      970,601
                                                -------------
            Multiline Retail -- 1.5%
    7,614   Dollar General Corp. (b)                  170,782
                                                -------------
            Oil, Gas & Consumable
               Fuels -- 6.8%
    1,918   Concho Resources, Inc. (b)                 86,118
    3,797   Continental Resources, Inc. (b)           162,853
    1,287   Duncan Energy Partners L.P. (c)            30,566
    4,732   EXCO Resources, Inc.                      100,461
    2,019   Patriot Coal Corp. (b)                     31,214
    4,593   SandRidge Energy, Inc. (b)                 43,312
   14,457   Spectra Energy Corp.                      296,513
                                                -------------
                                                      751,037
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Personal Products -- 2.5%
    2,057   Bare Escentuals, Inc. (b)           $      25,157
    1,364   Herbalife Ltd.                             55,337
    4,571   Mead Johnson Nutrition Co., Class A       199,753
                                                -------------
                                                      280,247
                                                -------------
            Pharmaceuticals -- 1.5%
    5,621   Warner Chilcott PLC, Class A (b)          160,030
                                                -------------
            Professional Services -- 1.8%
    1,412   IHS, Inc., Class A (b)                     77,392
    4,024   Verisk Analytics, Inc., Class A (b)       121,846
                                                -------------
                                                      199,238
                                                -------------
            Road & Rail -- 1.0%
    9,159   Hertz Global Holdings, Inc. (b)           109,175
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 0.5%
      930   Cavium Networks, Inc. (b)                  22,162
      672   Hittite Microwave Corp. (b)                27,384
                                                -------------
                                                       49,546
                                                -------------
            Software -- 1.7%
      940   CommVault Systems, Inc. (b)                22,269
    1,479   Fortinet, Inc. (b)                         25,986
    1,392   NetSuite, Inc. (b)                         22,244
    1,453   Solarwinds, Inc. (b)                       33,433
    1,554   Solera Holdings, Inc.                      55,960
    1,599   SuccessFactors, Inc. (b)                   26,511
                                                -------------
                                                      186,403
                                                -------------
            Specialty Retail -- 0.6%
    1,419   J. Crew Group, Inc. (b)                    63,486
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 0.5%
    2,127   Hanesbrands, Inc. (b)                      51,282
                                                -------------
            Tobacco -- 12.2%
    3,591   Lorillard, Inc.                           288,106
   21,860   Philip Morris International, Inc.       1,053,433
                                                -------------
                                                    1,341,539
                                                -------------
            Water Utilities -- 0.8%
    3,903   American Water Works Co., Inc.             87,466
                                                -------------
            Wireless Telecommunication
               Services -- 0.5%
    7,877   MetroPCS Communications, Inc. (b)          60,102
                                                -------------

            Total Investments -- 99.9%
            (Cost $10,700,735) (d)                 11,036,285
            Net Other Assets and
               Liabilities -- 0.1%                      6,723
                                                -------------
            Net Assets -- 100.0%                  $11,043,008
                                                =============


                       See Notes to Financial Statements                Page 51

First Trust US IPO Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").
(d) Aggregate cost for federal income tax purposes is $10,837,142. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,317,054 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,117,911.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1          Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $11,036,285    $      --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.


Page 52                See Notes to Financial Statements

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 100.0%
            Air Freight & Logistics -- 2.0%
    6,792   C.H. Robinson Worldwide, Inc.       $     398,894
   11,387   Expeditors International of
               Washington, Inc.                       395,471
                                                -------------
                                                      794,365
                                                -------------
            Biotechnology -- 7.0%
    7,082   Amgen, Inc. (b)                           400,629
    7,888   Biogen Idec, Inc. (b)                     422,008
    7,066   Celgene Corp. (b)                         393,435
    6,691   Cephalon, Inc. (b)                        417,585
    8,095   Genzyme Corp. (b)                         396,736
    9,225   Gilead Sciences, Inc. (b)                 399,258
    9,333   Vertex Pharmaceuticals, Inc. (b)          399,919
                                                -------------
                                                    2,829,570
                                                -------------
            Chemicals -- 1.0%
    7,698   Sigma-Aldrich Corp.                       388,980
                                                -------------
            Commercial Services &
               Supplies -- 1.8%
   13,378   Cintas Corp.                              348,497
    7,164   Stericycle, Inc. (b)                      395,238
                                                -------------
                                                      743,735
                                                -------------
            Communications Equipment --
               3.0%
   16,935   Cisco Systems, Inc. (b)                   405,424
    8,865   QUALCOMM, Inc.                            410,095
    5,647   Research In Motion Ltd. (b)               381,398
                                                -------------
                                                    1,196,917
                                                -------------
            Computers & Peripherals -- 6.2%
    2,019   Apple, Inc. (b)                           425,726
   28,753   Dell, Inc. (b)                            412,893
   23,419   Logitech International S.A. (b)           400,465
   11,890   NetApp, Inc. (b)                          408,897
   15,660   SanDisk Corp. (b)                         453,983
   22,629   Seagate Technology                        411,622
                                                -------------
                                                    2,513,586
                                                -------------
            Construction & Engineering --
               1.0%
   13,481   Foster Wheeler AG (b)                     396,881
                                                -------------
            Diversified Consumer Services --
               1.0%
    6,765   Apollo Group, Inc., Class A (b)           409,824
                                                -------------
            Electrical Equipment -- 1.0%
    2,910   First Solar, Inc. (b)                     394,014
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 2.1%
   56,042   Flextronics International Ltd. (b)        409,667
   13,011   FLIR Systems, Inc. (b)                    425,720
                                                -------------
                                                      835,387
                                                -------------
            Food & Staples Retailing -- 1.0%
    6,763   Costco Wholesale Corp.                    400,167
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Health Care Equipment &
               Supplies -- 3.1%
   11,476   DENTSPLY International, Inc.        $     403,611
   28,921   Hologic, Inc. (b)                         419,355
    1,364   Intuitive Surgical, Inc. (b)              413,728
                                                -------------
                                                    1,236,694
                                                -------------
            Health Care Providers &
               Services -- 3.0%
    4,681   Express Scripts, Inc. (b)                 404,672
    7,658   Henry Schein, Inc. (b)                    402,811
   14,643   Patterson Cos., Inc. (b)                  409,711
                                                -------------
                                                    1,217,194
                                                -------------
            Health Care Technology -- 1.0%
    5,074   Cerner Corp. (b)                          418,300
                                                -------------
            Hotels, Restaurants & Leisure --
               1.9%
   16,685   Starbucks Corp. (b)                       384,756
    6,585   Wynn Resorts Ltd.                         383,445
                                                -------------
                                                      768,201
                                                -------------
            Household Durables -- 1.0%
   12,675   Garmin Ltd.                               389,122
                                                -------------
            Internet & Catalog Retail -- 4.0%
    3,078   Amazon.com, Inc. (b)                      414,052
   15,660   Expedia, Inc. (b)                         402,619
   37,880   Liberty Media Corp. - Interactive,
               Class A (b)                            410,619
    1,828   priceline.com, Inc. (b)                   399,418
                                                -------------
                                                    1,626,708
                                                -------------
            Internet Software & Services --
               5.0%
      952   Baidu, Inc., ADR (b)                      391,491
   17,427   eBay, Inc. (b)                            410,231
      662   Google, Inc., Class A (b)                 410,427
   16,565   VeriSign, Inc. (b)                        401,535
   24,479   Yahoo!, Inc. (b)                          410,758
                                                -------------
                                                    2,024,442
                                                -------------
            IT Services -- 4.9%
    9,331   Automatic Data Processing, Inc.           399,554
    8,891   Cognizant Technology Solutions
               Corp., Class A (b)                     402,762
    8,296   Fiserv, Inc. (b)                          402,190
    7,221   Infosys Technologies Ltd., ADR            399,105
   12,780   Paychex, Inc.                             391,579
                                                -------------
                                                    1,995,190
                                                -------------
            Leisure Equipment &
               Products -- 1.0%
   19,835   Mattel, Inc.                              396,303
                                                -------------
            Life Sciences Tools & Services --
               3.0%
   14,173   Illumina, Inc. (b)                        434,403
    7,700   Life Technologies Corp. (b)               402,171
   17,670   QIAGEN N.V. (b)                           394,394
                                                -------------
                                                    1,230,968
                                                -------------


                       See Notes to Financial Statements                Page 53

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Machinery -- 2.0%
    7,624   Joy Global, Inc.                    $     393,322
   10,961   PACCAR, Inc.                              397,556
                                                -------------
                                                      790,878
                                                -------------
            Media -- 4.9%
   22,929   Comcast Corp., Class A                    386,583
   11,966   DIRECTV, Class A (b)                      399,066
   18,851   DISH Network Corp., Class A               391,535
   29,615   News Corp., Class A                       405,429
   23,574   Virgin Media, Inc.                        396,751
                                                -------------
                                                    1,979,364
                                                -------------
            Multiline Retail -- 1.1%
    5,180   Sears Holdings Corp. (b)                  432,271
                                                -------------
            Pharmaceuticals -- 3.0%
   21,649   Mylan, Inc. (b)                           398,991
    7,467   Teva Pharmaceutical Industries
               Ltd., ADR                              419,496
   14,468   Warner Chilcott PLC, Class A (b)          411,904
                                                -------------
                                                    1,230,391
                                                -------------
            Road & Rail -- 0.9%
   11,929   J.B. Hunt Transport Services, Inc.        384,949
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 12.1%
   17,558   Altera Corp.                              397,338
   29,048   Applied Materials, Inc.                   404,929
   12,539   Broadcom Corp., Class A (b)               394,352
   20,159   Intel Corp.                               411,244
   10,916   KLA-Tencor Corp.                          394,723
   10,387   Lam Research Corp. (b)                    407,274
   13,501   Linear Technology Corp.                   412,320
   19,755   Marvell Technology Group Ltd. (b)         409,916
   19,598   Maxim Integrated Products, Inc.           397,839
   13,901   Microchip Technology, Inc.                403,963
   23,490   NVIDIA Corp. (b)                          438,793
   16,028   Xilinx, Inc.                              401,662
                                                -------------
                                                    4,874,353
                                                -------------
            Software -- 12.0%
   35,721   Activision Blizzard, Inc. (b)             396,860
   10,583   Adobe Systems, Inc. (b)                   389,243
   16,062   Autodesk, Inc. (b)                        408,136
   10,514   BMC Software, Inc. (b)                    421,611
   17,526   CA, Inc.                                  393,634
   11,923   Check Point Software Technologies,
               Ltd. (b)                               403,951
   10,023   Citrix Systems, Inc. (b)                  417,057
   23,628   Electronic Arts, Inc. (b)                 419,397
   12,965   Intuit, Inc. (b)                          398,155
   13,067   Microsoft Corp.                           398,413
   16,233   Oracle Corp.                              398,358
   22,434   Symantec Corp. (b)                        401,344
                                                -------------
                                                    4,846,159
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Specialty Retail -- 5.0%
   10,538   Bed Bath & Beyond, Inc. (b)         $     407,083
   10,524   O'Reilly Automotive, Inc. (b)             401,175
    9,211   Ross Stores, Inc.                         393,402
   16,079   Staples, Inc.                             395,382
   11,896   Urban Outfitters, Inc. (b)                416,241
                                                -------------
                                                    2,013,283
                                                -------------
            Trading Companies &
               Distributors -- 1.0%
    9,889   Fastenal Co.                              411,778
                                                -------------
            Wireless Telecommunication
               Services -- 3.0%
    5,402   Millicom International Cellular S.A.      398,505
   11,653   NII Holdings, Inc. (b)                    391,308
   17,663   Vodafone Group PLC, ADR                   407,839
                                                -------------
                                                    1,197,652
                                                -------------

            Total Investments -- 100.0%
            (Cost $35,343,480) (c)                 40,367,626
            Net Other Assets and
               Liabilities -- 0.0%                      1,224
                                                -------------
            Net Assets -- 100.0%                  $40,368,850
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $36,793,034. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,540,370 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $965,778.

ADR -- American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $40,367,626    $     --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.


Page 54                See Notes to Financial Statements

First Trust NASDAQ-100 Technology Sector Index(SM) Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

           Common Stocks -- 100.0%
            Communications Equipment -- 7.7%
   95,103   Cisco Systems, Inc. (b)             $   2,276,766
   49,792   QUALCOMM, Inc.                          2,303,378
   31,701   Research In Motion Ltd. (b)             2,141,085
                                                -------------
                                                    6,721,229
                                                -------------
            Computers & Peripherals -- 16.3%
   11,349   Apple, Inc. (b)                         2,393,050
  161,481   Dell, Inc. (b)                          2,318,867
  131,520   Logitech International S.A. (b)         2,248,992
   66,769   NetApp, Inc. (b)                        2,296,186
   87,940   SanDisk Corp. (b)                       2,549,381
  127,076   Seagate Technology                      2,311,512
                                                -------------
                                                   14,117,988
                                                -------------
            Health Care Technology -- 2.7%
   28,485   Cerner Corp. (b)                        2,348,304
                                                -------------
            Internet Software & Services --
               10.5%
    5,354   Baidu, Inc., ADR (b)                    2,201,725
    3,721   Google, Inc., Class A (b)               2,306,946
   93,030   VeriSign, Inc. (b)                      2,255,047
  137,468   Yahoo!, Inc. (b)                        2,306,713
                                                -------------
                                                    9,070,431
                                                -------------
            IT Services -- 5.2%
   49,927   Cognizant Technology Solutions
                 Corp., Class A (b)                 2,261,693
   40,555   Infosys Technologies Ltd., ADR          2,241,475
                                                -------------
                                                    4,503,168
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 31.5%
   98,611   Altera Corp.                            2,231,567
  163,144   Applied Materials, Inc.                 2,274,227
   70,414   Broadcom Corp., Class A (b)             2,214,520
  113,202   Intel Corp.                             2,309,321
   61,309   KLA-Tencor Corp.                        2,216,934
   58,343   Lam Research Corp. (b)                  2,287,629
   75,829   Linear Technology Corp.                 2,315,818
  110,937   Marvell Technology Group Ltd. (b)       2,301,943
  110,057   Maxim Integrated Products, Inc.         2,234,157
   78,070   Microchip Technology, Inc.              2,268,714
  131,912   NVIDIA Corp. (b)                        2,464,116
   90,010   Xilinx, Inc.                            2,255,651
                                                -------------
                                                   27,374,597
                                                -------------
            Software -- 26.1%
   59,436   Adobe Systems, Inc. (b)                 2,186,056
   90,193   Autodesk, Inc. (b)                      2,291,804
   59,056   BMC Software, Inc. (b)                  2,368,146
   98,436   CA, Inc.                                2,210,872
   66,950   Check Point Software Technologies,
               Ltd. (b)                             2,268,266
   56,299   Citrix Systems, Inc. (b)                2,342,601
   72,817   Intuit, Inc. (b)                        2,236,210
   73,371   Microsoft Corp.                         2,237,082


   Shares   Description                                 Value
---------   -------------------------------------------------

            Software (Continued)
   91,157   Oracle Corp.                        $   2,236,993
  125,994   Symantec Corp. (b)                      2,254,033
                                                -------------
                                                   22,632,063
                                                -------------

            Total Investments -- 100.0%
            (Cost $76,984,837) (c)                 86,767,780
            Net Other Assets and
               Liabilities -- 0.0%                     (2,165)
                                                -------------
            Net Assets -- 100.0%                  $86,765,615
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $78,412,845. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,585,843 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $230,908.

ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1          Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $86,767,780    $      --      $      --
                        ========================================


* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 55

First Trust NYSE Arca Biotechnology Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.8%
            Biotechnology -- 72.5%
   72,145   Alexion Pharmaceuticals, Inc. (b)   $   3,522,119
   54,084   Amgen, Inc. (b)                         3,059,532
  229,786   Amylin Pharmaceuticals, Inc. (b)        3,260,663
   67,408   Biogen Idec, Inc. (b)                   3,606,328
  497,511   Celera Corp. (b)                        3,437,801
   58,821   Celgene Corp. (b)                       3,275,153
   60,993   Cephalon, Inc. (b)                      3,806,573
   59,315   Genzyme Corp. (b)                       2,907,028
   71,849   Gilead Sciences, Inc. (b)               3,109,625
  166,199   Human Genome Sciences, Inc. (b)         5,085,690
  230,152   InterMune, Inc. (b)                     3,001,182
  122,774   Myriad Genetics, Inc. (b)               3,204,401
  104,022   OSI Pharmaceuticals, Inc. (b)           3,227,803
   95,239   Vertex Pharmaceuticals, Inc. (b)        4,080,991
                                                -------------
                                                   48,584,889
                                                -------------
            Life Sciences Tools &
               Services -- 22.5%
  373,652   Affymetrix, Inc. (b)                    2,182,128
   76,092   Illumina, Inc. (b)                      2,332,220
   68,197   Life Technologies Corp. (b)             3,561,929
   44,892   Millipore Corp. (b)                     3,247,936
  916,661   Sequenom, Inc. (b)                      3,794,976
                                                -------------
                                                   15,119,189
                                                -------------
            Pharmaceuticals -- 4.8%
  345,327   Nektar Therapeutics (b)                 3,218,448
                                                -------------

            Total Investments -- 99.8%
            (Cost $65,751,329) (c)                 66,922,526
            Net Other Assets and
               Liabilities -- 0.2%                    145,842
                                                -------------
            Net Assets -- 100.0%                  $67,068,368
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $68,586,147. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,674,135 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,337,756.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1          Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $66,922,526    $      --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.~


Page 56                See Notes to Financial Statements

First Trust Dow Jones Internet Index(SM) Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 100.0%
            Capital Markets -- 5.6%
1,326,401   E*TRADE Financial Corp. (b)         $   2,321,202
  132,819   TD Ameritrade Holding Corp. (b)         2,574,032
                                                -------------
                                                    4,895,234
                                                -------------
            Communications Equipment --
               6.9%
  143,466   Juniper Networks, Inc. (b)              3,826,238
   56,325   NETGEAR, Inc. (b)                       1,221,690
  456,402   Sonus Networks, Inc. (b)                  963,008
                                                -------------
                                                    6,010,936
                                                -------------
            Health Care Technology -- 1.8%
   75,816   Allscripts-Misys Healthcare
               Solutions, Inc. (b)                  1,533,757
                                                -------------
            Internet & Catalog Retail --
                  18.7%
   42,684   Amazon.com, Inc. (b)                    5,741,852
   22,258   Blue Nile, Inc. (b)                     1,409,599
  104,568   Expedia, Inc. (b)                       2,688,443
   35,917   Netflix, Inc. (b)                       1,980,463
   15,148   priceline.com, Inc. (b)                 3,309,838
   89,307   Ticketmaster Entertainment,
               Inc. (b)                             1,091,332
                                                -------------
                                                   16,221,527
                                                -------------
            Internet Software &
            Services -- 43.9%
   98,174   Akamai Technologies, Inc. (b)           2,486,748
  255,754   Art Technology Group, Inc. (b)          1,153,451
   61,379   Constant Contact, Inc. (b)                982,064
   64,267   DealerTrack Holdings, Inc. (b)          1,207,577
   52,469   Digital River, Inc. (b)                 1,416,138
  159,117   EarthLink, Inc.                         1,322,262
  212,507   eBay, Inc. (b)                          5,002,415
   13,899   Google, Inc., Class A (b)               8,617,102
   92,854   IAC/InterActiveCorp (b)                 1,901,650
  192,290   Internap Network Services
               Corp. (b)                              903,763
   66,894   j2 Global Communications,
               Inc. (b)                             1,361,293
  236,299   RealNetworks, Inc. (b)                    876,669
  159,112   United Online, Inc.                     1,144,015
  132,293   ValueClick, Inc. (b)                    1,338,805
  110,886   VeriSign, Inc. (b)                      2,687,877
   48,254   Vocus, Inc. (b)                           868,572
  285,712   Yahoo!, Inc. (b)                        4,794,247
                                                -------------
                                                   38,064,648
                                                -------------
               IT Services -- 3.5%
   83,733   CyberSource Corp. (b)                   1,683,871
  158,580   Sapient Corp. (b)                       1,311,456
                                                -------------
                                                    2,995,327
                                                -------------
               Professional Services -- 2.3%
  112,110   Monster Worldwide, Inc. (b)             1,950,714
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Software -- 17.3%
  124,447   Ariba, Inc. (b)                     $   1,558,076
   81,848   Check Point Software
               Technologies, Ltd. (b)               2,773,010
   43,017   Concur Technologies, Inc. (b)           1,838,977
   82,253   Quest Software, Inc. (b)                1,513,455
   45,041   Salesforce.com, Inc. (b)                3,322,675
  123,518   SonicWALL, Inc. (b)                       939,972
  186,742   TIBCO Software, Inc. (b)                1,798,326
   69,020   Websense, Inc. (b)                      1,205,089
                                                -------------
                                                   14,949,580
                                                -------------

            Total Investments -- 100.0%
            (Cost $72,562,573) (c)                 86,621,723
            Net Other Assets and
               Liabilities -- 0.0%                     (7,114)
                                                -------------
            Net Assets -- 100.0%                $  86,614,609
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $77,651,291. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,002,482 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,032,050.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1          Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $86,621,723    $      --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.~


                       See Notes to Financial Statements                Page 57

First Trust DB Strategic Value Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.9%
            Aerospace & Defense -- 12.1%
   18,811   General Dynamics Corp.              $   1,282,346
   31,654   Honeywell International, Inc.           1,240,837
   24,257   ITT Corp.                               1,206,543
   16,247   Lockheed Martin Corp.                   1,224,212
   24,143   Raytheon Co.                            1,243,847
                                                -------------
                                                    6,197,785
                                                -------------
            Beverages -- 2.4%
   19,900   PepsiCo, Inc.                           1,209,920
                                                -------------
            Biotechnology -- 7.5%
   22,340   Amgen, Inc. (b)                         1,263,774
   26,372   Biogen Idec, Inc. (b)                   1,410,902
   27,272   Gilead Sciences, Inc. (b)               1,180,332
                                                -------------
                                                    3,855,008
                                                -------------
            Computers & Peripherals -- 2.6%
   94,402   Dell, Inc. (b)                          1,355,613
                                                -------------
            Food Products -- 5.0%
   40,222   Archer-Daniels-Midland Co.              1,259,351
   56,222   ConAgra Foods, Inc.                     1,295,917
                                                -------------
                                                    2,555,268
                                                -------------
            Health Care Equipment &
               Supplies -- 17.7%
   22,511   Baxter International, Inc.              1,320,945
   16,347   Becton, Dickinson & Co.                 1,289,124
  149,135   Boston Scientific Corp. (b)             1,342,215
   29,507   Medtronic, Inc.                         1,297,718
   34,527   St. Jude Medical, Inc. (b)              1,269,903
   24,532   Stryker Corp.                           1,235,677
   21,569   Zimmer Holdings, Inc. (b)               1,274,944
                                                -------------
                                                    9,030,526
                                                -------------
            Health Care Providers &
               Services -- 5.0%
   39,548   Cardinal Health, Inc.                   1,275,027
   20,850   McKesson Corp.                          1,303,125
                                                -------------
                                                    2,578,152
                                                -------------
            Independent Power Producers &
               Energy Traders -- 2.5%
   95,108   AES (The) Corp. (b)                     1,265,887
                                                -------------
            Industrial Conglomerates -- 2.3%
   78,486   General Electric Co.                    1,187,493
                                                -------------
            Internet Software & Services --
               5.4%
    3,679   AOL, Inc. (b)                              85,647
   53,679   eBay, Inc. (b)                          1,263,604
   83,651   Yahoo!, Inc. (b)                        1,403,664
                                                -------------
                                                    2,752,915
                                                -------------
            Media -- 5.1%
  105,621   News Corp., Class A                     1,445,951
   40,441   Time Warner, Inc.                       1,178,451
                                                -------------
                                                    2,624,402
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

           Oil, Gas & Consumable Fuels --
               5.0%
   16,274   Chevron Corp.                       $   1,252,935
   25,084   ConocoPhillips                          1,281,040
                                                -------------
                                                    2,533,975
                                                -------------
            Pharmaceuticals -- 17.3%
   23,625   Abbott Laboratories                     1,275,514
   50,583   Bristol-Myers Squibb Co.                1,277,221
   33,985   Eli Lilly & Co.                         1,213,604
   40,724   Forest Laboratories, Inc. (b)           1,307,648
   19,743   Johnson & Johnson                       1,271,647
   34,922   Merck & Co., Inc.                       1,276,050
   68,719   Pfizer, Inc.                            1,249,998
                                                -------------
                                                    8,871,682
                                                -------------
            Software -- 2.5%
   42,381   Microsoft Corp.                         1,292,197
                                                -------------
            Specialty Retail -- 2.4%
   58,366   Gap (The), Inc.                         1,222,768
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 2.6%
   19,760   NIKE, Inc., Class B                     1,305,543
                                                -------------
            Tobacco -- 2.5%
   24,301   Reynolds American, Inc.                 1,287,224
                                                -------------

            Total Investments -- 99.9%
            (Cost $44,958,943) (c)                 51,126,358
            Net Other Assets and
               Liabilities -- 0.1%                     37,190
                                                -------------
            Net Assets -- 100.0%                  $51,163,548
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $47,132,555. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,127,354 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,133,551.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $51,126,358    $     --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.~


Page 58                See Notes to Financial Statements

First Trust Value Line(R) Equity Allocation Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.9%
            Aerospace & Defense -- 3.1%
      956   AAR Corp. (b)                       $      21,969
    1,265   Goodrich Corp.                             81,276
      471   HEICO Corp.                                20,879
    1,593   Rockwell Collins, Inc.                     88,189
                                                -------------
                                                      212,313
                                                -------------
            Auto Components -- 0.3%
    1,177   Tenneco, Inc. (b)                          20,868
                                                -------------
            Automobiles -- 2.5%
    1,522   Daimler AG                                 81,123
    8,904   Ford Motor Co. (b)                         89,040
                                                -------------
                                                      170,163
                                                -------------
            Beverages -- 0.4%
    2,979   Cott Corp. (b)                             24,428
                                                -------------
            Biotechnology -- 1.0%
    1,252   Human Genome Sciences, Inc. (b)            38,311
    3,211   Incyte Corp. Ltd. (b)                      29,252
                                                -------------
                                                       67,563
                                                -------------
            Capital Markets -- 0.8%
    1,055   Federated Investors, Inc., Class B         29,012
      797   Legg Mason, Inc.                           24,038
                                                -------------
                                                       53,050
                                                -------------
            Chemicals -- 1.2%
      820   Ashland, Inc.                              32,488
      402   Minerals Technologies, Inc.                21,897
      241   NewMarket Corp.                            27,660
                                                -------------
                                                       82,045
                                                -------------
            Commercial Banks -- 3.5%
    1,498   Bank of Montreal                           79,514
    7,829   Marshall & Ilsley Corp.                    42,668
   17,625   Popular, Inc.                              39,833
    1,210   Toronto-Dominion (The) Bank                75,891
                                                -------------
                                                      237,906
                                                -------------
            Commercial Services &
               Supplies -- 0.2%
    1,054   Deluxe Corp.                               15,589
                                                -------------
            Communications Equipment --
               0.3%
      816   ADTRAN, Inc.                               18,401
                                                -------------
            Computers & Peripherals -- 3.2%
    4,910   Dell, Inc. (b)                             70,508
    1,424   Hewlett-Packard Co.                        73,350
      588   International Business Machines
               Corp.                                   76,969
                                                -------------
                                                      220,827
                                                -------------
            Construction & Engineering --
               2.0%
    1,290   Fluor Corp.                                58,102
    1,180   Foster Wheeler AG (b)                      34,739
    1,220   KBR, Inc.                                  23,180

   Shares   Description                                 Value
---------   -------------------------------------------------
            Construction & Engineering
               (Continued)
      799   Layne Christensen Co. (b)          $       22,939
                                                -------------
                                                      138,960
                                                -------------
            Consumer Finance -- 1.1%
    5,114   Discover Financial Services                75,227
                                                -------------
            Containers & Packaging -- 2.2%
      591   Ball Corp.                                 30,555
      345   Greif, Inc., Class A                       18,623
    2,127   Owens-Illinois, Inc. (b)                   69,915
    1,530   Packaging Corp. of America                 35,205
                                                -------------
                                                      154,298
                                                -------------
            Diversified Financial Services --
               1.5%
    4,009   Bank of America Corp.                      60,376
   14,036   Citigroup, Inc.                            46,459
                                                -------------
                                                      106,835
                                                -------------
            Diversified Telecommunication
               Services -- 1.2%
      954   Telefonica S.A., ADR                       79,678
                                                -------------
            Electric Utilities -- 2.6%
    4,771   Duke Energy Corp.                          82,109
    1,178   El Paso Electric Co. (b)                   23,890
    1,759   Progress Energy, Inc.                      72,136
                                                -------------
                                                      178,135
                                                -------------
            Electrical Equipment -- 0.4%
      626   Hubbell, Inc., Class B                     29,610
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 4.3%
   23,239   Sanmina-SCI Corp. (b)                     256,326
      811   Tech Data Corp. (b)                        37,841
                                                -------------
                                                      294,167
                                                -------------
            Energy Equipment & Services --
               3.6%
      796   Diamond Offshore Drilling, Inc.            78,342
    2,023   Noble Corp.                                82,336
    1,342   Schlumberger Ltd.                          87,351
                                                -------------
                                                      248,029
                                                -------------
            Food & Staples Retailing -- 0.4%
   16,404   Rite Aid Corp. (b)                         24,770
                                                -------------
            Food Products -- 2.8%
    2,734   Del Monte Foods Co.                        31,004
    1,342   J. M. Smucker (The) Co.                    82,868
    2,542   Unilever PLC, ADR                          81,090
                                                -------------
                                                      194,962
                                                -------------
            Gas Utilities -- 0.3%
      453   Suburban Propane Partners L.P. (c)         21,327
                                                -------------
            Health Care Equipment &
               Supplies -- 3.4%
      548   Alcon, Inc.                                90,064
    1,835   Align Technology, Inc. (b)                 32,700


                       See Notes to Financial Statements                Page 59

First Trust Value Line(R) Equity Allocation Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Health Care Equipment &
               Supplies (Continued)
      670   Cooper (The) Cos., Inc.             $      25,540
    1,020   Cyberonics, Inc. (b)                       20,849
      797   Inverness Medical Innovations,
               Inc. (b)                                33,084
      796   Kinetic Concepts, Inc. (b)                 29,969
                                                -------------
                                                      232,206
                                                -------------
            Health Care Providers &
               Services -- 1.4%
      921   Community Health Systems, Inc. (b)         32,788
    4,297   Health Management Associates, Inc.,
               Class A (b)                             31,239
    5,846   Tenet Healthcare Corp. (b)                 31,510
                                                -------------
                                                       95,537
                                                -------------
            Health Care Technology -- 0.9%
    1,092   Eclipsys Corp. (b)                         20,224
    2,157   IMS Health, Inc.                           45,426
                                                -------------
                                                       65,650
                                                -------------
            Hotels, Restaurants &
               Leisure -- 0.6%
      211   Chipotle Mexican Grill, Inc.,
               Class A (b)                             18,602
      650   WMS Industries, Inc. (b)                   26,000
                                                -------------
                                                       44,602
                                                -------------
            Household Durables -- 2.2%
    1,305   American Greetings Corp., Class A          28,436
    1,200   Jarden Corp.                               37,092
    2,274   La-Z-Boy, Inc. (b)                         21,671
    1,260   Tempur-Pedic International, Inc. (b)       29,774
      822   Tupperware Brands Corp.                    38,280
                                                -------------
                                                      155,253
                                                -------------
            Independent Power Producers &
               Energy Traders -- 1.0%
    5,056   AES (The) Corp. (b)                        67,295
                                                -------------
            Industrial Conglomerates -- 0.4%
      859   Carlisle Cos., Inc.                        29,429
                                                -------------
            Insurance -- 6.6%
    1,126   American Financial Group, Inc.             28,094
    1,592   Assured Guaranty Ltd.                      34,642
    1,625   Chubb (The) Corp.                          79,917
    3,179   CNA Financial Corp. (b)                    76,296
    1,570   Protective Life Corp.                      25,983
    1,497   Prudential Financial, Inc.                 74,491
      644   Reinsurance Group of America, Inc.         30,687
    1,475   Travelers (The) Cos., Inc.                 73,543
    1,854   XL Capital Ltd., Class A                   33,984
                                                -------------
                                                      457,637
                                                -------------
            Internet & Catalog Retail -- 2.0%
      627   Netflix, Inc. (b)                          34,573
      469   priceline.com, Inc. (b)                   102,476
                                                -------------
                                                      137,049
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Internet Software & Services -- 0.8%
      347   Equinix, Inc. (b)                   $      36,834
      791   j2 Global Communications, Inc. (b)         16,097
                                                -------------
                                                       52,931
                                                -------------
            IT Services -- 6.5%
    1,930   Accenture PLC, Class A                     80,095
    2,025   Cognizant Technology Solutions
               Corp., Class A (b)                      91,733
    1,404   Computer Sciences Corp. (b)                80,772
      610   DST Systems, Inc. (b)                      26,566
    1,664   Infosys Technologies Ltd., ADR             91,969
    1,099   TeleTech Holdings, Inc. (b)                22,013
      881   Unisys Corp. (b)                           33,971
      648   Wright Express Corp. (b)                   20,645
                                                -------------
                                                      447,764
                                                -------------
            Leisure Equipment &
               Products -- 0.6%
    4,536   Eastman Kodak Co. (b)                      19,142
      481   Polaris Industries, Inc.                   20,986
                                                -------------
                                                       40,128
                                                -------------
            Life Sciences Tools & Services --
               1.1%
    1,547   Thermo Fisher Scientific, Inc. (b)         73,776
                                                -------------
            Machinery -- 3.9%
      910   AGCO Corp. (b)                             29,429
      678   Bucyrus International, Inc.                38,219
    1,511   CNH Global N.V. (b)                        37,745
    1,489   Cummins, Inc.                              68,285
      322   Flowserve Corp.                            30,439
      425   Lindsay Corp.                              16,936
      377   Middleby (The) Corp. (b)                   18,481
      331   Valmont Industries, Inc.                   25,967
                                                -------------
                                                      265,501
                                                -------------
            Media -- 0.5%
    1,325   Cablevision Systems Corp., Class A         34,211
                                                -------------
            Metals & Mining -- 2.4%
    5,254   Alcoa, Inc.                                84,695
    1,511   United States Steel Corp.                  83,286
                                                -------------
                                                      167,981
                                                -------------
            Multiline Retail -- 0.6%
    1,219   Dillard's, Inc., Class A                   22,491
    3,183   Saks, Inc. (b)                             20,880
                                                -------------
                                                       43,371
                                                -------------
            Multi-Utilities -- 4.1%
    2,111   CMS Energy Corp.                           33,058
    1,715   Consolidated Edison, Inc.                  77,913
    1,364   Sempra Energy                              76,357
    4,496   Xcel Energy, Inc.                          95,405
                                                -------------
                                                      282,733
                                                -------------
            Oil, Gas & Consumable Fuels --
               2.3%
    1,204   Frontline Ltd.                             32,893
    1,921   Imperial Oil Ltd.                          74,266
      440   Overseas Shipholding Group, Inc.           19,338


Page 60                See Notes to Financial Statements

First Trust Value Line(R) Equity Allocation Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Oil, Gas & Consumable Fuels
               (Continued)
    1,444   Southern Union Co.                  $      32,779
                                                -------------
                                                      159,276
                                                -------------
            Paper & Forest Products -- 0.3%
    3,189   Louisiana-Pacific Corp. (b)                22,259
                                                -------------
            Personal Products -- 1.3%
    2,019   Bare Escentuals, Inc. (b)                  24,692
      837   Herbalife Ltd.                             33,957
    1,033   Nu Skin Enterprises, Inc., Class A         27,757
                                                -------------
                                                       86,406
                                                -------------
            Pharmaceuticals -- 3.4%
    1,811   GlaxoSmithKline PLC, ADR                   76,515
    2,250   Merck & Co., Inc.                          82,215
    1,143   Novo Nordisk A/S, ADR                      72,980
                                                -------------
                                                      231,710
                                                -------------
            Professional Services -- 0.3%
    1,008   Corporate Executive Board
               (The) Co.                               23,003
                                                -------------
            Real Estate Investment
               Trusts -- 1.4%
    4,177   Annaly Capital Management, Inc.            72,471
    1,647   Apartment Investment &
               Management Co., Class A                 26,220
                                                -------------
                                                       98,691
                                                -------------
            Road & Rail -- 1.4%
    1,752   Avis Budget Group, Inc. (b)                22,986
    1,146   Union Pacific Corp.                        73,230
                                                -------------
                                                       96,216
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 0.6%
    3,169   PMC-Sierra, Inc. (b)                       27,444
      705   Tessera Technologies, Inc. (b)             16,405
                                                -------------
                                                       43,849
                                                -------------
            Software -- 1.7%
    1,265   Jack Henry & Associates, Inc.              29,247
    2,942   Microsoft Corp.                            89,701
                                                -------------
                                                      118,948
                                                -------------
            Specialty Retail -- 5.7%
    1,192   Cabela's, Inc. (b)                         16,998
    3,712   Gap (The), Inc.                            77,766
      640   Group 1 Automotive, Inc. (b)               18,144
      985   Guess?, Inc.                               41,666
      454   Gymboree (The) Corp. (b)                   19,744
      925   J. Crew Group, Inc. (b)                    41,385
      768   Jo-Ann Stores, Inc. (b)                    27,832
      903   Rent-A-Center, Inc. (b)                    16,001
    1,618   Sally Beauty Holdings, Inc. (b)            12,378
    1,777   Talbots (The), Inc. (b)                    15,833
    1,987   TJX (The) Cos., Inc.                       72,625
      996   Urban Outfitters, Inc. (b)                 34,850
                                                -------------
                                                      395,222
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Textiles, Apparel & Luxury
               Goods -- 1.7%
    1,362   Hanesbrands, Inc. (b)               $      32,838
      426   Polo Ralph Lauren Corp.                    34,498
      728   Warnaco Group (The), Inc. (b)              30,714
      800   Wolverine World Wide, Inc.                 21,776
                                                -------------
                                                      119,826
                                                -------------
            Thrifts & Mortgage Finance -- 0.5%
    5,542   MGIC Investment Corp. (b)                  32,033
                                                -------------
            Trading Companies &
               Distributors -- 0.3%
    1,929   Aircastle Ltd.                             19,001
                                                -------------
            Wireless Telecommunication
               Services -- 1.1%
    1,548   America Movil S.A.B. de C.V., ADR          72,725
                                                -------------

            Total Common Stocks -- 99.9%
            (Cost $5,737,522)                       6,881,370

            Money Market Fund -- 0.9%
   62,958   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (d)
            (Cost $62,958)                             62,958
                                                -------------
            Total Investments -- 100.8%
            (Cost $5,800,480) (e)                   6,944,328
            Net Other Assets and
               Liabilities -- (0.8)%                  (59,055)
                                                -------------
            Net Assets -- 100.0%                $   6,885,273
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").
(d)  Represents annualized 7-day yield at December 31, 2009.
(e) Aggregate cost for federal income tax purposes is $5,810,934. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,198,093 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $64,699.
ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $ 6,881,370    $     --     $       --
Money Market Fund            62,958          --             --
                        ----------------------------------------
Total Investments       $ 6,944,328    $     --     $       --
                        ========================================

* See the Portfolio of Investments for industry breakout.~


                       See Notes to Financial Statements                Page 61

First Trust Value Line(R) Dividend Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.9%
            Aerospace & Defense -- 4.3%
   17,395   Boeing (The) Co.                    $     941,591
   13,771   General Dynamics Corp.                    938,769
   23,871   Honeywell International, Inc.             935,743
   12,385   Lockheed Martin Corp.                     933,210
   16,804   Northrop Grumman Corp.                    938,504
   17,836   Raytheon Co.                              918,911
   13,618   United Technologies Corp.                 945,225
                                                -------------
                                                    6,551,953
                                                -------------
            Air Freight & Logistics -- 0.6%
   16,113   United Parcel Service, Inc., Class B      924,403
                                                -------------
            Automobiles -- 0.6%
   28,238   Honda Motor Co., Ltd., ADR                957,268
                                                -------------
            Beverages -- 1.9%
   18,043   Brown-Forman Corp., Class B               966,564
   16,519   Coca-Cola (The) Co.                       941,583
   15,618   PepsiCo, Inc.                             949,574
                                                -------------
                                                    2,857,721
                                                -------------
            Capital Markets -- 0.6%
   34,919   Federated Investors, Inc., Class B        960,272
                                                -------------
            Chemicals -- 3.1%
   11,769   Air Products and Chemicals, Inc.          953,995
   29,380   E.I. du Pont de Nemours & Co.             989,225
   23,157   International Flavors &
               Fragrances, Inc.                       952,679
   16,221   PPG Industries, Inc.                      949,577
   11,809   Praxair, Inc.                             948,381
                                                -------------
                                                    4,793,857
                                                -------------
            Commercial Banks -- 5.0%
   20,029   Bank of Hawaii Corp.                      942,565
   18,492   Bank of Montreal                          981,555
   20,819   Bank of Nova Scotia                       973,080
   20,089   BOK Financial Corp.                       954,629
   23,895   Commerce Bancshares, Inc.                 925,214
   18,850   Cullen/Frost Bankers, Inc.                942,500
   18,002   Royal Bank of Canada                      964,007
   15,480   Toronto-Dominion (The) Bank               970,906
                                                -------------
                                                    7,654,456
                                                -------------
            Commercial Services &
               Supplies -- 1.8%
   25,543   Avery Dennison Corp.                      932,064
   31,889   Cintas Corp.                              830,708
   28,632   Waste Management, Inc.                    968,048
                                                -------------
                                                    2,730,820
                                                -------------
            Communications Equipment --
               0.7%
   76,236   Nokia Corp., ADR                          979,633
                                                -------------

            Computers & Peripherals -- 1.3%
   34,689   Diebold, Inc.                             986,902


   Shares   Description                                 Value
---------   -------------------------------------------------

            Computers & Peripherals
               (Continued)
    7,342   International Business Machines
               Corp.                            $     961,068
                                                -------------
                                                    1,947,970
                                                -------------
            Containers & Packaging -- 1.2%
   31,329   Bemis Co., Inc.                           928,905
   31,381   Sonoco Products Co.                       917,894
                                                -------------
                                                    1,846,799
                                                -------------
            Distributors -- 0.6%
   24,746   Genuine Parts Co.                         939,358
                                                -------------
            Diversified Telecommunication
               Services -- 2.5%
   34,298   AT&T, Inc.                                961,373
   26,585   CenturyTel, Inc.                          962,643
   11,308   Telefonica S.A., ADR                      944,444
   28,606   Verizon Communications, Inc.              947,717
                                                -------------
                                                    3,816,177
                                                -------------
            Electric Utilities -- 6.1%
   28,537   ALLETE, Inc.                              932,589
   54,379   Duke Energy Corp.                         935,863
   11,244   Entergy Corp.                             920,209
   19,109   Exelon Corp.                              933,857
   20,021   FirstEnergy Corp.                         929,976
   17,331   FPL Group, Inc.                           915,423
   44,724   Portland General Electric Co.             912,817
   22,805   Progress Energy, Inc.                     935,233
   27,995   Southern Co.                              932,793
   42,935   Westar Energy, Inc.                       932,548
                                                -------------
                                                    9,281,308
                                                -------------
            Electrical Equipment -- 1.9%
   22,178   Cooper Industries PLC, Class A            945,670
   22,277   Emerson Electric Co.                      949,000
   20,213   Hubbell, Inc., Class B                    956,075
                                                -------------
                                                    2,850,745
                                                -------------
            Energy Equipment & Services --
               0.6%
   14,812   Schlumberger Ltd.                         964,113
                                                -------------
            Food & Staples Retailing -- 1.2%
   33,965   Sysco Corp.                               948,982
   17,688   Wal-Mart Stores, Inc.                     945,424
                                                -------------
                                                    1,894,406
                                                -------------
            Food Products -- 8.1%
   28,221   Campbell Soup Co.                         953,870
   43,269   ConAgra Foods, Inc.                       997,350
   13,571   General Mills, Inc.                       960,963
   22,351   H. J. Heinz Co.                           955,729
   26,570   Hershey (The) Co.                         950,940
   25,002   Hormel Foods Corp.                        961,327
   15,579   J. M. Smucker (The) Co.                   962,003
   18,105   Kellogg Co.                               963,186


Page 62                See Notes to Financial Statements

First Trust Value Line(R) Dividend Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

           Common Stocks (Continued)
            Food Products (Continued)
   34,997   Kraft Foods, Inc., Class A          $     951,218
   19,484   Lancaster Colony Corp.                    968,355
   26,223   McCormick & Co., Inc.                     947,437
   77,999   Sara Lee Corp.                            950,028
   30,188   Unilever PLC, ADR                         962,997
                                                -------------
                                                   12,485,403
                                                -------------
            Gas Utilities -- 5.5%
   25,508   AGL Resources, Inc.                       930,277
   31,998   Atmos Energy Corp.                        940,741
   18,891   National Fuel Gas Co.                     944,550
   25,330   New Jersey Resources Corp.                947,342
   20,874   Northwest Natural Gas Co.                 940,165
   35,970   Piedmont Natural Gas Co., Inc.            962,198
   24,617   South Jersey Industries, Inc.             939,877
   38,428   UGI Corp.                                 929,573
   27,946   WGL Holdings, Inc.                        937,309
                                                -------------
                                                    8,472,032
                                                -------------
            Health Care Equipment &
               Supplies -- 1.2%
   21,684   Medtronic, Inc.                           953,662
   17,408   Teleflex, Inc.                            938,117
                                                -------------
                                                    1,891,779
                                                -------------
            Health Care Providers &
               Services -- 0.6%
   22,739   Owens & Minor, Inc.                       976,185
                                                -------------
            Hotels, Restaurants &
               Leisure -- 1.2%
   15,074   McDonald's Corp.                          941,221
   26,988   Yum! Brands, Inc.                         943,770
                                                -------------
                                                    1,884,991
                                                -------------
            Household Durables -- 1.3%
   46,947   Leggett & Platt, Inc.                     957,719
   66,472   Panasonic Corp., ADR                      953,873
                                                -------------
                                                    1,911,592
                                                -------------
            Household Products -- 2.4%
   15,294   Clorox (The) Co.                          932,934
   11,349   Colgate-Palmolive Co.                     932,320
   14,647   Kimberly-Clark Corp.                      933,160
   15,409   Procter & Gamble (The) Co.                934,248
                                                -------------
                                                    3,732,662
                                                -------------
            Industrial Conglomerates -- 1.3%
   11,600   3M Co.                                    958,972
   27,643   Carlisle Cos., Inc.                       947,049
                                                -------------
                                                    1,906,021
                                                -------------
            Insurance -- 5.6%
   19,364   ACE Ltd.                                  975,946
   42,741   Arthur J. Gallagher & Co.                 962,100
   19,464   Chubb (The) Corp.                         957,240
   36,840   Cincinnati Financial Corp.                966,682


   Shares   Description                                 Value
---------   -------------------------------------------------

            Insurance (Continued)
   23,859   Erie Indemnity Co., Class A         $     930,978
   10,964   Everest Re Group Ltd.                     939,395
   24,370   Mercury General Corp.                     956,766
   12,820   PartnerRe Ltd.                            957,141
   19,408   Travelers (The) Cos., Inc.                967,683
                                                -------------
                                                    8,613,931
                                                -------------
            IT Services -- 1.9%
   23,248   Accenture PLC, Class A                    964,792
   22,085   Automatic Data Processing, Inc.           945,679
   30,509   Paychex, Inc.                             934,796
                                                -------------
                                                    2,845,267
                                                -------------
            Leisure Equipment & Products --
               0.6%
   29,518   Hasbro, Inc.                              946,347
                                                -------------
            Machinery -- 3.7%
   16,995   Deere & Co.                               919,260
   23,066   Dover Corp.                               959,776
   14,761   Eaton Corp.                               939,095
   19,848   Illinois Tool Works, Inc.                 952,505
   23,375   Snap-on, Inc.                             987,827
   18,470   Stanley Works (The)                       951,390
                                                -------------
                                                    5,709,853
                                                -------------
            Media -- 3.1%
   27,790   McGraw-Hill (The) Cos., Inc.              931,243
   24,269   Omnicom Group, Inc.                       950,131
   29,816   Thomson Reuters Corp.                     961,566
   31,102   Time Warner, Inc.                         906,312
    2,144   Washington Post (The) Co., Class B        942,503
                                                -------------
                                                    4,691,755
                                                -------------
            Multiline Retail -- 0.6%
   19,148   Target Corp.                              926,189
                                                -------------
            Multi-Utilities -- 7.4%
   30,678   Alliant Energy Corp.                      928,316
   20,660   Consolidated Edison, Inc.                 938,584
   24,072   Dominion Resources, Inc.                  936,882
   40,126   MDU Resources Group, Inc.                 946,974
   26,202   NSTAR                                     964,234
   25,943   OGE Energy Corp.                          957,037
   20,953   PG&E Corp.                                935,551
   25,008   SCANA Corp.                               942,301
   17,075   Sempra Energy                             955,859
   37,798   Vectren Corp.                             932,855
   19,332   Wisconsin Energy Corp.                    963,314
   43,388   Xcel Energy, Inc.                         920,693
                                                -------------
                                                   11,322,600
                                                -------------
            Office Electronics -- 0.6%
   22,977   CANON, Inc., ADR                          972,387
                                                -------------
            Oil, Gas & Consumable Fuels --
               5.6%
   16,502   BP PLC, ADR                               956,621
   12,188   Chevron Corp.                             938,354


                       See Notes to Financial Statements                Page 63

First Trust Value Line(R) Dividend Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Oil, Gas & Consumable Fuels
               (Continued)
   18,667   ConocoPhillips                      $     953,324
   21,155   Enbridge, Inc.                            977,784
   17,531   Murphy Oil Corp.                          950,180
   11,709   Occidental Petroleum Corp.                952,527
   15,945   Royal Dutch Shell PLC, ADR                958,454
   15,091   Total S.A., ADR                           966,428
   28,213   TransCanada Corp.                         969,681
                                                -------------
                                                    8,623,353
                                                -------------
            Pharmaceuticals -- 5.5%
   17,518   Abbott Laboratories                       945,797
   36,512   Bristol-Myers Squibb Co.                  921,928
   26,064   Eli Lilly & Co.                           930,745
   22,581   GlaxoSmithKline PLC, ADR                  954,047
   14,683   Johnson & Johnson                         945,732
   25,062   Merck & Co., Inc.                         915,765
   17,557   Novartis AG, ADR                          955,628
   50,756   Pfizer, Inc.                              923,252
   24,176   Sanofi-Aventis, ADR                       949,392
                                                -------------
                                                    8,442,286
                                                -------------
            Real Estate Investment Trusts --
               1.2%
   11,734   Public Storage                            955,734
   34,286   Washington Real Estate Investment
               Trust                                  944,580
                                                -------------
                                                    1,900,314
                                                -------------
            Road & Rail -- 1.2%
   17,639   Canadian National Railway Co.             958,856
   14,588   Union Pacific Corp.                       932,173
                                                -------------
                                                    1,891,029
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 0.6%
   47,017   Intel Corp.                               959,147
                                                -------------
            Software -- 1.2%
   30,949   Microsoft Corp.                           943,635
   20,187   SAP AG, ADR                               944,953
                                                -------------
                                                    1,888,588
                                                -------------
            Specialty Retail -- 3.1%
   44,937   Gap (The), Inc.                           941,430
   32,616   Home Depot (The), Inc.                    943,581
   15,235   Sherwin-Williams (The) Co.                939,238
   38,775   Staples, Inc.                             953,477
   25,412   TJX (The) Cos., Inc.                      928,809
                                                -------------
                                                    4,706,535
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 1.2%
   12,973   VF Corp.                                  950,143
   34,778   Wolverine World Wide, Inc.                946,657
                                                -------------
                                                    1,896,800
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Thrifts & Mortgage Finance -- 0.6%
   30,255   Capitol Federal Financial           $     951,822
                                                -------------
            Wireless Telecommunication
              Services -- 0.6%
   41,338   Vodafone Group PLC, ADR                   954,494
                                                -------------

            Total Investments -- 99.9%
            (Cost $132,838,954) (b)               153,454,621
            Net Other Assets and
               Liabilities -- 0.1%                    163,158
                                                -------------
            Net Assets -- 100.0%                 $153,617,779
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for federal income tax purposes is $143,622,559. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,112,111 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,280,049.

ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $153,454,621   $     --      $      --
                        ========================================


* See the Portfolio of Investments for industry breakout.~


Page 64                See Notes to Financial Statements

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (b) -- 100.0%
            Air Freight & Logistics -- 3.2%
    2,882   C.H. Robinson Worldwide, Inc.       $     169,260
    4,833   Expeditors International of
               Washington, Inc.                       167,850
                                                -------------
                                                      337,110
                                                -------------
            Biotechnology -- 11.4%
    3,006   Amgen, Inc. (c)                           170,049
    3,350   Biogen Idec, Inc. (c)                     179,225
    3,000   Celgene Corp. (c)                         167,040
    2,841   Cephalon, Inc. (c)                        177,307
    3,437   Genzyme Corp. (c)                         168,447
    3,916   Gilead Sciences, Inc. (c)                 169,485
    3,961   Vertex Pharmaceuticals, Inc. (c)          169,729
                                                -------------
                                                    1,201,282
                                                -------------
            Chemicals -- 1.6%
    3,267   Sigma-Aldrich Corp.                       165,081
                                                -------------
            Commercial Services &
               Supplies -- 3.0%
    5,679   Cintas Corp.                              147,938
    3,040   Stericycle, Inc. (c)                      167,717
                                                -------------
                                                      315,655
                                                -------------
            Construction & Engineering -- 1.6%
    5,722   Foster Wheeler AG (c)                     168,456
                                                -------------
            Diversified Consumer Services --
               1.7%
    2,872   Apollo Group, Inc., Class A (c)           173,986
                                                -------------
            Electrical Equipment -- 1.6%
    1,235   First Solar, Inc. (c)                     167,219
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 3.3%
   23,789   Flextronics International Ltd. (c)        173,898
    5,524   FLIR Systems, Inc. (c)                    180,745
                                                -------------
                                                      354,643
                                                -------------
            Food & Staples Retailing -- 1.6%
    2,871   Costco Wholesale Corp.                    169,877
                                                -------------
            Health Care Equipment &
               Supplies -- 5.0%
    4,871   DENTSPLY International, Inc.              171,313
   12,278   Hologic, Inc. (c)                         178,031
      580   Intuitive Surgical, Inc. (c)              175,926
                                                -------------
                                                      525,270
                                                -------------
            Health Care Providers &
               Services -- 4.9%
    1,988   Express Scripts, Inc. (c)                 171,862
    3,250   Henry Schein, Inc. (c)                    170,950
    6,216   Patterson Cos., Inc. (c)                  173,924
                                                -------------
                                                      516,736
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Hotels, Restaurants & Leisure --
               3.1%
    7,082   Starbucks Corp. (c)                 $     163,311
    2,794   Wynn Resorts Ltd.                         162,694
                                                -------------
                                                      326,005
                                                -------------
            Household Durables -- 1.6%
    5,381   Garmin Ltd.                               165,197
                                                -------------
            Internet & Catalog Retail -- 6.5%
    1,307   Amazon.com, Inc. (c)                      175,818
    6,647   Expedia, Inc. (c)                         170,894
   16,080   Liberty Media Corp. - Interactive,
               Class A (c)                            174,307
      775   priceline.com, Inc. (c)                   169,338
                                                -------------
                                                      690,357
                                                -------------
            Internet Software & Services --
               1.6%
    7,398   eBay, Inc. (c)                            174,149
                                                -------------
            IT Services -- 4.8%
    3,960   Automatic Data Processing, Inc.           169,567
    3,523   Fiserv, Inc. (c)                          170,795
    5,424   Paychex, Inc.                             166,192
                                                -------------
                                                      506,554
                                                -------------
            Leisure Equipment & Products --
               1.6%
    8,419   Mattel, Inc.                              168,212
                                                -------------
            Life Sciences Tools & Services --
               4.9%
    6,015   Illumina, Inc. (c)                        184,360
    3,268   Life Technologies Corp. (c)               170,687
    7,500   QIAGEN N.V. (c)                           167,400
                                                -------------
                                                      522,447
                                                -------------
            Machinery -- 3.2%
    3,236   Joy Global, Inc.                          166,945
    4,653   PACCAR, Inc.                              168,764
                                                -------------
                                                      335,709
                                                -------------
            Media -- 7.9%
    9,734   Comcast Corp., Class A                    164,115
    5,079   DIRECTV, Class A (c)                      169,384
    8,001   DISH Network Corp., Class A               166,181
   12,572   News Corp., Class A                       172,111
   10,007   Virgin Media, Inc.                        168,418
                                                -------------
                                                      840,209
                                                -------------
            Multiline Retail -- 1.7%
    2,199   Sears Holdings Corp. (c)                  183,506
                                                -------------
            Pharmaceuticals -- 4.9%
    9,190   Mylan, Inc. (c)                           169,372
    3,170   Teva Pharmaceutical Industries
               Ltd., ADR                              178,091
    6,141   Warner Chilcott PLC, Class A (c)          174,834
                                                -------------
                                                      522,297
                                                -------------


                       See Notes to Financial Statements                Page 65

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (b) (Continued)
            Road & Rail -- 1.5%
    5,064   J.B. Hunt Transport Services, Inc.  $     163,415
                                                -------------
            Software -- 3.3%
   15,164   Activision Blizzard, Inc. (c)             168,472
   10,031   Electronic Arts, Inc. (c)                 178,050
                                                -------------
                                                      346,522
                                                -------------
            Specialty Retail -- 8.1%
    4,473   Bed Bath & Beyond, Inc. (c)               172,792
    4,466   O'Reilly Automotive, Inc. (c)             170,244
    3,909   Ross Stores, Inc.                         166,953
    6,826   Staples, Inc.                             167,851
    5,050   Urban Outfitters, Inc. (c)                176,700
                                                -------------
                                                      854,540
                                                -------------
            Trading Companies &
               Distributors -- 1.6%
    4,198   Fastenal Co.                              174,805
                                                -------------
            Wireless Telecommunication
               Services -- 4.8%
    2,293   Millicom International Cellular S.A.      169,155
    4,947   NII Holdings, Inc. (c)                    166,120
    7,497   Vodafone Group PLC, ADR                   173,106
                                                -------------
                                                      508,381
                                                -------------

            Total Common Stocks -- 100.0%
            (Cost $9,737,469)                      10,577,620

            Money Market Fund -- 0.5%
   58,294   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (d)
            (Cost $58,294)                             58,294
                                                -------------

            Total Investments -- 100.5%
            (Cost $9,795,763) (e)                  10,635,914
            Net Other Assets and
               Liabilities -- (0.5)%                  (57,190)
                                                -------------
            Net Assets -- 100.0%                $  10,578,724
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.
(c)  Non-income producing security.
(d)  Represents annualized 7-day yield at December 31, 2009.
(e) Aggregate cost for federal income tax purposes is $10,153,766. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $957,198 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $475,050.

ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $10,577,620    $     --      $      --
Money Market Fund            58,294          --             --
                        ----------------------------------------
Total Investments       $10,635,914    $     --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.~


Page 66                See Notes to Financial Statements

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 100.0%
            Aerospace & Defense -- 2.1%
   70,937   Hexcel Corp. (b)                    $     920,762
                                                -------------
            Auto Components -- 0.4%
   60,274   Ballard Power Systems, Inc. (b)           114,520
   58,149   Raser Technologies, Inc. (b)               72,105
                                                -------------
                                                      186,625
                                                -------------
            Biotechnology -- 0.5%
   19,117   Metabolix, Inc. (b)                       211,625
                                                -------------
            Chemicals -- 0.6%
   25,266   Zoltek Cos., Inc. (b)                     240,027
                                                -------------
            Commercial Services &
               Supplies -- 1.2%
   17,600   EnerNOC, Inc. (b)                         534,864
                                                -------------
            Electrical Equipment -- 35.9%
   49,104   Advanced Battery Technologies,
               Inc. (b)                               196,416
   32,474   American Superconductor Corp. (b)       1,328,187
   34,197   Baldor Electric Co.                       960,594
   70,923   Broadwind Energy, Inc. (b)                573,767
   31,351   Canadian Solar, Inc. (b)                  903,536
  144,052   Capstone Turbine Corp. (b)                185,827
   46,666   China BAK Battery, Inc. (b)               129,731
   88,900   Ener1, Inc. (b)                           563,626
   33,574   Energy Conversion Devices, Inc. (b)       354,877
  152,538   Evergreen Solar, Inc. (b)                 230,332
   25,971   First Solar, Inc. (b)                   3,516,473
   61,941   FuelCell Energy, Inc. (b)                 232,898
  105,326   GT Solar International, Inc. (b)          585,612
   94,358   JA Solar Holdings Co., Ltd., ADR (b)      537,841
   28,887   Solarfun Power Holdings Co.,
               Ltd., ADR (b)                          220,408
   40,323   SunPower Corp., Class A (b)               954,849
   94,349   Suntech Power Holdings Co.,
               Ltd., ADR (b)                        1,569,024
   22,559   Trina Solar Ltd., ADR (b)               1,217,509
   12,487   Ultralife Corp. (b)                        53,944
   92,832   Valence Technology, Inc. (b)               84,477
   75,769   Yingli Green Energy Holding Co.,
               Ltd., ADR (b)                        1,197,908
                                                -------------
                                                   15,597,836
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 9.7%
  124,951   AVX Corp.                               1,583,129
   18,142   Comverge, Inc. (b)                        203,916
   30,082   Echelon Corp. (b)                         347,748
   25,443   Itron, Inc. (b)                         1,719,184
   19,207   Maxwell Technologies, Inc. (b)            342,653
                                                -------------
                                                    4,196,630
                                                -------------
            Health Care Equipment &
               Supplies -- 0.8%
   17,021   Greatbatch, Inc. (b)                      327,314
                                                -------------
            Independent Power Producers &
               Energy Traders -- 2.9%
   33,339   Ormat Technologies, Inc.                1,261,548
                                                -------------
            Machinery -- 1.6%
   19,407   ESCO Technologies, Inc.                   695,741
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Semiconductors & Semiconductor
               Equipment -- 44.3%
   31,529   Advanced Analogic Technologies,
               Inc. (b)                         $     124,224
   64,675   Cree, Inc. (b)                          3,645,730
   90,961   Fairchild Semiconductor
               International, Inc., Class A (b)       908,700
   52,313   International Rectifier Corp. (b)       1,157,164
   22,788   IXYS Corp. (b)                            169,087
   56,683   LDK Solar Co., Ltd., ADR (b)              397,348
  114,698   Linear Technology Corp.                 3,502,877
  128,464   MEMC Electronic Materials, Inc. (b)     1,749,680
   60,122   Microsemi Corp. (b)                     1,067,165
  168,811   National Semiconductor Corp.            2,592,937
   27,163   O2Micro International Ltd., ADR (b)       142,062
  303,362   ON Semiconductor Corp. (b)              2,672,619
   19,833   Power Integrations, Inc.                  721,128
   24,638   Renesola Ltd., ADR (b)                    117,277
   14,718   Rubicon Technology, Inc. (b)              298,923
                                                -------------
                                                   19,266,921
                                                -------------

            Total Investments -- 100.0%
            (Cost $40,469,241) (c)                 43,439,893
            Net Other Assets and
               Liabilities -- 0.0%                      9,133
                                                -------------
            Net Assets -- 100.0%                  $43,449,026
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $47,400,471. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,979,146 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,939,724.

ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1        Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $43,439,893    $     --      $      --
                        ========================================



* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 67

First Trust S&P REIT Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (b) -- 99.9%
            Diversified REITs -- 8.7%
    4,775   CapLease, Inc.                      $      20,915
    6,143   Colonial Properties Trust                  72,057
    9,244   Cousins Properties, Inc.                   70,532
      793   Gladstone Commercial Corp.                 10,634
    6,804   Investors Real Estate Trust                61,236
   10,432   Liberty Property Trust                    333,928
    1,672   PS Business Parks, Inc.                    83,684
   14,525   Vornado Realty Trust                    1,015,879
    5,533   Washington Real Estate Investment
               Trust                                  152,434
    1,210   Winthrop Realty Trust, Inc.                13,141
                                                -------------
                                                    1,834,440
                                                -------------
            Industrial REITs -- 6.1%
   13,553   AMB Property Corp.                        346,279
   19,205   DCT Industrial Trust, Inc.                 96,409
    3,887   DuPont Fabros Technology, Inc.             69,927
    2,420   EastGroup Properties, Inc.                 92,638
    5,079   First Industrial Realty Trust, Inc.        26,563
    2,783   First Potomac Realty Trust                 34,982
    2,549   Monmouth Real Estate Investment
               Corp., Class A                          18,965
   43,837   ProLogis                                  600,129
                                                -------------
                                                    1,285,892
                                                -------------
            Office REITs -- 17.4%
    4,092   Alexandria Real Estate Equities, Inc.     263,075
    9,097   BioMed Realty Trust, Inc.                 143,551
   12,851   Boston Properties, Inc.                   861,917
   11,911   Brandywine Realty Trust                   135,785
    5,396   Corporate Office Properties Trust         197,655
    7,088   Digital Realty Trust, Inc.                356,385
   11,261   Douglas Emmett, Inc.                      160,469
   20,751   Duke Realty Corp.                         252,540
    6,275   Franklin Street Properties Corp.           91,678
    6,585   Highwoods Properties, Inc.                219,610
   20,738   HRPT Properties Trust                     134,175
    3,997   Kilroy Realty Corp.                       122,588
    9,480   Lexington Realty Trust                     57,638
    7,286   Mack-Cali Realty Corp.                    251,877
    1,774   Mission West Properties, Inc.              12,755
    2,003   Parkway Properties, Inc.                   41,702
    7,154   SL Green Realty Corp.                     359,417
                                                -------------
                                                    3,662,817
                                                -------------
            Residential REITs -- 15.4%
    4,837   American Campus Communities, Inc.         135,920
   10,839   Apartment Investment &
               Management Co., Class A                172,557
    1,377   Associated Estates Realty Corp.            15,519
    7,544   AvalonBay Communities, Inc.               619,438
    5,034   BRE Properties, Inc.                      166,525
    5,945   Camden Property Trust                     251,890
    5,252   Education Realty Trust, Inc.               25,420
    2,813   Equity Lifestyle Properties, Inc.         141,972
   25,582   Equity Residential                        864,160


   Shares   Description                                 Value

---------   -------------------------------------------------
            Residential REITs (Continued)
    2,697   Essex Property Trust, Inc.          $     225,604
    3,108   Home Properties, Inc.                     148,283
    2,673   Mid-America Apartment
               Communities, Inc.                      129,052
    4,489   Post Properties, Inc.                      87,984
    1,549   Sun Communities, Inc.                      30,593
   14,157   UDR, Inc.                                 232,741
                                                -------------
                                                    3,247,658
                                                -------------
            Retail REITs -- 24.5%
    3,685   Acadia Realty Trust                        62,166
      759   Agree Realty Corp.                         17,677
      189   Alexander's, Inc. (c)                      57,535
   12,772   CBL & Associates Properties, Inc.         123,505
    4,191   Cedar Shopping Centers, Inc.               28,499
   16,025   Developers Diversified Realty Corp.       148,392
    3,045   Equity One, Inc.                           49,238
    5,669   Federal Realty Investment Trust           383,905
    1,629   Getty Realty Corp.                         38,330
    6,366   Glimcher Realty Trust                      17,188
    6,570   Inland Real Estate Corp.                   53,546
   37,216   Kimco Realty Corp.                        503,532
    5,835   Kite Realty Group Trust                    23,748
    8,936   Macerich (The) Co.                        321,249
    7,633   National Retail Properties, Inc.          161,972
    3,677   Pennsylvania Real Estate Investment
               Trust                                   31,107
    2,852   Ramco-Gershenson Properties Trust          27,208
    9,661   Realty Income Corp.                       250,317
    7,440   Regency Centers Corp.                     260,846
    1,151   Saul Centers, Inc.                         37,707
   26,413   Simon Property Group, Inc.              2,107,757
    3,731   Tanger Factory Outlet Centers, Inc.       145,472
    2,819   Taubman Centers, Inc.                     101,230
    1,985   Urstadt Biddle Properties, Inc.,
               Class A                                 30,311
    9,655   Weingarten Realty Investors               191,072
                                                -------------
                                                    5,173,509
                                                -------------
            Specialized REITs -- 27.8%
    5,336   Ashford Hospitality Trust (c)              24,759
    3,193   Cogdell Spencer, Inc.                      18,072
   10,956   DiamondRock Hospitality Co.                92,797
    3,892   Entertainment Properties Trust            137,271
    8,007   Extra Space Storage, Inc.                  92,481
    5,993   FelCor Lodging Trust, Inc. (c)             21,575
   27,156   HCP, Inc.                                 829,344
   11,396   Health Care REIT, Inc.                    505,071
    5,499   Healthcare Realty Trust, Inc.             118,009
    4,657   Hersha Hospitality Trust                   14,623
   11,430   Hospitality Properties Trust              271,005
   58,468   Host Hotels & Resorts, Inc.               682,322
    5,884   LaSalle Hotel Properties                  124,917
    2,151   LTC Properties, Inc.                       57,539
    7,427   Medical Properties Trust, Inc.             74,270
    2,556   National Health Investors, Inc.            94,546
   10,396   Nationwide Health Properties, Inc.        365,731


Page 68                See Notes to Financial Statements

First Trust S&P REIT Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (b) (Continued)
            Specialized REITs (Continued)
    7,884   Omega Healthcare Investors, Inc.    $     153,344
   12,565   Public Storage                          1,023,419
   11,800   Senior Housing Properties Trust           258,066
    2,547   Sovran Self Storage, Inc.                  91,004
    6,965   Strategic Hotels & Resorts, Inc. (c)       12,955
    9,097   Sunstone Hotel Investors, Inc. (c)         80,781
    1,103   Universal Health Realty Income Trust       35,329
    7,226   U-Store-It Trust                           52,894
   14,508   Ventas, Inc.                              634,580
                                                -------------
                                                    5,866,704
                                                -------------

            Total Common Stocks -- 99.9%
            (Cost $19,247,013)                     21,071,020

            Money Market Fund -- 0.9%
  195,134   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (d)
            (Cost $195,134)                           195,134
                                                -------------

            Total Investments -- 100.8%
            (Cost $19,442,147) (e)                 21,266,154
            Net Other Assets and
                Liabilities -- (0.8)%                (179,120)
                                                -------------
            Net Assets -- 100.0%                $  21,087,034
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  The industry classification is based upon GICS
     Sub-Industry.
(c)  Non-income producing security.
(d)  Represents annualized 7-day yield at December 31, 2009.
(e) Aggregate cost for federal income tax purposes is $20,381,241. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,251,088 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $366,175.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
-----------------------------------------------------------------
Common Stocks*          $21,071,020    $     --     $       --
Money Market Fund           195,134          --             --
                        -----------------------------------------
Total Investments       $21,266,154    $     --     $       --
                        =========================================

* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 69

First Trust ISE Water Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.9%
            Aerospace & Defense -- 3.8%
   28,601   ITT Corp.                           $   1,422,614
                                                -------------
            Chemicals -- 9.1%
   28,049   Ashland, Inc.                           1,111,301
   52,187   Calgon Carbon Corp. (b)                   725,399
   61,070   Nalco Holding Co.                       1,557,896
                                                -------------
                                                    3,394,596
                                                -------------
            Commercial Services &
               Supplies -- 4.1%
   55,990   Tetra Tech, Inc. (b)                    1,521,248
                                                -------------
            Construction & Engineering --
               6.8%
   29,163   Aecom Technology Corp. (b)                801,983
   56,000   Insituform Technologies, Inc.,
               Class A (b)                          1,272,320
   17,112   Northwest Pipe Co. (b)                    459,628
                                                -------------
                                                    2,533,931
                                                -------------
            Diversified Financial Services --
               2.0%
   22,208   PICO Holdings, Inc. (b)                   726,868
                                                -------------
            Electrical Equipment -- 5.3%
   25,827   Franklin Electric Co., Inc.               751,049
   23,626   Roper Industries, Inc.                  1,237,294
                                                -------------
                                                    1,988,343
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 4.1%
   24,756   Agilent Technologies, Inc. (b)            769,169
   11,388   Itron, Inc. (b)                           769,487
                                                -------------
                                                    1,538,656
                                                -------------
            Life Sciences Tools & Services --
               3.6%
   18,284   Millipore Corp. (b)                     1,322,848
                                                -------------
            Machinery -- 33.1%
   19,309   Badger Meter, Inc.                        768,884
   20,359   Danaher Corp.                           1,530,997
   68,142   Energy Recovery, Inc. (b)                 468,817
  159,235   Flow International Corp. (b)              490,444
    7,654   Flowserve Corp.                           723,533
   47,141   IDEX Corp.                              1,468,442
   20,623   Lindsay Corp.                             821,826
  213,715   Mueller Water Products, Inc.,
                Class A                             1,111,318
   31,783   Pall Corp.                              1,150,545
   46,617   Pentair, Inc.                           1,505,729
   13,617   Valmont Industries, Inc.                1,068,254
   40,597   Watts Water Technologies, Inc.,
               Class A                              1,255,259
                                                -------------
                                                   12,364,048
                                                -------------
            Metals & Mining -- 2.0%
   26,760   AMCOL International Corp.                 760,519
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Multi-Utilities -- 3.9%
   44,578   Veolia Environment, ADR             $   1,465,725
                                                -------------
            Water Utilities -- 22.1%
   31,564   American States Water Co.               1,117,681
   66,493   American Water Works Co., Inc.          1,490,108
   86,223   Aqua America, Inc.                      1,509,765
   34,151   California Water Service Group          1,257,440
   81,024   Cascal N.V.                               438,340
   37,609   Companhia de Saneamento Basico
               do Estado de Sao Paulo, ADR (b)      1,471,264
   35,772   Consolidated Water Co., Ltd.              511,182
   75,676   Southwest Water Co.                       445,731
                                                -------------
                                                    8,241,511
                                                -------------

            Total Common Stocks -- 99.9%
            (Cost $39,827,678)                     37,280,907

            Money Market Fund -- 0.4%
  150,096   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $150,096)                           150,096
                                                -------------

            Total Investments -- 100.3%
            (Cost $39,977,774) (d)                 37,431,003
            Net Other Assets and
               Liabilities -- (0.3)%                 (117,355)
                                                -------------
            Net Assets -- 100.0%                  $37,313,648
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2009.
(d) Aggregate cost for federal income tax purposes is $40,277,579. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,579,689 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,426,265.

ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $37,280,907    $     --      $      --
Money Market Fund           150,096          --             --
                        ----------------------------------------
Total Investments       $37,431,003    $     --      $      --
                        ========================================

* See the Portfolio of Investments for industry breakout.


Page 70                See Notes to Financial Statements

First Trust ISE-Revere Natural Gas Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 100.0%
            Gas Utilities -- 3.2%
  355,859   Questar Corp.                       $  14,793,059
                                                -------------
            Oil, Gas & Consumable
               Fuels -- 96.8%
2,341,743   Advantage Oil & Gas Ltd.               15,268,164
  240,676   Anadarko Petroleum Corp.               15,022,996
  147,488   Apache Corp.                           15,216,337
1,253,979   Brigham Exploration Co. (b)            16,991,415
  364,027   Cabot Oil & Gas Corp.                  15,867,937
  606,027   Chesapeake Energy Corp.                15,683,979
  179,485   Chevron Corp.                          13,818,550
  293,518   Cimarex Energy Co.                     15,547,648
18,125,70   2Delta Petroleum Corp. (b)             18,850,730
  218,450   Devon Energy Corp.                     16,056,075
  493,871   EnCana Corp.                           15,996,482
  162,194   EOG Resources, Inc.                    15,781,476
  728,434   EXCO Resources, Inc.                   15,464,654
  694,368   Forest Oil Corp. (b)                   15,449,688
  551,216   Linn Energy LLC                        15,367,902
1,071,950   Mariner Energy, Inc. (b)               12,445,340
  338,922   Newfield Exploration Co. (b)           16,346,208
  209,940   Noble Energy, Inc.                     14,951,927
  629,535   Petrohawk Energy Corp. (b)             15,102,545
2,519,276   PetroQuest Energy, Inc. (b)            15,443,162
  342,582   Pioneer Natural Resources Co.          16,502,175
1,058,937   Quicksilver Resources, Inc. (b)        15,894,644
  321,733   Range Resources Corp.                  16,038,390
  235,399   Royal Dutch Shell PLC,  ADR            14,149,834
  336,714   Southwestern Energy Co. (b)            16,229,615
  794,806   Stone Energy Corp. (b)                 14,346,248
  818,580   Talisman Energy, Inc.                  15,258,331
  299,631   Ultra Petroleum Corp. (b)              14,939,602
  336,389   XTO Energy, Inc.                       15,652,180
                                                -------------
                                                  449,684,234
                                                -------------

            Total Common Stocks -- 100.0%
            (Cost $414,937,012)                   464,477,293

            Money Market Fund -- 0.2%
  683,300   Morgan Stanley Institutional
               Treasury Money Market
               Fund - 0.01% (c)
            (Cost $683,300)                           683,300
                                                -------------

            Total Investments -- 100.2%
            (Cost $415,620,312) (d)               465,160,593
            Net Other Assets and
               Liabilities -- (0.2)%                 (821,687)
                                                -------------
            Net Assets -- 100.0%                $ 464,338,906
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2009.
(d) Aggregate cost for federal income tax purposes is $424,893,789. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $52,126,696 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,859,892.

ADR - American Depositary Receipt


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*         $464,477,293    $     --      $      --
Money Market Fund           683,300          --             --
                       -----------------------------------------
Total Investments      $465,160,593    $     --      $      --
                       =========================================

* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 71

First Trust ISE Chindia Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 99.9%
            Biotechnology -- 0.6%
  120,178   Sinovac Biotech Ltd. (b)            $     760,727
                                                -------------
            Chemicals -- 0.7%
   21,025   Sinopec Shanghai Petrochemical
               Co. Ltd., ADR (b)                      822,078
                                                -------------
            Commercial Banks -- 14.0%
   63,661   HDFC Bank Ltd., ADR                     8,281,023
  228,157   ICICI Bank Ltd., ADR                    8,603,800
                                                -------------
                                                   16,884,823
                                                -------------
            Commercial Services &
               Supplies -- 0.7%
   29,622   Rino International Corp. (b)              819,048
                                                -------------
            Diversified Consumer Services --
               0.7%
   10,711   New Oriental Education &
               Technology Group, Inc., ADR (b)        809,859
                                                -------------
            Diversified Telecommunication
               Services -- 4.5%
   19,089   China Telecom Corp., Ltd., ADR            790,666
  181,860   China Unicom (Hong Kong)
               Ltd., ADR                            2,384,185
  156,169   Tata Communications Ltd., ADR           2,256,642
                                                -------------
                                                    5,431,493
                                                -------------
            Electrical Equipment -- 5.6%
   46,904   A-Power Energy Generation
               Systems Ltd. (b)                       857,874
   37,652   Harbin Electric, Inc. (b)                 773,372
  179,610   JA Solar Holdings Co., Ltd., ADR (b)    1,023,777
  140,709   Suntech Power Holdings Co.,
               Ltd., ADR (b)                        2,339,991
   17,183   Trina Solar Ltd., ADR (b)                 927,366
   53,613   Yingli Green Energy Holding
               Co., Ltd., ADR (b)                     847,622
                                                -------------
                                                    6,770,002
                                                -------------
            Health Care Equipment &
               Supplies -- 0.7%
   25,975   Mindray Medical International
               Ltd., ADR                              881,072
                                                -------------
            Hotels, Restaurants & Leisure --
               3.2%
   32,470   Ctrip.com International Ltd.,
                ADR (b)                             2,333,294
   22,470   Home Inns & Hotels Management,
               Inc., ADR (b)                          794,315
  218,884   Melco Crown Entertainment
                Ltd., ADR (b)                         737,639
                                                -------------
                                                    3,865,248
                                                -------------
            Independent Power Producers &
            Energy Traders -- 0.7%
   35,243   Huaneng Power International,
               Inc., ADR                              789,443
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Insurance -- 7.3%
  108,806   China Life Insurance Co., Ltd., ADR $   7,980,920
   40,375   CNinsure, Inc., ADR                       810,730
                                                -------------
                                                    8,791,650
                                                -------------
            Internet Software & Services --
               9.4%
   11,422   Baidu, Inc., ADR (b)                    4,697,069
  130,375   NetEase.com, Inc., ADR (b)              4,903,404
   18,261   SINA Corp. (b)                            825,032
   15,365   Sohu.com, Inc. (b)                        880,107
                                                -------------
                                                   11,305,612
                                                -------------
            IT Services -- 14.3%
  159,249   Infosys Technologies Ltd., ADR          8,801,692
   41,921   Patni Computer Systems Ltd., ADR          857,284
  470,045   Satyam Computer Services Ltd.,
               ADR (b)                              2,166,908
  239,381   Wipro Ltd., ADR                         5,331,015
                                                -------------
                                                   17,156,899
                                                -------------
            Life Sciences Tools & Services --
               0.6%
   47,639   WuXi PharmaTech Cayman,
               Inc., ADR (b)                          760,318
                                                -------------
            Machinery -- 4.3%
  309,304   Tata Motors Ltd., ADR                   5,214,865
                                                -------------
            Media -- 0.7%
   50,450   Focus Media Holding Ltd., ADR (b)         799,633
                                                -------------
            Metals & Mining -- 4.7%
   28,902   Aluminum Corp. of China Ltd.,
               ADR (b)                                787,579
  267,994   Sterlite Industries (India) Ltd., ADR   4,882,851
                                                -------------
                                                    5,670,430
                                                -------------
            Oil, Gas & Consumable Fuels --
               12.1%
    9,895   China Petroleum & Chemical
               Corp., ADR                             871,453
   30,745   CNOOC Ltd., ADR                         4,779,310
   67,447   PetroChina Co., Ltd., ADR               8,023,495
   38,071   Yanzhou Coal Mining Co.,
               Ltd., ADR                              831,090
                                                -------------
                                                   14,505,348
                                                -------------
            Pharmaceuticals -- 2.0%
  100,245   Dr. Reddy's Laboratories Ltd.,  ADR     2,426,931
                                                -------------
            Real Estate Management &
               Development -- 0.6%
   40,534   E-House China Holdings Ltd.,
                ADR (b)                               734,476
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 0.6%
   95,890   LDK Solar Co., Ltd., ADR (b)              672,189
                                                -------------
            Software -- 4.2%
   26,427   AsiaInfo Holdings, Inc. (b)               805,231


Page 72                See Notes to Financial Statements

First Trust ISE Chindia Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            Software (Continued)
   26,685   Changyou.com Ltd., ADR (b)          $     886,209
   22,832   Longtop Financial Technologies
               Ltd., ADR (b)                          845,241
   19,036   Perfect World Co., Ltd., ADR (b)          750,780
   15,496   Shanda Interactive Entertainment
               Ltd., ADR (b)                          815,244
   48,512   VanceInfo Technologies, Inc.,
               ADR (b)                                931,915
                                                -------------
                                                    5,034,620
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 0.7%
   43,429   Fuqi International, Inc. (b)              779,551
                                                -------------
            Wireless Telecommunication
               Services -- 7.0%
  182,078   China Mobile Ltd., ADR                  8,453,882
                                                -------------

            Total Investments -- 99.9%
            (Cost $108,628,225) (c)               120,140,197
            Net Other Assets and
               Liabilities -- 0.1%                     99,715
                                                -------------
            Net Assets -- 100.0%                $ 120,239,912
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $114,130,696. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,782,646 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,773,145.

ADR - American Depositary Receipt.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
---------------------------------------------------------------
Common Stocks*         $120,140,197    $     --      $      --
                       ========================================


* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 73

First Trust Value Line(R) 100 Exchange-Traded Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value

---------   -------------------------------------------------

            Common Stocks -- 100.0%
            Auto Components -- 1.9%
   14,070   Fuel Systems Solutions, Inc. (b)    $     580,247
   24,750   TRW Automotive Holdings Corp. (b)         591,030
                                                -------------
                                                    1,171,277
                                                -------------
            Beverages -- 1.0%
   13,203   Boston Beer (The) Co., Inc.,
               Class A (b)                            615,260
                                                -------------
            Capital Markets -- 0.9%
    2,482   BlackRock, Inc.                           576,320
                                                -------------
            Chemicals -- 2.0%
    8,329   Lubrizol (The) Corp.                      607,601
    5,185   NewMarket Corp.                           595,082
                                                -------------
                                                    1,202,683
                                                -------------
            Commercial Services &
               Supplies -- 2.0%
   23,976   Corrections Corp. of America (b)          588,611
   21,408   EnerNOC, Inc. (b)                         650,589
                                                -------------
                                                    1,239,200
                                                -------------
            Communications Equipment --
               2.0%
   20,819   Blue Coat Systems, Inc. (b)               594,174
   11,530   F5 Networks, Inc. (b)                     610,860
                                                -------------
                                                    1,205,034
                                                -------------
            Computers & Peripherals -- 2.1%
    3,015   Apple, Inc. (b)                           635,743
   13,830   Western Digital Corp. (b)                 610,594
                                                -------------
                                                    1,246,337
                                                -------------
            Consumer Finance -- 1.0%
   17,416   Cash America International, Inc.          608,863
                                                -------------
            Diversified Telecommunication
               Services -- 2.0%
   11,060   Atlantic Tele-Network, Inc.               608,411
    7,156   Telefonica S.A., ADR                      597,669
                                                -------------
                                                    1,206,080
                                                -------------
            Electrical Equipment -- 1.0%
   14,268   American Superconductor Corp. (b)         583,561
                                                -------------
            Electronic Equipment, Instruments
               & Components -- 1.0%
   12,907   Tech Data Corp. (b)                       602,241
                                                -------------
            Food & Staples Retailing -- 1.0%
   16,327   Walgreen Co.                              599,527
                                                -------------
            Food Products -- 2.3%
   36,468   Chiquita Brands International, Inc. (b)   657,883
    8,688   Green Mountain Coffee Roasters,
               Inc. (b)                               707,811
                                                -------------
                                                    1,365,694
                                                -------------


   Shares   Description                                 Value
---------   -------------------------------------------------

            Health Care Equipment &
               Supplies -- 7.1%
    3,738   Alcon, Inc.                         $     614,340
   34,791   Align Technology, Inc. (b)                619,976
   45,076   ev3, Inc. (b)                             601,314
   12,375   Hospira, Inc. (b)                         631,125
    2,057   Intuitive Surgical, Inc. (b)              623,929
   15,986   Kinetic Concepts, Inc. (b)                601,873
   18,897   Sirona Dental Systems, Inc. (b)           599,791
                                                -------------
                                                    4,292,348
                                                -------------
            Health Care Providers &
               Services -- 6.9%
   22,892   AmerisourceBergen Corp.                   596,794
   16,813   Catalyst Health Solutions, Inc. (b)       613,170
   16,072   CIGNA Corp.                               566,860
   16,880   Community Health Systems, Inc. (b)        600,928
    9,398   McKesson Corp.                            587,375
   10,183   MEDNAX, Inc. (b)                          612,100
   38,964   Odyssey HealthCare, Inc. (b)              607,059
                                                -------------
                                                    4,184,286
                                                -------------
            Health Care Technology -- 1.0%
    7,593   Cerner Corp. (b)                          625,967
                                                -------------
            Hotels, Restaurants & Leisure --
               3.0%
   15,361   Cracker Barrel Old Country
               Store, Inc.                            583,564
   25,830   Starbucks Corp. (b)                       595,640
   15,251   WMS Industries, Inc. (b)                  610,040
                                                -------------
                                                    1,789,244
                                                -------------
            Household Durables -- 2.9%
   25,686   American Greetings Corp., Class A         559,698
   60,743   La-Z-Boy, Inc. (b)                        578,881
   12,810   Tupperware Brands Corp.                   596,561
                                                -------------
                                                    1,735,140
                                                -------------
            Insurance -- 1.0%
   12,943   Aflac, Inc.                               598,614
                                                -------------
            Internet & Catalog Retail -- 4.0%
    4,501   Amazon.com, Inc. (b)                      605,474
   22,866   Expedia, Inc. (b)                         587,885
   11,077   Netflix, Inc. (b)                         610,786
    2,726   priceline.com, Inc. (b)                   595,631
                                                -------------
                                                    2,399,776
                                                -------------
            Internet Software & Services --
               2.0%
    5,570   Equinix, Inc. (b)                         591,256
      999   Google, Inc., Class A (b)                 619,360
                                                -------------
                                                    1,210,616
                                                -------------
            IT Services -- 9.0%
    9,281   Alliance Data Systems Corp. (b)           599,460
   13,215   Cognizant Technology Solutions
               Corp., Class A (b)                     598,639


Page 74                See Notes to Financial Statements

First Trust Value Line(R) 100 Exchange-Traded Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks (Continued)
            IT Services (Continued)
   11,381   Global Payments, Inc.               $     612,981
   13,903   Hewitt Associates, Inc., Class A (b)      587,541
   11,052   Infosys Technologies Ltd., ADR            610,844
    2,341   MasterCard, Inc., Class A                 599,249
   31,776   TeleTech Holdings, Inc. (b)               636,473
   15,742   Unisys Corp. (b)                          607,012
   18,655   Wright Express Corp. (b)                  594,348
                                                -------------
                                                    5,446,547
                                                -------------
            Life Sciences Tools & Services --
               5.0%
    6,184   Bio-Rad Laboratories, Inc.,
               Class A (b)                            596,509
   49,561   Bruker Corp. (b)                          597,706
   11,557   Life Technologies Corp. (b)               603,622
    5,760   Mettler-Toledo International, Inc. (b)    604,742
    9,802   Waters Corp. (b)                          607,332
                                                -------------
                                                    3,009,911
                                                -------------
            Machinery -- 0.9%
    6,071   Flowserve Corp.                           573,892
                                                -------------
            Media -- 2.9%
   22,874   Cablevision Systems Corp., Class A        590,607
   32,344   Valassis Communications, Inc. (b)         590,601
   19,785   Viacom, Inc., Class B (b)                 588,208
                                                -------------
                                                    1,769,416
                                                -------------
            Multiline Retail -- 1.0%
   20,241   Big Lots, Inc. (b)                        586,584
                                                -------------
            Oil, Gas & Consumable
               Fuels -- 1.0%
   12,486   Newfield Exploration Co. (b)              602,200
                                                -------------
            Personal Products -- 3.9%
   48,241   Bare Escentuals, Inc. (b)                 589,987
   14,675   Herbalife Ltd.                            595,365
   13,763   NBTY, Inc. (b)                            599,241
   22,187   Nu Skin Enterprises, Inc., Class A        596,165
                                                -------------
                                                    2,380,758
                                                -------------
            Pharmaceuticals -- 2.0%
   22,564   Medicis Pharmaceutical Corp.,
               Class A                                610,356
   15,417   Perrigo Co.                               614,214
                                                -------------
                                                    1,224,570
                                                -------------
            Semiconductors & Semiconductor
               Equipment -- 3.1%
   49,033   CEVA, Inc. (b)                            630,564
   11,133   Cree, Inc. (b)                            627,567
   29,946   Marvell Technology Group Ltd. (b)         621,380
                                                -------------
                                                    1,879,511
                                                -------------


            Software -- 5.1%
   14,282   Concur Technologies, Inc. (b)             610,556
   24,062   Informatica Corp. (b)                     622,243



   Shares   Description                                 Value
---------   -------------------------------------------------

            Software (Continued)
   20,098   Red Hat, Inc. (b)                   $     621,028
    8,573   Salesforce.com, Inc. (b)                  632,430
   16,421   Solera Holdings, Inc.                     591,320
                                                -------------
                                                    3,077,577
                                                -------------
            Specialty Retail -- 9.0%
   34,470   Big 5 Sporting Goods Corp.                592,195
   24,874   CarMax, Inc. (b)                          603,194
   26,284   Dress Barn (The), Inc. (b)                607,160
   23,403   DSW, Inc., Class A (b)                    605,670
   13,817   Guess?, Inc.                              584,459
   13,411   J. Crew Group, Inc. (b)                   600,008
   17,534   Jo-Ann Stores, Inc. (b)                   635,432
   16,080   TJX (The) Cos., Inc.                      587,724
   17,642   Urban Outfitters, Inc. (b)                617,294
                                                -------------
                                                    5,433,136
                                                -------------
            Textiles, Apparel & Luxury
               Goods -- 7.0%
   16,106   Coach, Inc.                               588,352
   57,705   Culp, Inc. (b)                            575,896
    6,442   Deckers Outdoor Corp. (b)                 655,280
   17,890   Fossil, Inc. (b)                          600,389
    7,375   Polo Ralph Lauren Corp.                   597,228
   14,539   Steven Madden Ltd. (b)                    599,588
   13,926   Warnaco Group (The), Inc. (b)             587,538
                                                -------------
                                                    4,204,271
                                                -------------
            Wireless Telecommunication
               Services -- 2.0%
   12,829   America Movil S.A.B. de C.V., ADR         602,706
   17,355   NII Holdings, Inc. (b)                    582,781
                                                -------------
                                                    1,185,487
                                                -------------

            Total Investments -- 100.0%
            (Cost $52,673,509) (c)                 60,431,928
            Net Other Assets and
               Liabilities -- 0.0%                        831
                                                -------------
            Net Assets -- 100.0%                $  60,432,759
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $52,695,900. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,259,344 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $523,316.

ADR- American Depositary Receipt.


                       See Notes to Financial Statements                Page 75

First Trust Value Line(R) 100 Exchange-Traded Fund
Portfolio of Investments (a) (Continued)
December 31, 2009


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $60,431,928    $     --      $      --
                        ========================================


* See the Portfolio of Investments for industry breakout.


Page 76                See Notes to Financial Statements

First Trust NASDAQ(R) ABA Community Bank Index Fund
Portfolio of Investments (a)
December 31, 2009


   Shares   Description                                 Value
---------   -------------------------------------------------

            Common Stocks -- 100.0%
            Commercial Banks -- 72.9%
      764   Arrow Financial Corp.               $      19,100
    8,858   Associated Banc-Corp.                      97,527
    1,060   BancFirst Corp.                            39,262
    1,170   Bank of the Ozarks, Inc.                   34,246
    4,691   BOK Financial Corp.                       222,916
    4,756   Boston Private Financial
               Holdings, Inc.                          27,442
      530   Camden National Corp.                      17,331
    1,988   Cardinal Financial Corp.                   17,375
    4,283   Cathay General Bancorp                     32,337
    1,785   Centerstate Banks, Inc.                    18,011
    1,655   Chemical Financial Corp.                   39,025
    1,101   City Holding Co.                           35,595
    1,947   Columbia Banking System, Inc.              31,502
    5,747   Commerce Bancshares, Inc.                 222,524
    1,050   Community Trust Bancorp, Inc.              25,673
    7,359   CVB Financial Corp.                        63,582
    1,517   Danvers Bancorp, Inc.                      19,706
    7,619   East West Bancorp, Inc.                   120,380
    1,156   First Bancorp.                             16,149
      607   First Citizens BancShares, Inc.,
               Class A                                 99,554
    3,563   First Financial Bancorp                    51,877
    1,443   First Financial Bankshares, Inc.           78,254
      910   First Financial Corp.                      27,773
    3,796   First Midwest Bancorp, Inc.                41,338
    5,947   FirstMerit Corp.                          119,773
   12,211   Fulton Financial Corp.                    106,480
    4,269   Glacier Bancorp, Inc.                      58,571
      929   Great Southern Bancorp, Inc.               19,843
    2,551   Hancock Holding Co.                       111,708
    1,779   Home Bancshares, Inc.                      42,821
    1,430   IBERIABANK Corp.                           76,948
    1,450   Independent Bank Corp.                     30,290
    4,727   International Bancshares Corp.             89,482
    7,932   Investors Bancorp, Inc. (b)                86,776
    1,104   Lakeland Financial Corp.                   19,044
    3,505   MB Financial, Inc.                         69,119
    2,620   Nara Bancorp, Inc.                         29,711
    8,708   National Penn Bancshares, Inc.             50,419
    2,379   NBT Bancorp, Inc.                          48,460
    2,344   PacWest Bancorp                            47,232
    2,283   Pinnacle Financial Partners, Inc. (b)      32,464
   44,305   Popular, Inc.                             100,129
    4,946   PrivateBancorp, Inc.                       44,366
    3,214   Prosperity Bancshares, Inc.               130,071
    1,460   Renasant Corp.                             19,856
    1,281   Republic Bancorp, Inc., Class A            26,389
    1,920   S&T Bancorp, Inc.                          32,659
      941   S.Y. Bancorp, Inc.                         20,090
      882   SCBT Financial Corp.                       24,423
    2,814   Signature Bank (b)                         89,767
    1,157   Simmons First National Corp.,
               Class A                                 32,165
    1,035   Southside Bancshares, Inc.                 20,307


   Shares   Description                                 Value
---------   -------------------------------------------------

            Commercial Banks (Continued)
    1,575   StellarOne Corp.                    $      15,687
    5,664   Sterling Bancshares, Inc.                  29,056
      666   Suffolk Bancorp                            19,780
    5,985   Susquehanna Bancshares, Inc.               35,252
    2,841   SVB Financial Group (b)                   118,441
    2,480   Texas Capital Bancshares, Inc. (b)         34,621
    1,814   TowneBank                                  21,188
    1,094   TriCo Bancshares                           18,215
    4,410   Trustmark Corp.                            99,401
    2,799   UMB Financial Corp.                       110,141
    6,012   Umpqua Holdings Corp.                      80,621
    1,270   Union Bankshares Corp.                     15,735
    3,008   United Bankshares, Inc.                    60,070
    6,508   United Community Banks, Inc. (b)           22,062
    1,139   Univest Corp. of Pennsylvania              19,967
    1,111   Washington Trust Bancorp, Inc.             17,309
    1,841   WesBanco, Inc.                             22,718
    2,023   Westamerica Bancorporation                112,014
    6,682   Whitney Holding Corp.                      60,873
    2,038   Wilshire Bancorp, Inc.                     16,691
    1,674   Wintrust Financial Corp.                   51,542
    9,575   Zions Bancorporation                      122,847
                                                -------------
                                                    4,082,073
                                                -------------
            Thrifts & Mortgage Finance --
               27.1%
    3,216   Bank Mutual Corp.                          22,255
    5,671   Beneficial Mutual Bancorp, Inc. (b)        55,803
      965   Berkshire Hills Bancorp, Inc.              19,956
    4,089   Brookline Bancorp, Inc.                    40,522
    5,133   Capitol Federal Financial                 161,484
    2,383   Dime Community Bancshares, Inc.            27,929
   13,038   First Niagara Financial Group, Inc.       181,359
    2,156   Flushing Financial Corp.                   24,276
    7,563   Northwest Bancshares, Inc.                 85,613
   24,126   People's United Financial, Inc.           402,904
    2,740   Provident New York Bancorp                 23,126
   21,363   TFS Financial Corp.                       259,347
    5,310   TrustCo Bank Corp. NY                      33,453
    1,171   United Financial Bancorp, Inc.             15,352
    7,778   Washington Federal, Inc.                  150,426
    2,113   Westfield Financial, Inc.                  17,432
                                                -------------
                                                    1,521,237
                                                -------------

            Total Investments -- 100.0%
            (Cost $5,235,395) (c)                   5,603,310
            Net Other Assets and
               Liabilities -- 0.0%                        291
                                                -------------
            Net Assets -- 100.0%                $   5,603,601
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.


                       See Notes to Financial Statements                Page 77

First Trust NASDAQ(R) ABA Community Bank Index Fund
Portfolio of Investments (a) (Continued)
December 31, 2009



(c) Aggregate cost for federal income tax purposes is $5,253,662. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $563,194 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $213,546.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A -
Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $ 5,603,310    $     --      $      --
                        ========================================


* See the Portfolio of Investments for industry breakout.~


Page 78                See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009


                                                                      First Trust         First Trust
                                                                   Dow Jones Select       Morningstar(R)      First Trust
                                                                       MicroCap        Dividend Leaders(SM)     US IPO
                                                                     Index(SM) Fund          Index Fund       Index Fund
                                                                  ------------------- -------------------  ----------------
ASSETS:
Investments at value                                               $   18,666,111       $   48,419,934     $   11,036,285
Cash                                                                       41,939               33,854             81,435
Receivables:
      Capital shares sold                                                 885,202                   --                 --
      Dividends                                                            19,557              178,044             16,314
      Investment securities sold                                               --                   --                 --
      Interest                                                                 --                   --                 --
      Reclaims                                                                 --                   --                 --
      From investment advisor                                                  --                   --                 --
Prepaid expenses                                                              769                2,104                475
                                                                   --------------       --------------     --------------
      Total Assets                                                     19,613,578           48,633,936         11,134,509
                                                                   --------------       --------------     --------------

LIABILITIES:
Due to Custodian                                                               --                   --                 --
Payables:
      Investment securities purchased                                     885,683               60,160                 --
      Audit and tax fees                                                   28,425               28,425             28,425
      Investment advisory fees                                             14,843                  207              9,346
      Printing fees                                                         2,595                7,282              1,658
      Licensing fees                                                           --               25,000             50,000
Other liabilities                                                           3,377                8,259              2,072
                                                                   --------------       --------------     --------------
      Total Liabilities                                                   934,923              129,333             91,501
                                                                   --------------       --------------     --------------

NET ASSETS                                                         $  18,678,655        $  48,504,603      $   11,043,008
                                                                   ==============       ==============     ==============

NET ASSETS consist of:
Paid-in capital                                                    $   25,575,532       $   77,819,102     $   15,623,105
Par value                                                                  10,550               34,000              5,500
Accumulated net investment income (loss)                                       --               23,132            147,960
Accumulated net realized gain (loss) on investments                    (6,908,486)         (32,957,520)        (5,069,107)
Net unrealized appreciation (depreciation) on investments                   1,059            3,585,889            335,550
                                                                   --------------       --------------     --------------
NET ASSETS                                                         $   18,678,655       $   48,504,603     $   11,043,008
                                                                   ==============       ==============     ==============

NET ASSET VALUE, per share                                         $        17.70       $        14.27     $        20.08
                                                                   ==============       ==============     ==============

Number of shares outstanding
(unlimited number of shares has been authorized, par
 value $0.01 per share)                                                 1,055,000            3,400,002            550,002
                                                                   --------------       --------------     --------------

Investments at cost                                                $   18,665,052       $  44,834,045      $   10,700,735
                                                                   ==============       ==============     ==============


Page 80                See Notes to Financial Statements

        First Trust          First Trust          First Trust           First Trust          First Trust          First Trust
        NASDAQ-100           NASDAQ-100-           NYSE Arca             Dow Jones          DB Strategic      Value Line(R) Equity
      Equal Weighted      Technology Sector      Biotechnology           Internet               Value             Allocation
       Index(SM) Fund       Index(SM) Fund         Index Fund         Index(SM) Fund         Index Fund           Index Fund
    -------------------  -------------------  -------------------   -------------------  -------------------  -------------------

      $   40,367,626       $   86,767,780       $   66,922,526       $   86,621,723       $   51,126,358        $    6,944,328
              52,797               82,769                   --                   --                7,456                    --

           3,980,859            1,058,065                   --            5,081,164            4,092,877                    --
              10,871                   --                   --                   --               94,545                10,152
                  --                   --              230,550              148,378                   --                36,041
                  --                   --                   --                   --                   --                    --
                  --                   --                   --                   --                   --                   246
                  --                   --                   --                   --                   --                    --
               1,087                1,039                3,451                1,722                2,199                   303
      --------------       --------------       --------------       --------------       --------------        --------------
          44,413,240           87,909,653           67,156,527           91,852,987           55,323,435             6,991,070
      --------------       --------------       --------------       --------------       --------------        --------------


                  --                   --                8,362               77,902                   --                34,200

           3,979,648            1,057,812                   --            5,091,969            4,091,590                36,230
              28,425               28,425               28,425               28,455               28,425                28,425
              15,972               18,113               17,234               14,293               13,844                 1,909
               5,141               10,576               10,043               11,222                6,970                 1,037
               8,767               14,512               12,953                   --               11,260                 2,535
               6,437               14,600               11,142               14,537                7,798                 1,461
      --------------       --------------       --------------       --------------       --------------        --------------
           4,044,390            1,144,038               88,159            5,238,378            4,159,887               105,797
      --------------       --------------       --------------       --------------       --------------        --------------

      $   40,368,850       $   86,765,615       $   67,068,368       $   86,614,609       $   51,163,548        $    6,885,273
      ==============       ==============       ==============       ==============       ==============        ==============


      $   43,695,120       $   82,439,346       $   76,557,202       $   85,220,069       $   71,002,526        $   10,773,122
              20,500               41,000               23,500               34,500               25,000                 4,000
               3,474                   --                   --                   --               13,083                 1,603
          (8,374,390)          (5,497,674)         (10,683,531)         (12,699,110)         (26,044,476)           (5,037,300)
           5,024,146            9,782,943            1,171,197           14,059,150            6,167,415             1,143,848
      --------------       --------------       --------------       --------------       --------------        --------------
      $   40,368,850       $   86,765,615       $   67,068,368       $   86,614,609       $   51,163,548        $    6,885,273
      ==============       ==============       ==============       ==============       ==============        ==============

      $        19.69       $        21.16       $        28.54       $        25.11       $        20.47        $        17.21
      ==============       ==============       ==============       ==============       ==============        ==============


           2,050,002            4,100,002            2,350,002            3,450,002            2,500,002               400,002
      --------------       --------------       --------------       --------------       --------------        --------------

      $   35,343,480       $   76,984,837       $   65,751,329       $   72,562,573       $   44,958,943        $    5,800,480
      ==============       ==============       ==============       ==============       ==============        ==============


                       See Notes to Financial Statements                Page 81

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2009

                                                                                                                 First Trust
                                                                         First Trust          First Trust         NASDAQ(R)
                                                                         Value Line(R)          NASDAQ-100        Clean Edge(R)
                                                                          Dividend       Ex-Technology Sector   Green Energy
                                                                         Index Fund          Index(SM) Fund       Index Fund
                                                                     -----------------   --------------------   ----------------
ASSETS:
Investments at value                                                 $   153,454,621      $    10,635,914    $    43,439,893
Cash                                                                              --                   --             42,308
Receivables:
      Capital shares sold                                                         --                   --                 --
      Dividends                                                              414,403                5,412             21,147
      Investment securities sold                                               5,818                   --                 --
      Interest                                                                    --                   --                 --
      Reclaims                                                                13,953                   --                 --
      From investment advisor                                                     --                2,979                 --
Prepaid expenses                                                               6,622                  317              1,840
                                                                     ---------------      ---------------    ---------------
      Total Assets                                                       153,895,417           10,644,622         43,505,188
                                                                     ---------------      ---------------    ---------------

LIABILITIES:
Due to Custodian                                                              98,346               31,380                 --
Payables:
      Investment securities purchased                                             --                   --                 --
      Audit and tax fees                                                      28,425               28,425             28,425
      Investment advisory fees                                                40,896                   --              3,339
      Printing fees                                                           23,603                1,606              6,320
      Licensing fees                                                          57,176                2,466             10,481
Other liabilities                                                             29,192                2,021              7,597
                                                                     ---------------      ---------------    ---------------
      Total Liabilities                                                      277,638               65,898             56,162
                                                                     ---------------      ---------------    ---------------

NET ASSETS                                                           $   153,617,779      $    10,578,724    $    43,449,026
                                                                     ===============      ===============    ===============

NET ASSETS consist of:
Paid-in capital                                                      $   189,750,328      $    11,348,451    $    61,246,018
Par value                                                                    114,880                6,000             27,000
Accumulated net investment income (loss)                                      81,266                1,638                 --
Accumulated net realized gain (loss) on investments                      (56,944,362)          (1,617,516)       (20,794,644)
Net unrealized appreciation (depreciation) on investments                 20,615,667              840,151          2,970,652
                                                                     ---------------      ---------------    ---------------
NET ASSETS                                                           $   153,617,779      $    10,578,724    $    43,449,026
                                                                     ===============      ===============    ===============

NET ASSET VALUE, per share                                           $         13.37      $         17.63    $         16.09
                                                                     ===============      ===============    ===============

Number of shares outstanding
(unlimited number of shares has been authorized, par
 value $0.01 per share)                                                   11,487,986              600,002          2,700,002
                                                                     ---------------      ---------------    ---------------
Investments at cost                                                  $   132,838,954      $     9,795,763    $    40,469,241
                                                                     ===============      ===============    ===============


Page 82                See Notes to Financial Statements

                                                                                                                  First Trust
        First Trust          First Trust          First Trust           First Trust          First Trust         NASDAQ(R)  ABA
            S&P                  ISE              ISE-Revere                ISE           Value Line(R)  100       Community
           REIT                 Water             Natural Gas             Chindia          Exchange-Traded           Bank
        Index Fund           Index Fund           Index Fund            Index Fund              Fund              Index Fund
   -------------------- --------------------- --------------------- ------------------- --------------------- --------------------

      $   21,266,154       $   37,431,003       $  465,160,593       $  120,140,197       $   60,431,928        $    5,603,310
                  --                   --                   --              352,985              220,723                15,775

           1,778,579                   --                   --                   --                   --                    --
              76,367               79,728              199,745                   --               13,863                 9,637
                  --                   --                   --                   --                   --                10,202
                  --                   --                   13                   --                   --                    --
                  --                3,404                   --                   --                5,733                    --
               4,653                   --                   --                   --                   --                 6,911
               8,420                1,698                4,770                2,677                3,710                    39
      --------------       --------------      ---------------      ---------------       --------------        --------------
          23,134,173           37,515,833          465,365,121          120,495,859           60,675,957             5,645,874
      --------------       --------------      ---------------      ---------------       --------------        --------------


             184,140              148,000              651,893                   --                   --                    --

           1,825,256                   --                   --              144,167              150,175                10,366
              31,574               28,425               28,455               28,425               28,425                28,425
                  --                9,171               91,715               21,796               19,104                    --
               2,533                5,566               62,355               17,865                9,307                   835
                  --                4,730              104,514               21,722               25,740                 1,237
               3,636                6,293               87,283               21,972               10,447                 1,410
      --------------       --------------      ---------------      ---------------       --------------        --------------
           2,047,139              202,185            1,026,215              255,947              243,198                42,273
      --------------       --------------      ---------------      ---------------       --------------        --------------

      $   21,087,034       $   37,313,648      $   464,338,906      $   120,239,912       $   60,432,759        $    5,603,601
      ==============       ==============      ===============      ===============       ==============        ==============


      $   20,394,511       $   48,100,689      $   464,149,607      $   137,232,932       $  136,726,693        $    5,283,267
              18,000               20,000              265,000               56,500               57,900                 2,500
                  --                3,849                   --                   --                   --                 3,748
          (1,149,484)          (8,264,119)         (49,615,982)         (28,561,492)         (84,110,253)              (53,829)
           1,824,007           (2,546,771)          49,540,281           11,511,972            7,758,419               367,915
      --------------       --------------      ---------------      ---------------       --------------        --------------
      $   21,087,034       $   37,313,648      $   464,338,906      $   120,239,912       $   60,432,759        $    5,603,601
      ==============       ==============      ===============      ===============       ==============        ==============

      $        11.72       $        18.66      $         17.52      $         21.28       $       10.44         $       22.41
      ==============       ==============      ===============      ===============       ==============        ==============


           1,800,002            2,000,002           26,500,002            5,650,002            5,789,982               250,002
      --------------       --------------      ---------------      ---------------       --------------        --------------

      $   19,442,147       $   39,977,774      $   415,620,312      $   108,628,225       $   52,673,509        $    5,235,395
      ==============       ==============      ===============      ===============       ==============        ==============


                       See Notes to Financial Statements                Page 83

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS

                                                                            First Trust           First Trust
                                                                         Dow Jones Select        Morningstar(R)       First Trust
                                                                             MicroCap         Dividend Leaders(SM)      US IPO
                                                                           Index(SM) Fund         Index Fund          Index Fund
                                                                       --------------------- ---------------------------------------
                                                                           For the Year          For the Year        For the Year
                                                                               Ended                 Ended               Ended
                                                                         December 31, 2009     December 31, 2009   December 31, 2009
                                                                       --------------------- ---------------------------------------
INVESTMENT INCOME:
Dividends                                                               $     186,887        $    2,044,718      $     381,346
Foreign tax withholding                                                          (140)                  (93)               (57)
Interest                                                                           --                    --                 --
                                                                        -------------        --------------      -------------
   Total investment income                                                    186,747             2,044,625            381,289
                                                                        -------------        --------------      -------------

EXPENSES:
Investment advisory fees                                                       72,632               120,419             36,420
Audit and tax fees                                                             29,144                29,144             29,144
Licensing fees                                                                 24,109                97,513             49,818
Accounting and administration fees                                             11,926                22,141              7,155
Custodian fees                                                                 11,295                 5,554                517
Listing fees                                                                   (1,444)                2,024              6,611
Transfer agent fees                                                               726                 2,007                455
Registration and filing fees                                                   (3,692)               (8,837)            (2,239)
Trustees' fees and expenses                                                      (407)                  398                417
Printing fees                                                                  (5,028)               19,347              2,929
Legal fees                                                                     (5,427)               19,037            (12,307)
Other expenses                                                                  2,239                 8,949              3,000
                                                                        -------------        --------------      -------------
   Total expenses                                                             136,073               317,696            121,920
   Less fees waived and expenses reimbursed by the investment advisor         (48,917)             (137,066)           (67,290)
                                                                        -------------        --------------      -------------
   Net expenses                                                                87,156               180,630             54,630
                                                                        -------------        --------------      -------------
NET INVESTMENT INCOME (LOSS)                                                   99,591             1,863,995            326,659
                                                                        -------------        --------------      -------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                             (3,260,012)          (14,944,902)          (651,715)
   In-kind redemptions                                                             --              (159,857)        (1,455,476)
   Foreign currency transactions                                                   --                    --                 --
                                                                        -------------        --------------      -------------
Net realized gain (loss)                                                   (3,260,012)         (15,104,759)         (2,107,191)

Net change in unrealized appreciation (depreciation) on investments         6,256,604            18,721,051          5,263,706
                                                                        -------------        --------------      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                     2,996,592             3,616,292          3,156,515
                                                                        -------------        --------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      $   3,096,183        $    5,480,287      $   3,483,174
                                                                        =============        ==============      =============


Page 84                See Notes to Financial Statements

      First Trust           First Trust           First Trust           First Trust           First Trust           First Trust
      NASDAQ-100            NASDAQ-100-            NYSE Arca             Dow Jones           DB Strategic           Value Line(R)
    Equal Weighted       Technology Sector       Biotechnology           Internet                Value           Equity Allocation
     Index(SM) Fund        Index(SM) Fund          Index Fund         Index(SM) Fund         Index Fund              Index Fund
 --------------------- --------------------- --------------------- --------------------- -------------------------------------------
     For the Year          For the Year          For the Year          For the Year          For the Year          For the Year
         Ended                 Ended                 Ended                 Ended                 Ended                 Ended
   December 31, 2009     December 31, 2009     December 31, 2009     December 31, 2009     December 31, 2009     December 31, 2009
 --------------------- --------------------- --------------------- --------------------- -------------------------------------------

    $     232,077         $     220,364        $          --         $      52,336         $     865,999         $     114,327
           (1,463)                   --                   --                    --                    --                (1,920)
               --                    --                   --                    13                    --                    25
    -------------         -------------        -------------         -------------         -------------         -------------
          230,614               220,364                   --                52,349               865,999               112,432
    -------------         -------------        -------------         -------------         -------------         -------------


           97,361               115,308              244,423               145,507               195,107                28,919
           29,221                29,144               29,221                29,251                29,144                29,144
           24,340                28,827               48,884                21,665                35,585                 9,086
           14,825                16,136               30,789                19,778                20,722                 6,333
            3,992                 3,417                7,286                 4,653                 5,873                  (951)
              335                (4,128)               3,813                 4,500                 3,452                 4,352
            1,217                 1,441                3,055                 1,819                 1,951                   289
           (2,653)               (1,138)              (3,265)                 (734)               (2,127)               (2,761)
              858                 1,386                3,390                   834                 2,149                    73
           (4,343)                3,713               26,617                20,985                14,787                  (826)
           (5,397)               (3,427)              30,391                 9,729                19,044                (2,627)
            2,648                 2,976               12,748                 6,533                14,664                   732
    -------------         -------------        -------------         -------------         -------------         -------------
          162,404               193,655              437,352               264,520               340,351                71,763
          (16,264)              (20,687)             (70,966)              (46,260)              (86,736)              (31,276)
    -------------         -------------        -------------         -------------         -------------         -------------
          146,140               172,968              366,386               218,260               253,615                40,487
    -------------         -------------        -------------         -------------         -------------         -------------
           84,474                47,396             (366,386)             (165,911)              612,384                71,945
    -------------         -------------        -------------         -------------         -------------         -------------



       (2,734,817)           (1,942,139)          (7,610,195)           (5,807,784)           (8,768,047)           (2,202,150)
          174,961               694,125           14,047,014              (893,111)            5,408,657               635,603
               --                    --                   --                    --                    --                    --
    -------------         -------------        -------------         -------------         -------------         -------------
       (2,559,856)           (1,248,014)           6,436,819            (6,700,895)           (3,359,390)           (1,566,547)

       13,318,318            17,103,466           15,981,380            27,167,822            16,222,958             3,266,470
    -------------         -------------        -------------         -------------         -------------         -------------
       10,758,462            15,855,452           22,418,199            20,466,927            12,863,568             1,699,923
    -------------         -------------        -------------         -------------         -------------         -------------

    $  10,842,936         $  15,902,848        $  22,051,813         $  20,301,016         $  13,475,952         $   1,771,868
    =============         =============        =============         =============         =============         =============


                       See Notes to Financial Statements                Page 85

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS (Continued)


                                                                                                                      First Trust
                                                                            First Trust           First Trust          NASDAQ(R)
                                                                            Value Line(R)           NASDAQ-100        Clean Edge(R)
                                                                             Dividend        Ex-Technology Sector    Green Energy
                                                                            Index Fund           Index(SM) Fund       Index Fund
                                                                       -------------------------------------------------------------
                                                                           For the Year          For the Year        For the Year
                                                                               Ended                 Ended               Ended
                                                                         December 31, 2009     December 31, 2009   December 31, 2009
                                                                       --------------------- ---------------------------------------

INVESTMENT INCOME:
Dividends                                                              $    5,140,585        $       75,233     $      169,117
Foreign tax withholding                                                       (84,684)                 (703)                --
Interest                                                                           --                    16                 --
                                                                       --------------        --------------     --------------
   Total investment income                                                  5,055,901                74,546            169,117
                                                                       --------------        --------------     --------------

EXPENSES:
Investment advisory fees                                                      631,411                27,685            140,771
Audit and tax fees                                                             29,144                29,220             29,144
Licensing fees                                                                192,967                 6,921             35,193
Accounting and administration fees                                             64,606                 5,297             19,285
Custodian fees                                                                 (1,178)                1,218              5,348
Listing fees                                                                  (16,660)               15,739              8,705
Transfer agent fees                                                             3,814                   346              1,760
Registration and filing fees                                                  (18,976)                    4               (430)
Trustees' fees and expenses                                                     5,455                   282              1,783
Printing fees                                                                  56,021                 1,822             22,679
Legal fees                                                                     62,458                 1,272             18,158
Other expenses                                                                     --                (1,531)             3,187
                                                                       --------------        --------------     --------------
   Total expenses                                                           1,009,062                88,275            285,583
   Less fees waived and expenses reimbursed by the investment advisor        (125,081)              (46,747)           (74,427)
                                                                       --------------        --------------     --------------
   Net expenses                                                               883,981                41,528            211,156
                                                                       --------------        --------------     --------------
NET INVESTMENT INCOME (LOSS)                                                4,171,920                33,018            (42,039)
                                                                       --------------        --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                            (20,007,499)             (641,955)       (12,862,195)
   In-kind redemptions                                                        544,190               367,846         (2,626,158)
   Foreign currency transactions                                                   --                    --                 --
                                                                       --------------        --------------     --------------
Net realized gain (loss)                                                  (19,463,309)             (274,109)       (15,488,353)

Net change in unrealized appreciation (depreciation) on investments        40,298,153             2,513,932         28,253,714
                                                                       --------------        --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                    20,834,844             2,239,823         12,765,361
                                                                       --------------        --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     $   25,006,764        $    2,272,841     $   12,723,322
                                                                       ==============        ==============     ==============

___________________________
(a) Inception date.


Page 86                See Notes to Financial Statements

                                                                                                                    First Trust
      First Trust           First Trust           First Trust           First Trust           First Trust           NASDAQ(R) ABA
          S&P                   ISE               ISE-Revere                ISE            Value Line(R)  100          Community
         REIT                  Water              Natural Gas             Chindia           Exchange-Traded            Bank
      Index Fund            Index Fund            Index Fund            Index Fund               Fund               Index Fund
 --------------------- --------------------- --------------------- --------------------- -------------------------------------------
                                                                                                                  For the Period
     For the Year          For the Year          For the Year          For the Year          For the Year        June 29, 2009 (a)
         Ended                 Ended                 Ended                 Ended                 Ended                through
   December 31, 2009     December 31, 2009     December 31, 2009     December 31, 2009     December 31, 2009     December 31, 2009
 --------------------- --------------------- --------------------- --------------------- -------------------------------------------

    $     287,752         $     620,509        $   1,971,107         $     856,097         $     423,280         $      54,165
               --               (23,554)             (93,392)              (54,404)              (15,925)                   --
                9                    11                   66                    --                    --                    --
    -------------         -------------        -------------         -------------         -------------         -------------
          287,761               596,966            1,877,781               801,693               407,355                54,165
    -------------         -------------        -------------         -------------         -------------         -------------


           22,199               132,762              666,814               272,412               327,894                 8,611
           34,793                29,144               29,174                29,144                29,144                28,425
           74,332                16,595              166,704                54,482               102,358                 1,937
            6,465                17,770               84,429                35,473                34,088                 2,108
            2,049                 4,616               27,108                21,226                 1,647                   474
            4,634                  (121)                (121)                 (120)               (5,765)               12,400
              370                 1,659                8,335                 3,405                 3,179                   108
             (611)               (1,105)              13,592                 1,052                    --                   267
              242                   973                6,669                 2,734                (4,697)                   84
            2,741                16,670               99,287                28,922                24,266                 1,546
              248                16,005               76,589                34,055                30,143                 1,055
           (3,304)                4,120               17,041                16,096                14,186                   196
    -------------         -------------        -------------         -------------         -------------         -------------
          144,158               239,088            1,195,621               498,881               556,443                57,211
         (107,158)              (40,314)            (195,399)              (90,414)              (97,391)              (44,294)
    -------------         -------------        -------------         -------------         -------------         -------------
           37,000               198,774            1,000,222               408,467               459,052                12,917
    -------------         -------------        -------------         -------------         -------------         -------------
          250,761               398,192              877,559               393,226               (51,697)               41,248
    -------------         -------------        -------------         -------------         -------------         -------------



       (1,032,547)           (5,074,106)         (24,857,713)           (6,659,876)           (7,241,834)              (53,829)
         (477,544)             (226,889)           8,724,452            (1,226,342)            2,272,338                    --
               --                    --                  148                    --                    --                    --
    -------------         -------------        -------------         -------------         -------------         -------------
       (1,510,091)           (5,300,995)         (16,133,113)           (7,886,218)           (4,969,496)              (53,829)

        3,426,166            10,860,501           77,981,940            44,375,061            11,828,826               367,915
    -------------         -------------        -------------         -------------         -------------         -------------
        1,916,075             5,559,506           61,848,827            36,488,843             6,859,330               314,086
    -------------         -------------        -------------         -------------         -------------         -------------

    $   2,166,836         $   5,957,698        $  62,726,386         $  36,882,069         $  6,807,633          $    355,334
    =============         =============        =============         =============         =============         =============


                       See Notes to Financial Statements                Page 87

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  First Trust                              First Trust
                                                               Dow Jones Select                           Morningstar(R)
                                                                   MicroCap                            Dividend Leaders(SM)
                                                                 Index(SM) Fund                             Index Fund
                                                 ----------------------------------------------------------------------------------
                                                      For the Year         For the Year        For the Year         For the Year
                                                          Ended                Ended               Ended                Ended
                                                    December 31, 2009    December 31, 2008   December 31, 2009    December 31, 2008
                                                 -----------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                    $       99,591    $       119,605       $     1,863,995     $      2,595,775
   Net realized gain (loss)                            (3,260,012)        (1,433,938)          (15,104,759)         (19,289,024)
   Net change in unrealized appreciation
      (depreciation)                                    6,256,604         (4,841,892)           18,721,051           (3,052,374)
                                                   --------------    ---------------       ---------------     ----------------
   Net increase (decrease) in net assets resulting
      from operations                                   3,096,183         (6,156,225)            5,480,287          (19,745,623)
                                                   --------------    ---------------       ---------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (95,349)          (134,425)           (1,912,571)          (2,534,302)
   Return of capital                                       (3,442)            (4,281)                   --                   --
                                                   --------------    ---------------       ---------------     ----------------
   Total distributions to shareholders                    (98,791)          (138,706)           (1,912,571)          (2,534,302)
                                                   --------------    ---------------       ---------------     ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                            1,604,570          4,065,981             3,229,577           12,711,476
   Cost of shares redeemed                                     --         (1,687,158)           (1,488,733)         (11,885,997)
                                                   --------------    ---------------       ---------------     ----------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                     1,604,570          2,378,823             1,740,844              825,479
                                                   --------------    ---------------       ---------------     ----------------

   Total increase (decrease) in net assets              4,601,962         (3,916,108)            5,308,560          (21,454,446)

NET ASSETS:
   Beginning of period                                 14,076,693         17,992,801            43,196,043           64,650,489
                                                   --------------    ---------------       ---------------     ----------------
   End of period                                   $   18,678,655    $    14,076,693       $    48,504,603     $     43,196,043
                                                   ==============    ===============       ===============     ================

   Accumulated net investment income (loss)
      at end of period                             $           --    $            --       $        23,132     $         70,975
                                                   ==============    ===============       ===============     ================

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period                955,000            805,000             3,300,002            3,200,002
   Shares sold                                            100,000            250,000               250,000              850,000
   Shares redeemed                                             --           (100,000)             (150,000)            (750,000)
                                                   --------------    ---------------       ---------------     ----------------
   Shares outstanding, end of period                    1,055,000            955,000             3,400,002            3,300,002
                                                   ==============    ===============       ===============     ================


Page 88                See Notes to Financial Statements

                                                First Trust                      First Trust                    First Trust
             First Trust                        NASDAQ-100                       NASDAQ-100-                     NYSE Arca
                US IPO                         Equal Weighted                  Technology Sector               Biotechnology
             Index Fund                        Index(SM) Fund                     Index(SM) Fund                Index Fund
------------------------------------------------------------------------------------------------------------------------------------
 For the Year     For the Year    For the Year     For the Year    For the Year     For the Year     For the Year      For the Year
     Ended           Ended           Ended            Ended          Ended            Ended            Ended               Ended
 December 31,     December 31,    December 31,      December 31,   December 31,    December 31,     December 31,       December 31,
     2009            2008            2009             2008            2009            2008             2009               2008
------------------------------------------------------------------------------------------------------------------------------------

$      326,659  $       94,845  $        84,474  $        2,020  $       47,396  $        (2,159) $      (366,386)  $       391,584
    (2,107,191)     (3,992,771)      (2,559,856)     (5,747,420)     (1,248,014)      (3,630,678)       6,436,819        (9,859,786)
     5,263,706      (6,916,703)      13,318,318      (6,647,266)     17,103,466       (5,540,626)      15,981,380        (8,907,572)
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------

     3,483,174     (10,814,629)       0,842,936     (12,392,666)     15,902,848      (9,173,463)       22,051,813       (18,375,774)
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------


      (177,486)       (100,763)         (81,000)         (2,020)        (47,396)              --               --          (391,584)
            --          (7,057)              --          (7,600)         (4,284)              --               --          (201,756)
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------
      (177,486)       (107,820)         (81,000)         (9,620)        (51,680)              --               --          (593,340)
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------


     2,399,386       9,223,133       22,078,917       5,116,238      68,935,710        1,934,589       25,101,247        64,260,013
    (3,115,834)    (16,479,647)      (7,320,031)     (8,777,226)     (7,434,859)      (6,999,081)     (39,181,567)      (59,435,071)
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------

      (716,448)     (7,256,514)      14,758,886      (3,660,988)     61,500,851      (5,064,492)      (14,080,320)         4,824,942
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------

     2,589,240     (18,178,963)      25,520,822     (16,063,274)     77,352,019     (14,237,955)        7,971,493       (14,144,172)


     8,453,768      26,632,731       14,848,028      30,911,302       9,413,596       23,651,551       59,096,875        73,241,047
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------
$   11,043,008  $    8,453,768  $    40,368,850  $   14,848,028  $   86,765,615  $     9,413,596  $    67,068,368   $    59,096,875
==============  ==============  ===============  ==============  ==============  ===============  ===============   ===============


$      147,960  $           --  $         3,474  $           --  $           --  $            --  $            --   $            --
==============  ==============  ===============  ==============  ==============  ===============  ===============   ===============


       600,002       1,050,002        1,200,002       1,400,002         800,002        1,100,002        3,000,002         3,000,002
       200,000         400,000        1,250,000         300,000       3,700,000          100,000          950,000         2,750,000
      (250,000)       (850,000)        (400,000)       (500,000)       (400,000)        (400,000)      (1,600,000)       (2,750,000)
--------------  --------------  ---------------  --------------  --------------  ---------------  ---------------   ---------------
       550,002         600,002        2,050,002       1,200,002       4,100,002          800,002        2,350,002         3,000,002
==============  ==============  ===============  ==============  ==============  ===============  ===============   ===============


                       See Notes to Financial Statements                Page 89

FIRST TRUST EXCHANGE-TRADED FUND

                                                                  First Trust                              First Trust
                                                              Dow Jones Internet                       DB Strategic Value
                                                                 Index(SM) Fund                            Index Fund
                                                ---------------------------------------------------------------------------------
                                                      For the Year        For the Year         For the Year         For the Year
                                                          Ended               Ended                Ended                Ended
                                                    December 31, 2009   December 31, 2008    December 31, 2009    December 31, 2008
                                                  ----------------------------------------------------------------------------------

OPERATIONS:
   Net investment income (loss)                    $     (165,911)   $        48,065       $       612,384     $        779,120
   Net realized gain (loss)                            (6,700,895)        (6,500,741)           (3,359,390)         (16,459,173)
   Net change in unrealized appreciation
      (depreciation)                                   27,167,822        (10,241,121)           16,222,958           (8,452,355)
                                                   --------------    ---------------       ---------------     ----------------
   Net increase (decrease) in net assets resulting
      from operations                                  20,301,016        (16,693,797)           13,475,952          (24,132,408)
                                                   --------------    ---------------       ---------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       --            (48,065)             (615,441)            (786,001)
   Return of capital                                           --             (1,660)                   --                   --
                                                   --------------    ---------------       ---------------     ----------------
   Total distributions to shareholders                         --            (49,725)             (615,441)            (786,001)
                                                   --------------    ---------------       ---------------     ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                           55,632,202         16,539,332            36,080,112           60,739,339
   Cost of shares redeemed                             (4,027,094)       (21,472,981)          (33,539,545)         (61,576,153)
                                                   --------------    ---------------       ---------------     ----------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                    51,605,108         (4,933,649)            2,540,567             (836,814)
                                                   --------------    ---------------       ---------------     ----------------

   Total increase (decrease) in net assets             71,906,124        (21,677,171)           15,401,078          (25,755,223)

NET ASSETS:
   Beginning of period                                 14,708,485         36,385,656            35,762,470           61,517,693
                                                   --------------    ---------------       ---------------     ----------------
   End of period                                   $   86,614,609    $    14,708,485       $    51,163,548     $     35,762,470
                                                   ==============    ===============       ===============     ================

   Accumulated net investment income (loss)
      at end of period                             $           --    $            --       $        13,083     $         16,119
                                                   ==============    ===============       ===============     ================

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period              1,050,002          1,450,002             2,400,002            2,550,002
   Shares sold                                          2,650,000            750,000             2,100,000            2,700,000
   Shares redeemed                                       (250,000)        (1,150,000)           (2,000,000)          (2,850,000)
                                                   --------------    ---------------       ---------------     ----------------
   Shares outstanding, end of period                    3,450,002          1,050,002             2,500,002            2,400,002
                                                   ==============    ===============       ===============     ================


Page 90                See Notes to Financial Statements

                                                                             First Trust                      First Trust
             First Trust                      First Trust                    NASDAQ-100-                        NASDAQ(R)
    Value Line(R) Equity Allocation     Value Line(R) Dividend            Ex-Technology Sector          Clean Edge(R) Green Energy
             Index Fund                     Index Fund                       Index(SM) Fund                   Index Fund
------------------------------------------------------------------------------------------------------------------------------------
 For the Year     For the Year    For the Year     For the Year    For the Year     For the Year     For the Year      For the Year
     Ended           Ended           Ended            Ended          Ended            Ended            Ended               Ended
 December 31,     December 31,    December 31,      December 31,   December 31,    December 31,     December 31,       December 31,
     2009            2008            2009             2008            2009            2008             2009               2008
----------------------------------------------------------------------------------------------------------------------------------


$       71,945 $      122,963  $      4,171,920  $   4,462,660   $       33,018  $        1,005   $       (42,039) $       (86,509)
    (1,566,547)    (1,813,174)      (19,463,309)    (30,544,023)       (274,109)     (1,174,536)      (15,488,353)      (8,981,107)
     3,266,470     (2,790,104)       40,298,153     (10,121,962)      2,513,932      (1,464,973)       28,253,714      (30,855,031)
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------

     1,771,868     (4,480,315)       25,006,764    (36,203,325)       2,272,841      (2,638,504)       12,723,322      (39,922,647)
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------


       (70,920)      (125,551)       (4,139,046)     (4,414,268)        (31,380)         (1,005)               --               --
            --             --                --              --              --            (335)               --               --
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------
       (70,920)      (125,551)       (4,139,046)     (4,414,268)        (31,380)         (1,340)               --               --
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------


     2,778,637      9,013,426        23,235,060      13,912,902       4,857,161       7,753,235        12,111,351       18,128,749
    (3,434,999)   (11,858,239)       (5,887,786)    (38,045,744)     (3,751,861)             --        (4,889,964)      (5,614,820)
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------

      (656,362)    (2,844,813)       17,347,274     (24,132,842)      1,105,300       7,753,235         7,221,387       12,513,929
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------

     1,044,586     (7,450,679)       38,214,992     (64,750,435)      3,346,761       5,113,391        19,944,709      (27,408,718)


     5,840,687     13,291,366       115,402,787     180,153,222       7,231,963       2,118,572        23,504,317       50,913,035
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------
$    6,885,273 $    5,840,687  $    153,617,779  $  115,402,787  $   10,578,724  $    7,231,963   $    43,449,026  $    23,504,317
============== ==============  ================  ==============  ==============  ==============   ===============  ===============


$        1,603 $          578  $         81,266  $       48,392  $        1,638  $           --   $            --  $            --
============== ==============  ================  ==============  ==============  ==============   ===============  ===============


       450,002        650,002         9,987,986      11,437,986         600,002         100,002         2,100,002        1,650,002
       200,000        500,000         2,050,000       1,200,000         300,000         500,000           950,000          800,000
      (250,000)      (700,000)         (550,000)     (2,650,000)       (300,000)             --          (350,000)        (350,000)
-------------- --------------  ----------------  --------------  --------------  --------------   ---------------  ---------------
       400,002        450,002        11,487,986       9,987,986         600,002         600,002         2,700,002        2,100,002
============== ==============  ================  ==============  ==============  ==============   ===============  ===============


                       See Notes to Financial Statements                Page 91

FIRST TRUST EXCHANGE-TRADED FUND

                                                                  First Trust
                                                                      S&P                                  First Trust
                                                                     REIT                                   ISE Water
                                                                  Index Fund                               Index Fund
                                                ------------------------------------------------------------------------------------

                                                      For the Year        For the Year         For the Year         For the Year
                                                          Ended               Ended                Ended                Ended
                                                    December 31, 2009   December 31, 2008    December 31, 2009    December 31, 2008
                                                  ----------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                     $     250,761      $      82,780       $       398,192      $       235,887
   Net realized gain (loss)                            (1,510,091)        (1,224,089)           (5,300,995)          (5,744,238)
   Net change in unrealized appreciation
      (depreciation)                                    3,426,166         (1,217,844)           10,860,501          (13,730,526)
                                                    -------------      -------------       ---------------      ---------------
   Net increase (decrease) in net assets resulting
      from operations                                   2,166,836         (2,359,153)            5,957,698          (19,238,877)
                                                    -------------      -------------       ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 (251,687)           (82,045)             (394,615)            (235,615)
   Return of capital                                      (22,048)                --                    --                   --
                                                    -------------      -------------       ---------------      ---------------
   Total distributions to shareholders                   (273,735)           (82,045)             (394,615)            (235,615)
                                                    -------------      -------------       ---------------      ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                           16,004,640          7,707,488             5,354,182           60,229,848
   Cost of shares redeemed                             (1,997,981)        (1,660,294)           (5,760,858)         (20,907,834)
                                                    -------------      -------------       ---------------      ---------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                    14,006,659          6,047,194              (406,676)          39,322,014
                                                    -------------      -------------       ---------------      ---------------

   Total increase (decrease) in net assets             15,899,760          3,605,996             5,156,407           19,847,522

NET ASSETS:
   Beginning of period                                  5,187,274          1,581,278            32,157,241           12,309,719
                                                    -------------      -------------       ---------------      ---------------
   End of period                                      $21,087,034        $ 5,187,274       $   37,313,648       $    32,157,241
                                                    =============      =============       ===============      ===============

   Accumulated net investment income (loss)
      at end of period                              $          --      $         735       $         3,849      $           272
                                                    =============      =============       ===============      ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period                550,002            100,002             2,050,002              550,002
   Shares sold                                          1,550,000            650,000               350,000            2,650,000
   Shares redeemed                                       (300,000)          (200,000)             (400,000)          (1,150,000)
                                                    -------------      -------------       ---------------      ---------------
   Shares outstanding, end of period                    1,800,002            550,002             2,000,002            2,050,002
                                                    =============      =============       ===============      ===============


(a)  Inception date.


Page 92                See Notes to Financial Statements

             First Trust                                                                                        First Trust
             ISE-Revere                         First Trust                        First Trust                  NASDAQ(R) ABA
             Natural Gas                        ISE Chindia                      Value Line(R) 100              Community Bank
             Index Fund                         Index Fund                    Exchange-Traded Fund              Index Fund
---------------------------------------------------------------------------------------------------------------------------------
 For the Year       For the Year    For the Year     For the Year      For the Year       For the Year          For the Period
     Ended             Ended           Ended            Ended            Ended              Ended              June 29, 2009 (a)
 December 31,       December 31,    December 31,      December 31,     December 31,      December 31,              through
     2009              2008            2009             2008              2009              2008               December 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


$       877,559  $      496,124   $       393,226   $      636,760    $      (51,697) $      (145,903)           $        41,248
    (16,133,113)    (25,681,982)       (7,886,218)     (24,216,781)       (4,969,496)     (56,160,541)                   (53,829)
     77,981,940     (28,462,419)       44,375,061      (35,314,697)       11,828,826      (26,736,162)                   367,915
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------

     62,726,386     (53,648,277)       36,882,069      (58,894,718)        6,807,633      (83,042,606)                   355,334
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------


       (942,177)       (496,336)         (393,226)        (723,411)               --               --                    (37,500)
        (15,658)             --              (149)          (7,375)               --               --                         --
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------
       (957,835)       (496,336)         (393,375)        (730,786)               --               --                    (37,500)
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------


    430,438,876     165,183,948        53,606,608       13,396,978         6,573,698       59,176,893                  5,285,767
    (65,047,038)    (85,018,202)       (5,792,265)     (21,838,899)      (28,773,841)    (105,222,443)                        --
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------

    365,391,838      80,165,746        47,814,343       (8,441,921)      (22,200,143)     (46,045,550)                 5,285,767
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------

    427,160,389      26,021,133        84,303,037      (68,067,425)      (15,392,510)    (129,088,156)                 5,603,601


     37,178,517      11,157,384        35,936,875      104,004,300        75,825,269      204,913,425                         --
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------
$   464,338,906  $   37,178,517   $   120,239,912   $   35,936,875    $   60,432,759  $    75,825,269            $     5,603,601
===============  ==============   ===============   ==============    ==============  ===============            ===============


$            --  $        6,195   $            --   $           --    $           --  $            --            $         3,748
===============  ==============   ===============   ==============    ==============  ===============            ===============


      3,150,002         500,002         3,050,002        3,750,002         8,189,982       11,439,982                         --
     27,350,000       6,150,000         2,950,000          550,000           700,000        3,750,000                    250,002
     (4,000,000)     (3,500,000)         (350,000)      (1,250,000)       (3,100,000)      (7,000,000)                        --
---------------  --------------   ---------------   --------------    --------------  ---------------            ---------------
     26,500,002       3,150,002         5,650,002        3,050,002         5,789,982        8,189,982                    250,002
===============  ==============   ===============   ==============    ==============  ===============            ===============


                       See Notes to Financial Statements                Page 93

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Dow Jones Select MicroCap Index(SM) Fund

                                                    For the          For the       For the         For the        For the Period
                                                  Year Ended       Year Ended    Year Ended      Year Ended   September 27, 2005 (a)
                                                 December 31,      December 31,  December 31,    December 31,        through
                                                    2009              2008          2007            2006       December 31, 2005
                                              -------------------------------------------------------------------------------------
Net asset value, beginning of period             $    14.74      $    22.35     $    23.92      $    20.73         $    20.00
                                                 ----------      ----------     ----------      ----------         ----------
Income from investment operations:
Net investment income (loss)                           0.09            0.17           0.16            0.06 (b)           0.03 (b)
Net realized and unrealized gain (loss)                2.97           (7.60)         (1.60)           3.19 (b)           0.72 (b)
                                                 ----------      ----------     ----------      ----------         ----------
Total from investment operations                       3.06           (7.43)         (1.44)           3.25               0.75
                                                 ----------      ----------     ----------      ----------         ----------

Distributions paid to shareholders from:
Net investment income                                 (0.10)          (0.17)         (0.13)          (0.06)             (0.02)
Return of capital                                     (0.00) (f)      (0.01)            --              --                 --
                                                 ----------      ----------     ----------      ----------         ----------
Total distributions                                   (0.10)          (0.18)        (0.13)           (0.06)             (0.02)
                                                 ----------      ----------     ----------      ----------         ----------
Net asset value, end of period                   $    17.70      $    14.74     $    22.35      $    23.92         $    20.73
                                                 ==========      ==========     ==========      ==========         ==========

TOTAL RETURN (c)                                     20.85%        (33.33)%        (6.02)%          15.69%              3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   18,679      $   14,077     $   17,993      $   16,865         $   39,492
Ratios to average net assets:
Ratio of total expenses to average net assets         0.94%           1.05%          1.35%           1.18%              1.44% (d)
Ratio of net expenses to average net assets           0.60%           0.60%          0.60%           0.60%              0.60% (d)
Ratio of net investment income (loss) to
average net assets                                    0.69%           0.79%          0.58%           0.24%              0.51% (d)
Portfolio turnover rate (e)                             86%             85%            11%             20%                 6%


First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
                                                                                                             For the Period
                                                    For the            For the            For the          March 9, 2006 (a)
                                                  Year Ended         Year Ended         Year Ended              through
                                               December 31, 2009  December 31, 2008  December 31, 2007     December 31, 2006
                                           -----------------------------------------------------------------------------------
Net asset value, beginning of period             $    13.09         $    20.20         $    23.51            $    20.00
                                                 ----------         ----------         ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.56               0.83               0.92                  0.59 (b)
Net realized and unrealized gain (loss)                1.19              (7.13)             (3.35)                 3.52 (b)
                                                 ----------         ----------         ----------            ----------
Total from investment operations                       1.75              (6.30)             (2.43)                 4.11
                                                 ----------         ----------         ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.57)             (0.81)             (0.88)                (0.60)
                                                 ----------         ----------         ----------            ----------

Net asset value, end of period                   $    14.27         $    13.09         $    20.20            $    23.51
                                                 ==========         ==========         ==========            ==========

TOTAL RETURN (c)                                     14.24%           (31.71)%           (10.64)%                20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   48,505         $   43,196         $   64,650            $   75,237
Ratios to average net assets:
Ratio of total expenses to average net assets         0.79%              0.72%              0.68%                  0.99% (d)
Ratio of net expenses to average net assets           0.45%              0.45%              0.45%                  0.45% (d)
Ratio of net investment income (loss) to
average net assets                                    4.64%              5.07%              3.87%                  3.55% (d)
Portfolio turnover rate (e)                             81%                56%                 9%                    9%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.


Page 94                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust US IPO Index Fund

                                                                                                                  For the Period
                                                    For the               For the               For the         April 12, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2009     December 31, 2008     December 31, 2007     December 31, 2006
                                           -----------------------------------------------------------------------------------------

Net asset value, beginning of period             $    14.09            $    25.36            $    22.20            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.59                  0.15                  0.05                  0.01 (b)
Net realized and unrealized gain (loss)                5.72                (11.27)                 3.17                  2.19 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                       6.31                (11.12)                 3.22                  2.20
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.32)                (0.14)                (0.06)                   --
Return of capital                                        --                 (0.01)                   --                    --
                                                 ----------            ----------            ----------            ----------
Total distributions                                   (0.32)                (0.15)                (0.06)                   --
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    20.08            $    14.09            $    25.36            $    22.20
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                     44.93%              (43.88)%                14.53%                 11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   11,043            $   8,454             $  26,633             $  19,981
Ratios to average net assets:
Ratio of total expenses to average net assets         1.34%                 1.02%                 1.06%                  1.44% (d)
Ratio of net expenses to average net assets           0.60%                 0.60%                 0.60%                  0.60% (d)
Ratio of net investment income (loss) to
average net assets                                    3.59%                 0.50%                 0.24%                  0.07% (d)
Portfolio turnover rate (e)                             30%                   62%                   11%                    26%


First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
                                                                                                                  For the Period
                                                    For the               For the               For the         April 19, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2009     December 31, 2008     December 31, 2007     December 31, 2006
                                           -----------------------------------------------------------------------------------------

Net asset value, beginning of period             $    12.37            $    22.08            $    20.12            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.05                  0.00 (f)             (0.02)                (0.01)(b)
Net realized and unrealized gain (loss)                7.32                 (9.70)                 1.98                  0.13 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                       7.37                 (9.70)                 1.96                  0.12
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.05)                (0.00)(f)                --                    --
Return of capital                                        --                 (0.01)                   --                    --
                                                 ----------            ----------            ----------            ----------
Total distributions                                   (0.05)                (0.01)                   --                    --
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    19.69            $    12.37            $    22.08            $    20.12
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                     59.54%                (43.96)%                9.74%                0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   40,369            $   14,848            $   30,911            $   26,158
Ratios to average net assets:
Ratio of total expenses to average net assets         0.67%                 0.88%                 0.95%                 1.31% (d)
Ratio of net expenses to average net assets           0.60%                 0.60%                 0.60%                 0.60% (d)
Ratio of net investment income (loss) to
average net assets                                    0.35%                 0.01%               (0.08)%                (0.07)%(d)
Portfolio turnover rate (e)                             36%                   39%                   15%                    1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 95

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                                                                                                For the Period
                                                    For the               For the               For the       April 19, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended            through
                                               December 31, 2009     December 31, 2008     December 31, 2007   December 31, 2006
                                           ---------------------------------------------------------------------------------------

Net asset value, beginning of period             $    11.77            $    21.50            $    19.97          $    20.00
                                                 ----------            ----------            ----------          ----------
Income from investment operations:
Net investment income (loss)                           0.01                    --                 (0.03)              (0.03)(b)
Net realized and unrealized gain (loss)                9.39                 (9.73)                 1.56                0.00 (b) (f)
                                                 ----------            ----------            ----------          ----------
Total from investment operations                       9.40                 (9.73)                 1.53               (0.03)
                                                 ----------            ----------            ----------          ----------

Distributions paid to shareholders from:
Net investment income                                 (0.01)                   --                    --                  --
Return of capital                                     (0.00) (f)               --                    --                  --
                                                 ----------            ----------            ----------          ----------
Total distributions                                   (0.01)                   --                    --                  --
                                                 ----------            ----------            ----------          ----------

Net asset value, end of period                   $    21.16            $    11.77            $    21.50          $    19.97
                                                 ==========            ==========            ==========          ==========

TOTAL RETURN (c)                                     79.89%              (45.26)%                 7.66%             (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   86,766            $    9,414            $   23,652          $   27,960
Ratios to average net assets:
Ratio of total expenses to average net assets         0.67%                 0.88%                 0.92%               1.37% (d)
Ratio of net expenses to average net assets           0.60%                 0.60%                 0.60%               0.60% (d)
Ratio of net investment income (loss) to
average net assets                                    0.16%               (0.01)%               (0.16)%             (0.20)% (d)
Portfolio turnover rate (e)                             35%                   33%                   10%                  7%


First Trust NYSE Arca Biotechnology Index Fund
                                                                                                                  For the Period
                                                    For the               For the               For the          June 19, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2009     December 31, 2008     December 31, 2007     December 31, 2006
                                           -----------------------------------------------------------------------------------------

Net asset value, beginning of period             $    19.70            $    24.41            $    23.55            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                          (0.16)                 0.18                 (0.10)                (0.07)(b)
Net realized and unrealized gain (loss)                9.00                 (4.62)                 0.96                  3.62 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                       8.84                 (4.44)                 0.86                  3.55
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                    --                 (0.18)                   --                    --
Return of capital                                        --                 (0.09)                   --                    --
                                                 ----------            ----------            ----------            ----------
Total distributions                                      --                 (0.27)                   --                    --
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    28.54            $    19.70            $    24.41            $    23.55
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                     44.87%              (18.33)%                 3.65%                17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   67,068            $   59,097            $   73,241            $   29,438
Ratios to average net assets:
Ratio of total expenses to average net assets         0.72%                 0.72%                 0.73%                  1.22% (d)
Ratio of net expenses to average net assets           0.60%                 0.60%                 0.60%                  0.60% (d)
Ratio of net investment income (loss) to
average net assets                                  (0.60)%                 0.67%               (0.60)%                (0.60)% (d)
Portfolio turnover rate (e)                             44%                   38%                   11%                     4%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.


Page 96                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Dow Jones Internet Index(SM) Fund

                                                                                                                  For the Period
                                                    For the               For the               For the          June 19, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2009     December 31, 2008     December 31, 2007     December 31, 2006
                                           -----------------------------------------------------------------------------------------

Net asset value, beginning of period             $    14.01            $    25.09            $    22.57            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                          (0.05)                 0.05                 (0.16)                (0.07)(b)
Net realized and unrealized gain (loss)               11.15                (11.08)                 2.68                  2.64 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                      11.10                (11.03)                 2.52                  2.57
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                    --                 (0.05)                   --                    --
Return of capital                                        --                 (0.00) (f)               --                    --
                                                 ----------            ----------            ----------            ----------
Total distributions                                      --                 (0.05)                   --                    --
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    25.11            $    14.01            $    25.09            $    22.57
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                     79.23%              (44.02)%                11.17%                12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   86,615             $  14,708            $   36,386            $   25,953
Ratios to average net assets:
Ratio of total expenses to average net assets         0.73%                 0.82%                 0.70%                 1.24% (d)
Ratio of net expenses to average net assets           0.60%                 0.60%                 0.60%                 0.60% (d)
Ratio of net investment income (loss) to
average net assets                                  (0.46)%                 0.21%               (0.42)%               (0.55)% (d)
Portfolio turnover rate (e)                             35%                   44%                    6%                    4%


First Trust DB Strategic Value Index Fund
                                                                                                                  For the Period
                                                    For the               For the               For the          July 6, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2009     December 31, 2008     December 31, 2007     December 31, 2006
                                            ---------------------------------------------------------------------------------------

Net asset value, beginning of period             $    14.90            $    24.12            $    22.06            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.28                  0.28                  0.20                  0.12 (b)
Net realized and unrealized gain (loss)                5.57                 (9.22)                 2.07                  2.03 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                       5.85                 (8.94)                 2.27                  2.15
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.28)                (0.28)                (0.21)                (0.09)
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    20.47            $    14.90            $    24.12            $    22.06
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                     39.43%              (37.23)%                10.26%                10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   51,164            $   35,762            $   61,518            $   17,650
Ratios to average net assets:
Ratio of total expenses to average net assets         0.87%                 0.72%                 1.12%                 2.59% (d)
Ratio of net expenses to average net assets           0.65%                 0.65%                 0.65%                 0.65% (d)
Ratio of net investment income (loss) to
average net assets                                    1.57%                 1.31%                 1.09%                 1.29% (d)
Portfolio turnover rate (e)                            171%                  157%                   10%                    4%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 97

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) Equity Allocation Index Fund

                                                                                                                  For the Period
                                                    For the               For the               For the        December 5, 2006 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2009     December 31, 2008     December 31, 2007     December 31, 2006
                                           -----------------------------------------------------------------------------------------

Net asset value, beginning of period             $    12.98            $    20.45            $    19.78            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.18                  0.25                  0.24                  0.03 (b)
Net realized and unrealized gain (loss)                4.23                 (7.47)                 0.68                 (0.25)(b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                       4.41                 (7.22)                 0.92                 (0.22)
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.18)                (0.25)                (0.25)                   --
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    17.21            $    12.98            $    20.45            $    19.78
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                      34.15%               (35.45)%                4.65%                (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    6,885            $    5,841            $   13,291            $   18,793
Ratios to average net assets:
Ratio of total expenses to average net assets         1.24%                 1.14%                 1.36%                 3.25% (d)
Ratio of net expenses to average net assets           0.70%                 0.70%                 0.70%                 0.70% (d)
Ratio of net investment income (loss) to
average net assets                                    1.24%                 1.29%                 1.04%                 1.82% (d)
Portfolio turnover rate (e)                            191%                  120%                   43%                    1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 98                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) Dividend Index Fund

                                                                                    For the Period
                                         For the        For the        For the       June 1, 2006          For the       For the
                                       Year Ended     Year Ended     Year Ended         through          Year Ended    Year Ended
                                      December 31,   December 31,   December 31,     December 31,         May 31,         May 31,
                                        2009            2008          2007              2006 (a)          2006 (a)       2005 (a)
                                   -------------------------------------------------------------------------------------------------

Net asset value, beginning of period $     11.55    $     15.75    $     16.77       $     16.55      $     17.24   $     16.13
                                     -----------    -----------    -----------       -----------      -----------   -----------

Income from investment
     operations:
Net investment income (loss)                0.38           0.45           0.44              0.24 (b)         0.43          0.41
Net realized and unrealized gain (loss)     1.82          (4.20)         (0.99)             2.10 (b)         1.00          1.99
                                     -----------    -----------    -----------       -----------      -----------   -----------

Total from investment operations            2.20          (3.75)         (0.55)             2.34             1.43          2.40
                                     -----------    -----------    -----------       -----------      -----------   -----------

Distributions paid to shareholders from:
Net investment income                      (0.38)         (0.45)         (0.47)            (0.63)           (0.42)        (0.37)
Net realized gains                            --             --             --             (1.49)           (1.70)        (0.92)
                                     -----------    -----------    -----------       -----------      -----------   -----------
Total distributions to shareholders        (0.38)         (0.45)         (0.47)            (2.12)           (2.12)        (1.29)
                                     -----------    -----------    -----------       -----------      -----------   -----------

Common Shares offering costs
     charged to paid-in capital               --             --             --                --               --         (0.00)(c)
                                     -----------    -----------    -----------       -----------      -----------   -----------

Net asset value, end of period       $     13.37    $     11.55    $     15.75       $     16.77      $     16.55   $     17.24
                                     ===========    ===========    ===========       ===========      ===========   ===========


TOTAL RETURN, BASED ON
     NET ASSET VALUE                      19.58% (e)    (24.17)%(e)     (3.42)% (e)       14.70% (e)(i)    10.26% (d)    16.05%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) $   153,618    $   115,403    $   180,153       $   451,642      $   536,258   $   558,705
Ratios to average net assets:
Ratio of total expenses to average
net assets                                 0.80%          0.84%          0.85%             0.94%(f)         0.93%         0.93%
Ratio of net expenses to average
net assets                                 0.70%          0.70%          0.70%             0.93%(f) (h)     0.93%         0.93%
Ratio of net investment income (loss)
     to average net assets                 3.30%          3.20%          2.37%             2.36%(f)         2.51%         2.45%
Portfolio turnover rate (g)                 101%           109%             5%               28%              58%           57%


(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See Reorganization History below.
(b) Per share amounts have been calculated using the average share method.
(c) Amount represents less than $0.01 per share.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(e) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(f) Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(h) The annualized expense ratio is capped at 0.70%. This ratio of 0.93% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.
(i) Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) Dividend Fund. See Reorganization History below.


REORGANIZATION HISTORY:
First Trust Value Line(R) Dividend Fund (the "Predeccessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predeccessor FVD Fund ceased trading on the AMEX (now known as NYSE Alternext US) on Friday, December 15, 2006 and FVD began trading on the AMEX on Monday, December 18, 2006 (effective November 6, 2008, FVD began trading on NYSE Arca), under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the Predecessor FVD fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund survive for financial reporting purposes.

                       See Notes to Financial Statements                Page 99

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

                                                                                                                  For the Period
                                                                          For the               For the        February 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2009     December 31, 2008     December 31, 2007
                                                                    ----------------------------------------------------------------

Net asset value, beginning of period                                   $    12.05            $    21.19            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.05                  0.01                 (0.01)
Net realized and unrealized gain (loss)                                      5.58                 (9.14)                 1.20
                                                                       ----------            ----------            ----------
Total from investment operations                                             5.63                 (9.13)                 1.19
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.05)                (0.01)                   --
Return of capital                                                           (0.00) (e)            (0.00) (e)               --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.05)                (0.01)                   --
                                                                       ----------            ----------            ----------
Net asset value, end of period                                         $    17.63            $    12.05            $    21.19
                                                                       ==========            ==========            ==========


TOTAL RETURN (b)                                                           46.74%               (43.09)%                5.95%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   10,579            $    7,232            $    2,119

Ratios to average net assets:
Ratio of total expenses to average net assets                               1.28%                 1.86%                 2.61% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to average net assets                 0.48%                 0.03%                (0.04)%(c)
Portfolio turnover rate (d)                                                   43%                   67%                   27%



First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
                                                                                                                  For the Period
                                                                          For the               For the        February 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2009     December 31, 2008     December 31, 2007
                                                                    ----------------------------------------------------------------

Net asset value, beginning of period                                   $    11.19            $    30.86            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.02)                (0.04)                (0.04)
Net realized and unrealized gain (loss)                                      4.92                (19.63)                10.90
                                                                       ----------            ----------            ----------
Total from investment operations                                             4.90                (19.67)                10.86
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    16.09            $    11.19            $    30.86
                                                                       ==========            ==========            ==========

TOTAL RETURN (b)                                                           43.79%              (63.74)%                54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   43,449            $   23,504            $   50,913
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.81%                 0.83%                 1.00% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to average net assets                (0.12)%               (0.21)%               (0.33)%(c)
Portfolio turnover rate (d)                                                   40%                   32%                    4%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) Amount represents less than $0.01 per share.


Page 100               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust S&P REIT Index Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2009     December 31, 2008     December 31, 2007
                                                                    ----------------------------------------------------------------

Net asset value, beginning of period                                  $      9.43            $    15.81            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.25                  0.31                  0.32 (b)
Net realized and unrealized gain (loss)                                      2.31                 (6.38)                (4.13)(b)
                                                                       ----------            ----------            ----------
Total from investment operations                                             2.56                 (6.07)                (3.81)
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.25)                (0.31)                (0.38)
Return of capital                                                           (0.02)                   --                    --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.27)                (0.31)                (0.38)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    11.72            $     9.43            $    15.81
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           28.00%              (38.87)%              (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   21,087            $    5,187            $    1,581
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.95%                 5.30%                 8.41% (d)
Ratio of net expenses to average net assets                                 0.50%                 0.50%                 0.50% (d)
Ratio of net investment income (loss) to average net assets                 3.39%                 3.40%                 2.73% (d)
Portfolio turnover rate (e)                                                   13%                   20%                   25%


First Trust ISE Water Index Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2009     December 31, 2008     December 31, 2007
                                                                    ----------------------------------------------------------------

Net asset value, beginning of period                                   $    15.69            $    22.38            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.19                  0.12                  0.04

Net realized and unrealized gain (loss)                                      2.97                 (6.69)                 2.38
                                                                       ----------            ----------            ----------
Total from investment operations                                             3.16                 (6.57)                 2.42
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.19)                (0.12)                (0.04)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    18.66            $    15.69            $    22.38
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           20.29%              (29.40)%                12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   37,314            $   32,157            $   12,310
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.72%                 0.77%                 1.68% (d)
Ratio of net expenses to average net assets                                 0.60%                 0.60%                 0.60% (d)
Ratio of net investment income (loss) to average net assets                 1.20%                 0.76%                 0.46% (d)
Portfolio turnover rate (e)                                                   44%                   45%                    3%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust ISE-Revere Natural Gas Index Fund

                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2009     December 31, 2008     December 31, 2007
                                                                    ----------------------------------------------------------------

Net asset value, beginning of period                                   $    11.80            $    22.31            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.07                  0.14                  0.03
Net realized and unrealized gain (loss)                                      5.72                (10.51)                 2.30
                                                                       ----------            ----------            ----------
Total from investment operations                                             5.79                (10.37)                 2.33
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.07)                (0.14)                (0.02)

Return of capital                                                           (0.00) (e)               --                    --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.07)                (0.14)                (0.02)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    17.52            $    11.80            $    22.31
                                                                       ==========            ==========            ==========

TOTAL RETURN (b)                                                           49.21%              (46.57)%                11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $  464,339            $   37,179            $   11,157
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.72%                 0.77%                 2.36%(c)
Ratio of net expenses to average net assets                                 0.60%                 0.60%                 0.60%(c)
Ratio of net investment income (loss) to average net assets                 0.53%                 0.77%                 0.32%(c)
Portfolio turnover rate (d)                                                   71%                  116%                    5%


First Trust ISE Chindia Index Fund
                                                                                                                  For the Period
                                                                          For the               For the           May 8, 2007 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2009     December 31, 2008     December 31, 2007
                                                                    ----------------------------------------------------------------

Net asset value, beginning of period                                   $    11.78            $    27.73            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.09                  0.17                  0.02
Net realized and unrealized gain (loss)                                      9.50                (15.92)                 7.73
                                                                       ----------            ----------            ----------
Total from investment operations                                             9.59                (15.75)                 7.75
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.09)                (0.20)                (0.02)
Return of capital                                                           (0.00) (e)            (0.00) (e)               --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.09)                (0.20)                (0.02)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    21.28            $    11.78            $    27.73
                                                                       ==========            ==========            ==========
TOTAL RETURN (b)                                                           81.58%              (56.98)%                38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                     $120,240             $  35,937              $104,004

Ratios to average net assets:
Ratio of total expenses to average net assets                               0.73%                 0.73%                 0.82% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to average net assets                 0.58%                 0.90%                 0.17% (c)
Portfolio turnover rate (d)                                                   47%                   39%                    2%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) Amount represents less than $0.01 per share.Trust Value Line(R) 100 Exchange-Traded Fund


Page 102               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) 100 Exchange-Traded Fund


                                                    For the          For the       For the           For the           For the
                                                  Year Ended       Year Ended     Year Ended        Year Ended        Year Ended
                                               December 31,       December 31,   December 31,       December 31,     December 31,
                                                    2009             2008          2007 (a)          2006 (a)           2005 (a)
                                              --------------------------------------------------------------------------------------

Net asset value, beginning of period            $      9.26       $     17.91     $     15.89       $     17.16       $     18.05
                                                -----------       -----------     -----------       -----------       -----------

Income from investment
     operations:
Net investment income (loss)                          (0.01)            (0.02)           1.02             (0.07)            (0.08)
Net realized and unrealized gain (loss)                1.19             (8.63)           2.06              0.68              2.00
                                                -----------       -----------     -----------       -----------       -----------
Total from investment operations                       1.18             (8.65)           3.08              0.61              1.92
                                                -----------       -----------     -----------       -----------       -----------

Distributions paid to shareholders from:
Net realized gains                                       --                --           (1.06)            (1.88)            (2.81)
                                                -----------       -----------     -----------       -----------       -----------
Common Shares offering costs
     charged to paid-in capital                          --                --              --                --                --
                                                -----------       -----------     -----------       -----------       -----------

Net asset value, end of period                  $     10.44       $      9.26     $     17.91       $     15.89       $     17.16
                                                ===========       ===========     ===========       ===========       ===========

TOTAL RETURN, BASED ON
     NET ASSET VALUE                                 12.74% (c)      (48.30)% (c)      19.91%(c)(f)       4.59% (b)        11.86%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $    60,433       $    75,825      $  204,913       $   277,902       $   300,049
Ratios to average net assets:
Ratio of total expenses to average net assets         0.85%             0.86%           0.89%             0.97%             0.95%
Ratio of net expenses to average net assets           0.70%             0.70%           0.83%(e)          0.97%             0.95%
Ratio of net investment income (loss)
     to average net assets                          (0.08)%           (0.11)%         (0.21)%           (0.40)%           (0.43)%
Portfolio turnover rate (d)                            235%              251%            111%              234%              240%


(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Reorganization History below.
(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) The annualized expense ratio is capped at 0.70%. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization of the First Trust Value Line(R) 100 Fund.
(f) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Reorganization History below.

REORGANIZATION HISTORY:
First Trust Value Line(R) 100 Fund (the "Predeccessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predeccessor FVL Fund ceased trading on the AMEX (now known as NYSE Alternext US) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday, June 18, 2007 (effective November 6, 2008, FVL began trading on NYSE
Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.


                       See Notes to Financial Statements                Page 103

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ(R) ABA Community Bank Index Fund

                                                                                            For the Period
                                                                                           June 29, 2009 (a)
                                                                                                through
                                                                                           December 31, 2009
                                                                                       ------------------------

Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                       0.16
Net realized and unrealized gain (loss)                                                            2.40
                                                                                             ----------
Total from investment operations                                                                   2.56
                                                                                             ----------


Distributions paid to shareholders from:
Net investment income                                                                             (0.15)
                                                                                             ----------


Net asset value, end of period                                                               $    22.41
                                                                                             ==========

TOTAL RETURN (b)                                                                                 12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                         $    5,604
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     2.67% (c)
Ratio of net expenses to average net assets                                                       0.60% (c)
Ratio of net investment income (loss) to average net assets                                       1.92% (c)
Portfolio turnover rate (d)                                                                         15%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 104                See Notes to Financial Statements

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

                                 1. Organization

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen exchange-traded funds:

First Trust Dow Jones Select MicroCap Index(SM) Fund  - (NYSE Arca, Inc. ticker "FDM")
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund - (NYSE Arca, Inc. ticker "FDL")
First Trust US IPO Index Fund - (NYSE Arca, Inc. ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW")
First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker "QTEC")
First Trust NYSE Arca Biotechnology Index Fund (1) - (NYSE Arca, Inc. ticker "FBT")
First Trust Dow Jones Internet Index(SM) Fund - (NYSE Arca, Inc. ticker "FDN")
First Trust DB Strategic Value Index Fund - (NYSE Arca, Inc. ticker "FDV")
First Trust Value Line(R) Equity Allocation Index Fund - (NYSE Arca, Inc. ticker "FVI")
First Trust Value Line(R) Dividend Index Fund - (NYSE Arca, Inc. ticker "FVD")
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - (NASDAQ ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (NASDAQ ticker "QCLN")
First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ticker "FRI")
First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG")
First Trust ISE Chindia Index Fund  - (NYSE Arca, Inc. ticker "FNI")
First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca, Inc. ticker "FVL")
First Trust NASDAQ(R) ABA Community Bank Index Fund - (NASDAQ ticker "QABA")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, and the First Trust NASDAQ(R) ABA Community Bank Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund                                                                    Index
First Trust Dow Jones Select MicroCap Index(SM) Fund                    Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                           IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 NASDAQ-100 Technology Sector Index(SM)
First Trust NYSE Arca Biotechnology Index Fund (1)                      NYSE Arca Biotechnology Index(SM) (1)
First Trust Dow Jones Internet Index(SM) Fund                           Dow Jones Internet Composite Index(SM)
First Trust DB Strategic Value Index Fund (2)                           Deutsche Bank CROCI(R) US+ Index(TM) (2)
First Trust Value Line(R) Equity Allocation Index Fund                  Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                           Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             NASDAQ(R) Clean Edge(R) Green Energy Index
First Trust S&P REIT Index Fund                                         S&P United States REIT Index
First Trust ISE Water Index Fund                                        ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                           ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                      ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund                      Value Line(R) 100 Index
First Trust NASDAQ(R) ABA Community Bank Index Fund                     NASDAQ OMX(R) ABA Community Bank Index(SM)

(1) The Fund was formerly known as the First Trust Amex(R) Biotechnology Index Fund and the Index was formerly known as the Amex(R) Biotechnology Index(SM). The changes to the Fund name and the underlying Index name had no effect on the investment strategies or risks of the Fund or the Index construction or methodology. The ticker symbol and CUSIP number remain the same.
(2) See Note 9 to Financial Statements for information regarding notice of termination of the Index license from Deutsche Bank AG effective June 21, 2010.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

            o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
            o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                  o  Quoted prices for similar securities in active markets.
                  o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                  o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                  o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
            o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of December 31, 2009, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended December 31, 2009 was as follows:

                                                                                             Distributions  Distributions
                                                                         Distributions paid  paid           paid
                                                                         from Ordinary       from Capital   from Return
                                                                         Income              Gains          of Capital
                                                                       ---------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                     $      95,349         $       --     $  3,442
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                   1,912,571                 --           --
First Trust US IPO Index Fund                                                  177,486                 --           --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                            81,000                 --           --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                         47,396                 --        4,284
First Trust NYSE Arca Biotechnology Index Fund                                      --                 --           --
First Trust Dow Jones Internet Index(SM) Fund                                       --                 --           --
First Trust DB Strategic Value Index Fund                                      615,441                 --           --
First Trust Value Line(R) Equity Allocation Index Fund                          70,920                 --           --
First Trust Value Line(R) Dividend Index Fund                                4,139,046                 --           --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                      31,380                 --           --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                         --                 --           --
First Trust S&P REIT Index Fund                                                251,687                 --       22,048
First Trust ISE Water Index Fund                                               394,615                 --           --
First Trust ISE-Revere Natural Gas Index Fund                                  942,177                 --       15,658
First Trust ISE Chindia Index Fund                                             393,226                 --          149
First Trust Value Line(R) 100 Exchange-Traded Fund                                  --                 --           --
First Trust NASDAQ(R) ABA Community Bank Index Fund                             37,500                 --           --

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

The tax character of distributions paid by each Fund (with the exception of First Trust NASDAQ(R) ABA Community Bank Index Fund, which had an inception date of June 29, 2009) during the year ended December 31, 2008 were as follows:

                                                                 Distributions        Distributions        Distributions
                                                                    paid from             paid               paid from
                                                                    Ordinary          from Capital           Return of
                                                                     Income               Gains               Capital
                                                               ------------------  ------------------   ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund             $     134,425       $             --      $        4,281
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           2,534,302                     --                  --
First Trust US IPO Index Fund                                          100,763                     --               7,057
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     2,020                     --               7,600
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     --                     --                  --
First Trust Amex(R) Biotechnology Index Fund                           391,584                     --             201,756
First Trust Dow Jones Internet Index(SM) Fund                           48,065                     --               1,660
First Trust DB Strategic Value Index Fund                              786,001                     --                  --
First Trust Value Line(R) Equity Allocation Index Fund                 125,551                     --                  --
First Trust Value Line(R) Dividend Index Fund                        4,414,268                     --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               1,005                     --                 335
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 --                     --                  --
First Trust S&P REIT Index Fund                                         82,045                     --                  --
First Trust ISE Water Index Fund                                       235,615                     --                  --
First Trust ISE-Revere Natural Gas Index Fund                          496,336                     --                  --
First Trust ISE Chindia Index Fund                                     723,411                     --               7,375
First Trust Value Line(R) 100 Exchange-Traded Fund                          --                     --                  --

As of December 31, 2009, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                           Accumulated
                                                                 Undistributed      Net Unrealized         Capital and
                                                                   Ordinary          Appreciation             Other
                                                                    Income          (Depreciation)         Gain (Loss)
                                                             ---------------------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund             $       --        $     (275,692)       $  (6,631,735)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           23,132             2,877,992          (32,249,623)
First Trust US IPO Index Fund                                       147,960               199,143           (4,932,700)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  3,474             3,574,592           (6,924,836)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  --             8,354,935           (4,069,666)
First Trust NYSE Arca Biotechnology Index Fund                           --            (1,663,621)          (7,848,713)
First Trust Dow Jones Internet Index(SM) Fund                            --             8,970,432           (7,610,392)
First Trust DB Strategic Value Index Fund                            13,083             3,993,803          (23,870,864)
First Trust Value Line(R) Equity Allocation Index Fund                1,603             1,133,394           (5,026,846)
First Trust Value Line(R) Dividend Index Fund                        81,266             9,832,062          (46,160,757)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            1,638               482,148           (1,259,513)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              --            (3,960,578)         (13,863,414)
First Trust S&P REIT Index Fund                                          --               884,913             (210,390)
First Trust ISE Water Index Fund                                      3,849            (2,846,576)          (7,964,314)
First Trust ISE-Revere Natural Gas Index Fund                            --            40,266,804          (40,342,505)
First Trust ISE Chindia Index Fund                                       --             6,009,501          (23,059,021)
First Trust Value Line(R) 100 Exchange-Traded Fund                       --             7,736,028          (84,087,862)
First Trust NASDAQ(R) ABA Community Bank Index Fund                   3,748               349,648              (35,562)


D. Income Taxes

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009


The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2006, 2007, 2008, and 2009 remain open to federal and state audit. As of December 31, 2009, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At December 31, 2009 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                     Capital Loss Capital Loss Capital Loss Capital Loss Capital Loss
                                                     Available    Available    Available    Available    Available     Total
                                                     Through      Through      Through      Through      Through       Capital Loss
                                                     2013         2014         2015         2016         2017          Available
                                                     -------------------------------------------------------------------------------
First Trust Dow Jones Select MicroCap
     Index(SM) Fund                                  $      --    $  1,604,481 $   910,503  $    902,807 $  3,213,944  $  6,631,735
First Trust Morningstar(R) Dividend Leaders(SM)
     Index Fund                                         52,755         202,279     198,670    14,962,284   16,833,635    32,249,623
First Trust US IPO Index Fund                               --         303,759     740,683     2,682,788    1,134,862     4,862,092
First Trust NASDAQ-100 Equal Weighted
     Index(SM) Fund                                         --          15,480     271,083     1,957,170    4,681,103     6,924,836
First Trust NASDAQ-100-Technology Sector
     Index(SM) Fund                                         --          95,862     535,229     1,421,664    2,016,911     4,069,666
First Trust NYSE Arca Biotechnology Index Fund              --              --          --     2,061,136    5,787,577     7,848,713
First Trust Dow Jones Internet Index(SM) Fund               --              --          --     6,446,426    1,163,966     7,610,392
First Trust DB Strategic Value Index Fund                   --          45,432     831,336    11,401,861   11,336,270    23,614,899
First Trust Value Line(R) Equity Allocation
      Index Fund                                            --              --   1,439,101     1,168,041    2,419,704     5,026,846
First Trust Value Line(R) Dividend Index Fund               --              --   4,488,019    21,855,796   19,636,444    45,980,259
First Trust NASDAQ-100 Ex-Technology Sector
     Index(SM) Fund                                         --              --       7,779       143,597    1,051,894     1,203,270
First Trust NASDAQ(R) Clean Edge(R) Green Energy
     Index Fund                                             --              --     141,332     4,246,707    7,483,633    11,871,672
First Trust S&P REIT Index Fund                             --              --      10,162        14,326      185,902       210,390
First Trust ISE Water Index Fund                            --              --         592       318,246    5,768,328     6,087,166
First Trust ISE-Revere Natural Gas Index Fund               --              --       5,274     7,264,703   32,569,413    39,839,390
First Trust ISE Chindia Index Fund                          --              --          --    11,116,593   11,686,955    22,803,548
First Trust Value Line(R) 100 Exchange-Traded Fund          --              --   6,804,100    47,805,834   29,477,928    84,087,862
First Trust NASDAQ(R) ABA Community Bank Index Fund         --              --          --            --        4,787         4,787

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended December 31, 2009, the following Funds incurred and elected to defer net capital losses as follows:

                                                                               Post-October Losses
                                                                             -----------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                             $          --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                                  --
First Trust US IPO Index Fund                                                           70,608
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                        --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                     --
First Trust NYSE Arca Biotechnology Index Fund                                              --
First Trust Dow Jones Internet Index(SM) Fund                                               --
First Trust DB Strategic Value Index Fund                                              255,965
First Trust Value Line(R) Equity Allocation Index Fund                                      --
First Trust Value Line(R) Dividend Index Fund                                          180,498
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              56,243
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          1,991,742
First Trust S&P REIT Index Fund                                                             --
First Trust ISE Water Index Fund                                                     1,877,148
First Trust ISE-Revere Natural Gas Index Fund                                          503,115
First Trust ISE Chindia Index Fund                                                     255,473
First Trust Value Line(R) 100 Exchange-Traded Fund                                          --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                     30,775

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net asset were not affected by these adjustments. For the period ended December 31, 2009, the adjustments of each Fund were as follows:

                                                                      Accumulated           Accumulated Net
                                                                    Net Investment       Realized Gain (Loss)           Paid-in
                                                                     Income (Loss)          on Investments              Capital
                                                                  -------------------  ------------------------   ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $    (4,242)      $             (226)      $        4,468
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                    733                  277,525             (278,258)
First Trust US IPO Index Fund                                              (1,213)               1,702,558           (1,701,345)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                           --                  251,820             (251,820)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        --                 (453,112)             453,112
First Trust NYSE Arca Biotechnology Index Fund                            366,386               (8,377,567)           8,011,181
First Trust Dow Jones Internet Index(SM) Fund                             165,911                1,474,343           (1,640,254)
First Trust DB Strategic Value Index Fund                                      21               (3,330,959)           3,330,938
First Trust Value Line(R) Equity Allocation Index Fund                         --                 (624,846)             624,846
First Trust Value Line(R) Dividend Index Fund                                  --                  307,468             (307,468)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                     --                 (108,973)             108,973
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                42,039                2,879,400           (2,921,439)
First Trust S&P REIT Index Fund                                               191                  665,987             (666,178)
First Trust ISE Water Index Fund                                               --                  636,982             (636,982)
First Trust ISE-Revere Natural Gas Index Fund                              58,423               (3,926,467)           3,868,044
First Trust ISE Chindia Index Fund                                             --                1,742,280           (1,742,280)
First Trust Value Line(R) 100 Exchange-Traded Fund                         51,697               (2,178,099)           2,126,402
First Trust NASDAQ(R)ABA Community Bank Index Fund                             --                       --                   --

E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. First Trust Portfolios L.P. ("FTP") or First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Fund                                                            Licensor
First Trust Dow Jones Select MicroCap Index(SM) Fund            Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund      Morningstar, Inc.
First Trust US IPO Index Fund                                   IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund            The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund         The NASDAQ Stock Market,
Inc. First Trust NYSE Arca Biotechnology Index Fund             NYSE Euronext .
First Trust Dow Jones Internet Index(SM) Fund                   Dow Jones & Company, Inc.
First Trust DB Strategic Value Index Fund (1)                   Deutsche Bank AG (1)
First Trust Value Line(R) Equity Allocation Index Fund          Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund      The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     The NASDAQ Stock Market, Inc./Clean Edge, Inc.
First Trust S&P REIT Index Fund                                 Standard & Poor's
First Trust ISE Water Index Fund                                International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                   International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                              International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing, Inc.(R)
First Trust NASDAQ(R) ABA Community Bank Index Fund             The NASDAQ Stock Market, Inc.

(1) See Note 9 to Financial Statements for information regarding notice of termination of the Index license from Deutsche Bank AG effective June 21, 2010.


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                % of Average
                                                              Daily Net Assets
                                                           ---------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           0.30%
First Trust US IPO Index Fund                                        0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index(SM) Fund                        0.40%
First Trust DB Strategic Value Index Fund                            0.50%
First Trust Value Line(R) Equity Allocation Index Fund               0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust ISE Water Index Fund                                     0.40%
First Trust ISE-Revere Natural Gas Index Fund                        0.40%
First Trust ISE Chindia Index Fund                                   0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap").

                                                                Expense Cap
                                                           -------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          0.45%
First Trust US IPO Index Fund                                       0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund             0.60%
First Trust NYSE Arca Biotechnology Index Fund                      0.60%
First Trust Dow Jones Internet Index(SM) Fund                       0.60%
First Trust DB Strategic Value Index Fund                           0.65%
First Trust Value Line(R) Equity Allocation Index Fund              0.70%
First Trust Value Line(R) Dividend Index Fund                       0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund          0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund         0.60%
First Trust S&P REIT Index Fund                                     0.50%
First Trust ISE Water Index Fund                                    0.60%
First Trust ISE-Revere Natural Gas Index Fund                       0.60%
First Trust ISE Chindia Index Fund                                  0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                  0.70%
First Trust NASDAQ(R) ABA Community Bank Index Fund                 0.60%

Except for the First Trust NASDAQ(R) ABA Community Bank Index Fund, which has an Expense Cap Termination Date of June 30, 2011, each Fund's Expense Cap will be in effect until the Expense Cap Termination Date of May 15, 2010. First Trust has entered into an agreement with the Trust that allows First Trust to recover from the Funds any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement. However, First Trust's ability to recover such amounts is limited to the extent that it would not

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the period ended December 31, 2009 and the expenses borne by the Advisor subject to reimbursement by each Fund for the periods indicated were as follows:

                                                                            Expenses Borne by Advisor Subject to Reimbursement
                                                                          ----------------------------------------------------
                                                                                Period       Period        Period
                                                    Advisory                    Ended        Ended         Ended
                                                       Fee         Expense     December     December      December
                                                     Waivers    Reimbursement  31, 2007     31, 2008      31, 2009    Total
                                                -------------------------------------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM)
     Fund                                           $  48,917  $       --    $  137,185     $    68,793   $   48,917   $  254,895
First Trust Morningstar(R) Dividend Leaders(SM)
     Index Fund                                       120,419      16,647       199,880         139,071      137,066      476,017
First Trust US IPO Index Fund                          36,420      30,870       113,731          80,132       67,290      261,153
First Trust NASDAQ-100 Equal Weighted Index(SM)
     Fund                                              16,264          --        86,008          62,497       16,264      164,769
First Trust NASDAQ-100-Technology Index(SM) Fund       20,687          --        75,489          41,362       20,687      137,538
First Trust NYSE Arca Biotechnology Index Fund         70,966          --        65,395          71,442       70,966      207,803
First Trust Dow Jones Internet Index(SM) Fund          46,260          --        54,768          51,795       46,260      152,823
First Trust DB Strategic Value Index Fund              86,736          --       172,875          41,333       86,736      300,944
First Trust Value Line(R) Equity Allocation Index
     Fund                                              28,919       2,357        98,378          42,356       31,276      172,010
First Trust Value Line(R) Dividend Index Fund         125,081          --       392,894         198,186      125,081      716,161
First Trust NASDAQ-100 Ex-Technology Sector
     Index(SM) Fund                                    27,685      19,062        61,242          44,692       46,747      152,681
First Trust NASDAQ(R) Clean Edge(R) Green Energy
     Index Fund                                        74,427          --        77,233          96,621       74,427      248,281
First Trust S&P REIT Index Fund                        22,199      84,959       108,608         117,085      107,158      332,851
First Trust ISE Water Index Fund                       40,314          --        57,664          53,268       40,314      151,246
First Trust ISE-Revere Natural Gas Index Fund         195,399          --        59,322         109,371      195,399      364,092
First Trust ISE Chindia Index Fund                     90,414          --        61,221          91,365       90,414      243,000
First Trust Value Line(R) 100 Exchange-Traded Fund     97,391          --       132,258         221,381       97,391      451,030
First Trust NASDAQ(R) ABA Community Bank Index Fund     8,611      35,683            --              --       44,294       44,294

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.*

PNC Global Investment Servicing (U.S.) Inc. provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.*

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman served two-year terms ending December 31, 2009, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.


* See Note 9 to Financial Statements for information regarding the pending stock purchase agreement between The PNCFinancial Services Group, Inc. and The Bank of New York Mellon Corporation.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009


4. Purchases and Sales of Securities

For the period ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                               Purchases                Sales
                                                                           -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                       $   12,606,561         $    12,616,706
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                     32,568,896              32,614,217
First Trust US IPO Index Fund                                                   2,839,286               2,697,449
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                            8,745,109               8,737,277
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        10,695,692              10,633,680
First Trust NYSE Arca Biotechnology Index Fund                                 27,003,223              26,808,587
First Trust Dow Jones Internet Index(SM) Fund                                  13,251,269              13,519,489
First Trust DB Strategic Value Index Fund                                      66,792,969              66,786,130
First Trust Value Line(R) Equity Allocation Index Fund                         11,018,623              11,027,826
First Trust Value Line(R) Dividend Index Fund                                 127,328,162             127,321,412
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                      3,025,711               3,027,057
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                    14,028,725              14,129,233
First Trust S&P REIT Index Fund                                                 1,180,173               1,039,550
First Trust ISE Water Index Fund                                               14,481,753              14,520,256
First Trust ISE-Revere Natural Gas Index Fund                                 120,014,566             119,358,909
First Trust ISE Chindia Index Fund                                             31,623,584              31,653,583
First Trust Value Line(R) 100 Exchange-Traded Fund                            154,163,217             154,490,043
First Trust NASDAQ(R) ABA Community Bank Index Fund                               621,528                 607,132

For the period ended December 31, 2009 the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                               Purchases                Sales
                                                                           -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                       $    1,601,840        $             --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                      3,202,745               1,469,912
First Trust US IPO Index Fund                                                   2,308,331               3,023,870
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                           22,062,013               7,315,720
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        68,879,265               7,444,828
First Trust NYSE Arca Biotechnology Index Fund                                 25,206,567              39,539,245
First Trust Dow Jones Internet Index(SM) Fund                                  55,733,381               4,031,231
First Trust DB Strategic Value Index Fund                                      35,838,040              33,323,024
First Trust Value Line(R) Equity Allocation Index Fund                          2,771,393               3,424,355
First Trust Value Line(R) Dividend Index Fund                                  23,161,990               5,833,333
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                      4,857,397               3,751,331
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                    12,148,431               4,897,126
First Trust S&P REIT Index Fund                                                15,797,914               1,932,152
First Trust ISE Water Index Fund                                                5,342,495               5,741,450
First Trust ISE-Revere Natural Gas Index Fund                                 429,620,434              64,745,288
First Trust ISE Chindia Index Fund                                             53,528,229               5,789,313
First Trust Value Line(R) 100 Exchange-Traded Fund                              6,574,817              28,741,905
First Trust ABA(R) NASDAQ Community Bank Index Fund                             5,274,828                      --


                   5. Creation, Redemption & Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009


          Number of Securities              Creation
           in a Creation Unit            Transaction Fee
       --------------------------      -------------------
                  1-100                        $500
                101-200                      $1,000
                201-300                      $1,500
                301-400                      $2,000
                401-500                      $2,500
                501-600                      $3,000
                601-700                      $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

            Number of Securities             Redemption
             in a Creation Unit            Transaction Fee
         --------------------------      -------------------
                      1-100                      $500
                    101-200                    $1,000
                    201-300                    $1,500
                    301-400                    $2,000
                    401-500                    $2,500
                    501-600                    $3,000
                    601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2010 (except for the First Trust NASDAQ(R) ABA Community Bank Index Fund which will not pay 12b-1 fees any time before June 30, 2011).


                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009


                              8. Concentration Risk

Each Fund may be concentrated in stocks of companies in an individual industry or sector if the Fund's corresponding index is concentrated in an individual industry or sector. You should be aware that an investment in a portfolio that is concentrated in an individual industry or sector involves additional risk, including limited diversification.


                              9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through February 26, 2010, the date the financial statements were issued, and has determined subsequent events as follows:

FIRST TRUST DB STRATEGIC VALUE INDEX FUND - NOTICE OF TERMINATION OF UNDERLYING INDEX LICENSE FROM INDEX PROVIDER EFFECTIVE JUNE 21, 2010

The First Trust DB Strategic Value Index Fund currently seeks investment results that correspond generally to the price and yield (before fees and expenses) of the Deutsche Bank CROCI(R) US+ Index(TM) ("Index") pursuant to a license agreement dated June 30, 2006 (the "License Agreement"), by and between Deutsche Bank AG, London Branch (the "Index Provider") and First Trust Advisors L.P. ("First Trust"), the Fund's investment manager. Pursuant to the terms of the License Agreement, the Index Provider has provided written notice to First Trust of the termination of the License Agreement, to be effective June 21, 2010. Per the Fund's prospectus, the Board will seek to engage a replacement index, if practicable. First Trust is currently evaluating the impact of the termination of the License Agreement on the Fund and has commenced seeking an alternative index for the Fund to track, as well as considering additional options for the Fund. There is no assurance that a suitable replacement index will be found.

PENDING STOCK PURCHASE AGREEMENT BETWEEN PNC FINANCIAL SERVICES GROUP, INC. AND THE BANK OF NEW YORK MELLON CORPORATION

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Services Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNC Global Investment Servicing (U.S.)Inc., PFPC Trust Company and PFPC Distributors, Inc. and PNC has indicated that it is expected to close in the third quarter of 2010.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund, comprised of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund (formerly known as First Trust Amex(R) Biotechnology Index Fund), First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund (collectively, the "Funds"), including the portfolios of investments, as of December 31, 2009, the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Funds' custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the First Trust Exchange-Traded Fund as of December 31, 2009, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
February 26, 2010

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

                         Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how the Funds voted proxies relating to portfolio securities during the period ended June 30, 2009 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


                               Portfolio Holdings

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


Federal Tax Information

For the taxable year ended December 31, 2009, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                   Dividends Received Deduction
                                                               ------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                            100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                      100%
First Trust US IPO Index Fund                                                   100%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                            100%
First Trust NASDAQ-100-Technology Index Fund                                    100%
First Trust NYSE Arca Biotechnology Index Fund                                   --
First Trust Dow Jones Internet Index(SM) Fund                                    --
First Trust DB Strategic Value Index(SM) Fund                                   100%
First Trust Value Line(R) Equity Allocation Index Fund                          100%
First Trust Value Line(R) Dividend Index Fund                                   100%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                      100%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                      --
First Trust S&P REIT Index Fund                                                  --
First Trust ISE Water Index Fund                                                100%
First Trust ISE-Revere Natural Gas Index Fund                                   100%
First Trust ISE Chindia Index Fund                                               --
First Trust Value Line(R) 100 Exchange-Traded Fund                               --
First Trust NASDAQ(R) ABA Community Bank Index Fund                             100%


For the taxable year ended December 31, 2009, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                     Qualified Dividend Income
                                                                 ---------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                            100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                      100%
First Trust US IPO Index Fund                                                   100%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                            100%
First Trust NASDAQ-100-Technology Index(SM) Fund                                100%
First Trust NYSE Arca Biotechnology Index Fund                                   --
First Trust Dow Jones Internet Index Fund                                        --
First Trust DB Strategic Value Index Fund                                       100%
First Trust Value Line(R) Equity Allocation Index Fund                          100%
First Trust Value Line(R) Dividend Index Fund                                   100%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                      100%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                      --
First Trust S&P REIT Index Fund                                                  --
First Trust ISE Water Index Fund                                                100%
First Trust ISE-Revere Natural Gas Index Fund                                   100%
First Trust ISE Chindia Index Fund                                              100%
First Trust Value Line(R) 100 Exchange-Traded Fund                               --
First Trust NASDAQ(R) ABA Community Bank Index Fund                             100%

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               December 31, 2009

                              Licensing Information

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund, based on the Dow Jones Internet Composite Index(SM), are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

IPOX is a trademark of IPOX Schuster LLC. IPOX IPO Indexes and Derivatives (patent pending).

NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in anyway as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The NYSE Arca Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust Advisors L.P. or the First Trust DB Strategic Value Index Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

"Value Line(R)", "Value Line(R) Equity Allocation Index(TM)", "Value Line(R) Dividend Index(TM)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust Advisors L.P. on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund, based on the Value Line(R) Equity Allocation Index(TM), the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index(TM) and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index(TM), are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
Board of Trustees and Officers (Unaudited)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                December 31, 2009

Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                   Number of
                                                                                                  Portfolios in
                                        Term of Office                                            the First Trust     Other
Name, Address,                          and Year First                                            Fund Complex   Trusteeships or
Date of Birth and                       Elected or          Principal Occupations                 Overseen by     Directorships
Position with the Trust                 Appointed           During Past 5 Years                     Trustee      Held by Trustee
                              INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee            o  Indefinite Term  Physician; President, Wheaton               61       None
c/o First Trust Advisors L.P.                               Orthopedics; Co-Owner and Co-Director
120 E. Liberty Drive,                   o  Since Inception  (January 1996 to May 2007), Sports Med
  Suite 400                                                 Center for Fitness; Limited Partner,
Wheaton, IL 60187                                           Gundersen Real Estate Limited
D.O.B.: 04/51                                               Partnership; Member, Sportsmed LLC


Thomas R. Kadlec, Trustee               o  Indefinite Term  Senior Vice President and Chief Financial   61       Director of ADM
c/o First Trust Advisors L.P.                               Officer (May 2007 to Present), Vice                  Investor Services,
120 E. Liberty Drive,                   o  Since Inception  President and Chief Financial Officer                Inc. and Director
  Suite 400                                                 (1990 to May 2007), ADM Investor                     of Archer
Wheaton, IL 60187                                           Services, Inc. (Futures Commission                   Financial Services,
D.O.B.: 11/57                                               Merchant)                                            Inc.

Robert F. Keith, Trustee                o  Indefinite Term  President (2003 to Present), Hibs           61       None
c/o First Trust Advisors L.P.                               Enterprises (Financial and Management
120 E. Liberty Drive,                   o  Since Inception  Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee                o Indefinite Term   President (June 2002 to Present), Covenant  61       Director of
c/o First Trust Advisors L.P.                               College                                              Covenant
120 E. Liberty Drive,                   o Since Inception                                                        Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/5


                               INTERESTED TRUSTEE

James A. Bowen(1), Trustee, President,  o Indefinite Term   President, First Trust Advisors L.P. and    61       Trustee of
Chairman of the Board and CEO                               First Trust Portfolios L.P.; Chairman of the         Wheaton College
120 E. Liberty Drive,                   o Since Inception   Board of Directors, BondWave LLC
  Suite 400                                                 (Software Development Company/
Wheaton, IL 60187                                           Investment Advisor) and Stonebridge
D.O.B.: 09/55                                               Advisors LLC (Investment Advisor)

__________________________
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as
President of First Trust Advisors L.P., investment advisor of the Trust


                                                                        Page 119




-------------------------------------------------------------------------------
Board of Trustees and Officers (Unaudited) (Continued)
-------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                                December 31, 2009

                        Position and                    Term of Office
Name, Address           Offices                          and Length of         Principal Occupations
and Date of Birth       with Trust                         Service             During Past 5 Years

                        OFFICERS WHO ARE NOT TRUSTEES(2)

Mark R. Bradley         Treasurer, Controller, Chief   o  Indefinite Term      Chief Financial Officer, First Trust Advisors L.P.
120 E. Liberty Drive,   Financial Officer and Chief                            and First Trust Portfolios L.P.; Chief Financial
  Suite 400             Accounting Officer             o  Since Inception      Officer, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor) and Stonebridge
D.O.B.: 11/57                                                                  Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary            o  Indefinite Term      Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                          Present), Associate Counsel (March 2006 to
  Suite 400                                            o  Since June 2009      October 2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                              Trust Portfolios L.P.; Associate Attorney
D.O.B.: 08/76                                                                  (November 2003 to March 2006), Doyle & Bolotin Ltd.,

James M. Dykas          Assistant Treasurer            o  Indefinite Term      Senior Vice President (April 2007 to Present), Vice
120 E. Liberty Drive,                                                          President (January 2005 to April 2007), First Trust
  Suite 400                                            o  Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
    D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Compliance Officer                                     Trust Portfolios L.P.; Secretary, BondWave LLC
  Suite 400                                            o  Since Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President                 o  Indefinite Term      Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                          Present), Vice President (April 2004 to September
  Suite 400                                            o  Since Inception      2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President       o  Indefinite Term      Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
  Suite 400                                            o  Since July 2008      L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                              Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                  Stanley Investment Management

Kristi A. Maher         Assistant Secretary            o Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   and Deputy Chief               o Assistant Secretary   Assistant General Counsel (March 2004 to May
     Suite 400           Compliance Officer              since June 2006       2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                      o Deputy Chief          Portfolios L.P.
D.O.B.: 12/66                                            Compliance Officer
                                                         Since November 2009

Roger F. Testin         Vice President                 o  Indefinite Term      Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2001 to November 2003),
  Suite 400                                            o  Since Inception      First Trust Advisors L. P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 06/66

Stan Ueland             Vice President                 o Indefinite Term       Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                          Advisors L.P. and First Trust Portfolios L.P; Vice
  Suite 400                                            o  Since Inception      President (May 2004 to August 2005), BondWave
Wheaton, IL 60187                                                              LLC (Software Development Company/Investment
    D.O.B.: 11/70                                                              Advisor)
__________________________

2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

-------------------------------------------------------------------------------
RISK CONSIDERATIONS (Unaudited)
-------------------------------------------------------------------------------


RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT 1-800-621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Risk Considerations:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

-------------------------------------------------------------------------------
RISK CONSIDERATIONS (Unaudited) (Continued)
-------------------------------------------------------------------------------

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust US IPO Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust DB Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

-------------------------------------------------------------------------------
RISK CONSIDERATIONS (Unaudited) (Continued)
-------------------------------------------------------------------------------

With the exception of First Trust DB Strategic Value Index Fund and First Trust Dow Jones Select MicroCap Index(SM) Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Water Index Fund and the First Trust Value Line(R) 100 Exchange-Traded Fund, involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.


     NOT FDIC INSURED          NOT BANK GUARANTEED          MAY LOSE VALUE

-------------------------------------------------------------------------------
PRIVACY POLICY
-------------------------------------------------------------------------------


                        First Trust Exchange-Traded Fund
                         December 31, 2009 (Unaudited)


                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

I. SOURCES OF INFORMATION

      We collect nonpublic personal information about you from the following sources:

         A. Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

         B. Information about your transactions with us, our affiliates or others;

         C. Information we receive from your inquiries by mail, e-mail or telephone; and

         D. Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.


II. INFORMATION COLLECTED

      The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.


III. DISCLOSURE OF INFORMATION

      We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

         A. In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

         B. We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

      In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.


IV. CONFIDENTIALITY AND SECURITY

      With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.


V. POLICY UPDATES AND INQUIRIES

      As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

[LOGO OMMITTED]      FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


                              [INSIDE BACK COVER]

                               [BLANK BACK COVER]

Item 2. Code of Ethics.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) Not applicable.


Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by
Item 3 of Form N-CSR.


Item 4. Principal Accountant Fees and Services.

         (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $425,000 for 2008 and $427,500 for 2009.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.


             Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $77,250 for 2008 and $73,850 for 2009.

             Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2008 and $0 for 2009.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

             All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.


(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
         (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2008 were $77,250 for the registrant, $12,143 for the registrant's investment adviser and $31,863 for the registrant's distributor, and for 2009 were $73,850 for the registrant, $36,000 for the registrant's investment adviser and $37,300 for the registrant's distributor.

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.
Not applicable.


Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2)
(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.


Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

((registrant) First Trust Exchange-Traded Fund

               By (Signature and Title)* /s/ James A. Bowen
                  ----------------------------------------------------------
                     James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                     (principal executive officer)

Date:  February 19, 2010
       ---------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date:  February 19, 2010
       ------------------------------------------------------------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:  February 19, 2010
       ------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.